UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
 (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-402-391-1980
Date of fiscal year end: March 31
Date of reporting period: September 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | INVESTMENT MANAGEMENT

SEMI-ANNUAL REPORT

September 30, 2020

EQUITY

Weitz Hickory Fund

Weitz Partners III Opportunity Fund

Weitz Partners Value Fund

Weitz Value Fund

ALLOCATION

Weitz Balanced Fund

FIXED INCOME

Weitz Core Plus Income Fund

Weitz Nebraska Tax-Free Income Fund

Weitz Short Duration Income Fund

Weitz Ultra Short Government Fund

PLEASE NOTE: Beginning January 1, 2021, shareholder reports will no longer be automatically sent by mail. See inside for more information.

2 Q3 2020 Semi-Annual Report
THE WEITZ PHILOSOPHY
Finding quality at a discount
There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.
Fundamental Research-Driven Process
Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.
Bottom-Up Focus
Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.
High-Conviction Investing
We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.
Today we are responsible for approximately $3 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.
We’re right beside you
Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

Q3 2020 Semi-Annual Report 3
Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless specifically requested from the Fund or from your financial intermediary (such as a financial adviser). Instead, the reports will be made available at weitzinvestments.com and you will be notified by mail each time a report is posted. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically.
If you would like to continue to receive the Fund’s future shareholder reports in paper free of charge after January 1, 2021, you may make that request (1) by contacting your financial intermediary; or (2) if you invest directly with the Fund, by calling 800-304-9745.
If you already receive shareholder reports and other Fund documents electronically, you will not be affected by this change, and you need not take any action. If you do not receive shareholder reports and other Fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the Fund, call 800-304-9745. An election to receive shareholder reports electronically will apply to all Funds held with the Weitz Funds and may apply to all funds held with your financial intermediary.
TABLE OF CONTENTS

Value Matters	4
Performance Summary	7
Fixed Income Insights	8
Analyst Corner	10
Balanced Fund	12
Core Plus Income Fund	14
Hickory Fund	18
Nebraska Tax-Free Income Fund	20
Partners III Opportunity Fund	24
Partners Value Fund	26
Short Duration Income Fund	28
Ultra Short Government Fund	32
Value Fund	34
Schedule of Investments	36
Financial Statements	54
Notes to Financial Statements	64
Actual and Hypothetical Expenses for Comparison Purposes	72
Other Information	73
Index Descriptions	78

The management of Weitz Funds has chosen paper for the 80 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 Q3 2020 Semi-Annual Report
VALUE MATTERS
October 6, 2020
Dear Fellow Shareholder,
What a Recovery Looks Like
    While the stock market has roared to new highs in recent months, we likely face a longer journey to reach a full economic recovery. But we believe there will be opportunities for investors along the way.
The third quarter was a good one for our equity and conservative allocation portfolios. Mega-cap technology and “work from home” (WFH) stocks continued to pace the market’s advance. This is partly because they are better businesses for today’s economy, but also because a lot of the cash created by the Federal Reserve (Fed) for its quantitative easing program found its way into the stock market, much of it directed by index investors so it boosts those same stocks. Year-to-date returns for our equity funds reflect their relative exposure to these favored stocks.
While our focus here is primarily on equities, our fixed income portfolios also showed good quarterly and year-to-date returns. Weitz fixed income portfolio managers Tom Carney, CFA, and Nolan Anderson provide bond market perspectives in their Q3 Fixed Income Insights. In addition, you can find more specific information for all of our funds in our portfolio managers’ individual fund commentaries.
Where Are We Now?
The S&P 500 lost about one-third of its value between its February high and March low as investors reacted to the COVID-19 crisis and the shutdown of the economy. Since then, stocks have roared back to new highs, at least as measured by the S&P 500. We share investor optimism about the future, but we suspect the economic recovery will take longer and will be more uneven than the market’s rebound would suggest.
In fact, the S&P 500’s performance belies divergent trends among economic sectors. Zoom, Amazon and Netflix are actual beneficiaries of the pandemic. Airlines, hotels and theaters have been crushed. Most companies have experienced both positive and negative impacts, and investors’ affections have vacillated. Our take is that the good, the bad and the ugly alike will be mispriced from time to time and that patient investors will be able to take advantage over the next year or two as we get a clearer vision of what a new version of “normal” will be like. Here are some of the factors we are watching and trying to analyze:
Controlling the Virus
The scientific community is still learning about the coronavirus and is working overtime to develop treatments and vaccines. Policymakers are seeking a balance between shutting down for safety and opening up for economic health. In the absence of an effective vaccine, the primary public health measure available today is a regimen of testing, tracing, isolating and wearing masks. With inadequate availability of testing along with a persistent resistance to mask-wearing, we continue to experience new surges of infections (recently in the Midwest and Northwest, as this letter goes to press). Nevertheless, a combination of behavioral changes and medical advances should eventually allow for a relatively open economy. The pace of recovery is likely to be uneven, and it may be years before a majority of people are comfortable in theaters, restaurants and airplanes.
We own several companies (Danaher, LabCorp, Thermo Fisher) that provide COVID diagnostic testing and/or make instruments and supplies used in testing and developing therapeutics and vaccines. We do not own any of the drug companies that are competing to invent vaccines because we do not know how to handicap the race or to estimate the profitability of the winning product(s). As for policy measures, we citizens can have influence by voting and modeling good behavior. But the whack-a-mole nature of outbreaks would suggest that the virus will be with us for some time.
Fiscal and Monetary Policy – Debt and Deficits – Induced “Wealth Effect”
The Fed and Treasury have each injected trillions of (freshly created) dollars into the U.S. economy. Budget deficits are at record highs (by a wide margin) and the national debt has risen sharply. This spending has helped stabilize financial markets and sustain consumer spending, but it has done little to promote economic growth.
Theoretically, this money creation should be inflationary, yet potent deflationary forces (technology, globalization, excess productive capacity) have kept inflation at bay. This apparent contradiction has been puzzling to us.
One clue to how we might transition from deflation to inflation may lie in consumer expectations. So far, while government spending has risen dramatically, a large proportion of the cash has ended up as savings or debt reduction. In monetary policy language, the quantity of money has increased, but not its velocity. It seems plausible to us that if inflationary expectations rise, spending will accelerate. Spending in anticipation of price increases can create a feedback loop that pushes the inflation rate higher. The Fed is trying to push inflation up to a 2% annual rate, and once it begins to succeed, it may well over-achieve.
We have no idea when, or if, this might happen. But higher inflation generally means higher interest rates and lower P/E ratios for stocks as fixed income securities offer more potent competition for equities. No businesses are immune to inflation, but we have always favored companies that have pricing power over highly competitive and commodity-related businesses that have little control over their (pricing) destiny. Payments companies like Visa and Mastercard whose fees are tied to spending are direct beneficiaries of inflation. Subscription businesses like cable and broadband (Liberty Broadband and Comcast) and satellite radio (Liberty Sirius XM) should find it relatively easy to pass through price increases. Finally, JPMorgan, First Republic and Schwab should be able to increase their net interest margins in a higher-rate environment.
A by-product (or perhaps a primary objective?) of the Fed’s extraordinarily generous monetary policy is that trillions of new dollars have to go somewhere, and, with rates at or near zero, there is no alternative to equities. In October of 2018, when the Fed took its first baby step towards withdrawing the plentiful “free” money from the system, the S&P dropped about 20% in a few weeks. As

Q3 2020 Semi-Annual Report 5
economist Herb Stein said, “If something cannot go on forever, it will stop.” The end, or the threat of an end, to the current pace of monetary expansion could well cause the stock market some heartburn.
Disproportionate Impact on Poor and Low-Wage Workers
Income inequality was already a significant issue in the U.S. before COVID struck. One recent study, conducted before the pandemic, found that about 40% of American families could not afford a $400 surprise expense. This group seems more likely to include people employed in the service industry or other essential workers, more subject to infection and layoff, and likely to face catch-up payments after mortgage or rent forbearance. White-collar and other workers who have been able to work from home are less likely to have been severely impacted. While the aggregate economic indicator numbers are improving, full recovery to 2019-level economic activity will require that the “have-nots” of the economy participate as fully as the “haves.”
November Election
Whether the election results in the status quo, a Democratic sweep or something in between, there will be plenty of uncertainty as to future monetary, fiscal, tax, pandemic response, foreign policy and any number of other policy matters. The big issues, including those discussed above, will need to be addressed by whoever is in office. From the purely self-interested viewpoint of an investor, it is very hard to say that one side or the other is “best” for stocks or bonds. There are bigger issues involved than one’s portfolio, though, so we urge our clients to join us in voting.
Outlook
These are interesting times. We believe some things are different this time. The U.S. economy is resilient, and we are already seeing creative responses to the pandemic and an explosion of new products and businesses. We are optimistic about a return to a recognizable version of normal. Our quibble with the conventional wisdom, at least as reflected in today’s stock prices, is the assumption that the recovery will be quick and painless – the “V” recovery.
We believe that there will be surprises along the way and that investors’ emotional reactions will ensure plenty of volatility over the next year or two. The virus, the economy, the election, our relationship with China, persistent demands to address issues of diversity and inclusion, and the effects of climate change are all part of the mix that could keep investors off balance. Uncertainty and volatility have a way of creating opportunities for flexible investors. We are excited about the possibilities.
Thanks again to our shareholders and clients who have entrusted their investment capital to us. We appreciate your confidence.
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com
As of 09/30/2020, the following portfolio company constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:
•	Amazon.com, Inc.: 0.0%, 0.0%, 2.6%, 0.0%, 3.3%
•	Comcast Corp.-Class A: 1.1%, 0.0%, 0.0%, 0.0%, 3.1%
•	Danaher Corp.: 1.7%, 0.0%, 0.0%, 0.0%, 4.6%
•	First Republic Bank: 0.0%, 1.6%, 0.0%, 1.6%, 0.0%
•	JPMorgan Chase & Co.: 1.1%, 0.0%, 0.0%, 0.0%, 2.8%
•	Laboratory Corp. of America Holdings: 1.7%, 5.0%, 4.4%, 4.5%, 3.8%
•	Liberty Broadband Corp.-Series A&C: 0.0%, 6.8%, 4.9%, 4.8%, 0.0%
•	Liberty Broadband Corp.-Series C: 0.0%, 0.0%, 0.0%, 0.0%, 4.9%
•	Liberty SiriusXM Group-Series A & C: 0.0%, 4.4%, 4.5%, 4.1%, 0.0%
•	Liberty SiriusXM Group-Series C: 0.0%, 0.0%, 0.0%, 0.0%, 2.9%
•	Mastercard Inc.-Class A: 1.7%, 0.0%, 4.9%, 3.8%, 4.2%
•	Netflix, Inc. 0.0%, 0.0%, 0.0%, 0.0%, 0.0%
•	The Charles Schwab Corp.: 1.5%, 0.0%, 3.3%, 3.3%, 3.8%
•	Thermo Fisher Scientific Inc.: 2.4%, 0.0%, 0.0%, 0.0%, 4.6%
•	Visa Inc.-Class A: 1.6%, 0.0%, 4.9%, 4.2%, 4.2%
•	Zoom Video Communications, Inc.: 0.0%, 0.0%, 0.0%, 0.0%, 0.0%
Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 Q3 2020 Semi-Annual Report
DISCLOSURES
Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments. com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. In these cases, the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through Contractual Expiration Date of 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
Performance quoted for the Balanced, Partners Value and Value Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.
Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.
Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 81 for a description of all indices. The Since Inception return for the Russell 1000 Value and CPI + 1% is from 5/31/1986 and 12/31/1988, respectively. All other indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg Barclays 1-3 Year U.S. Aggregate and 5-Year Municipal Bond was 12/31/1992 and 1/29/1988, respectively.
On 12/29/2006, the Nebraska Tax-Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.
Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.
Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.
Effective 03/29/2019, the Hickory Fund invests the majority of its assets in the common stock of medium–sized companies, which the Fund considers to be companies with a market capitalization, at the time of initial purchase, of greater than $1 billion and less than or equal to the market capitalization of the largest company in the Russell Midcap Index. Prior to that date, the Fund invested the majority of its assets in the common stock of smaller– and medium–sized companies, which the Fund considered to be companies with a market capitalization, at the time of initial purchase, of less than $10 billion.

Q3 2020 Semi-Annual Report 7
PERFORMANCE SUMMARY

				ANNUALIZED
						Since Fund	Inception	Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Hickory Fund (WEHIX)	4.82%	(10.39)%	(4.49)%	5.12%	7.49%	8.89%	4/1/1993*	1.09%	1.13%
Russell Midcap®	7.46	(2.35)	4.55	10.13	11.76	10.51
Partners III Opportunity Fund - Investor (WPOIX)	7.37	0.05	5.06	6.84	8.96	11.92	8/1/2011	2.03	2.03
Partners III Opportunity Fund - Institutional (WPOPX)	7.59	0.50	5.71	7.42	9.39	12.04	6/1/1983*	1.44	1.44
S&P 500®	8.93	5.57	15.15	14.15	13.74	11.08
Russell 3000®	9.21	5.41	15.00	13.69	13.48	10.84
Partners Value Fund - Investor (WPVLX)	7.08	(6.72)	(0.14)	5.31	8.33	11.19	6/1/1983*	1.09	1.13
Partners Value Fund - Institutional (WPVIX)	7.14	(6.55)	0.10	5.58	8.49	11.23	7/31/2014	0.89	0.93
S&P 500®	8.93	5.57	15.15	14.15	13.74	11.08
Russell 3000®	9.21	5.41	15.00	13.69	13.48	10.84
Value Fund - Investor (WVALX)	11.46	7.55	14.77	10.48	11.47	10.37	5/9/1986*	1.08	1.08
Value Fund - Institutional (WVAIX)	11.50	7.70	15.00	10.72	11.62	10.41	7/31/2014	0.89	0.94
S&P 500®	8.93	5.57	15.15	14.15	13.74	10.44
Russell 1000®	9.47	6.40	16.01	14.09	13.76	10.46

				ANNUALIZED
						Since Fund	Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Balanced Fund - Investor (WBALX)	4.20%	3.33%	6.50%	7.29%	7.15%	5.76%	10/1/2003*	0.85%	1.14%
Balanced Fund - Institutional (WBAIX)	4.27	3.49	6.71	7.33	7.17	5.78	3/29/2019	0.70	0.95
Morningstar Moderately Conservative Target Risk	3.61	4.42	8.23	6.98	6.12	6.15

				ANNUALIZED
						Since Fund	Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income Fund - Investor (WCPNX)	2.20%	7.49%	7.53%	4.88%	N/A%	4.40%	7/31/2014*	0.50%	1.18%
Core Plus Income Fund - Institutional (WCPBX)	2.21	7.58	7.68	5.07	N/A	4.59	7/31/2014*	0.40	0.80
Bloomberg Barclays U.S. Aggregate Bond	0.62	6.79	6.98	4.17	N/A	3.93
Nebraska Tax-Free Income Fund (WNTFX)	0.50	2.74	3.13	1.70	1.79	4.45	10/1/1985*	0.45	1.10
Bloomberg Barclays 5-Year Municipal Bond	1.28	3.49	4.56	2.79	2.79	N/A
Short Duration Income Fund - Investor (WSHNX)	0.93	2.45	2.94	2.26	2.00	4.90	8/1/2011	0.55	0.95
Short Duration Income Fund - Institutional (WEFIX)	0.93	2.52	3.04	2.46	2.19	4.96	12/23/1988*	0.48	0.64
Bloomberg Barclays 1-3 Year U.S. Aggregate	0.16	2.85	3.44	2.05	1.58	N/A
U.S. Consumer Price Index (CPI) Plus 1.00%	1.21	2.05	2.39	2.83	2.79	3.47
Ultra Short Government Fund (SAFEX)	0.06	1.01	1.41	1.22	0.62	2.33	8/1/1991*	0.20	0.71
ICE BofA U.S. 6-Month Treasury Bill	0.07	1.00	1.54	1.42	0.81	2.88

*	Denotes the Funds inception date and the date from which Since Inception Performance is calculated.

8 Q3 2020 Semi-Annual Report
FIXED INCOME INSIGHTS
October 20, 2020

Dear Fellow Shareholder,
While the fixed income markets continue to be challenging, Weitz fixed income funds delivered positive returns in the third quarter. The Weitz Short Duration and Weitz Core Plus Income Funds in particular exhibited strong performance. This outcome is especially gratifying after the market value declines of portfolio holdings earlier in the year. As noted in our second quarter letter, we were not forced sellers during the March upheaval, and we used our liquidity to take advantage of market volatility during the first quarter. That fact along with the strong rebound in the market values of our portfolio holdings speaks to solid credit work to date.
Weitz equity and conservative allocation funds also posted gains in the third quarter. Please see Co-Chief Investment Officers Wally Weitz and Brad Hinton’s Value Matters for more details as well as the individual fund quarterly commentaries for full analyses on all of our portfolios.
Fixed Income Market Update
The graph below shows the changes of select U.S. Treasury rates over the past quarter and year.
Source: Bloomberg
The Treasury curve hardly budged in the third quarter as shorter rates (2-, 3- and 5-year) remained anchored near zero while longer rates (10- and 30-year) rose ever so slightly.
Spreads on corporate bonds continued to decline in the third quarter, resulting in outperformance compared to U.S. Treasury bonds. A broad measure of investment-grade corporate bond spreads, compiled by ICE BofA, declined modestly in the quarter – from 160 basis points as of June 30 to 144 basis points on September 30. The chart below depicts the path of investment-grade credit spreads for the past five years (blue line) against the one- (orange) and five-year (gray) averages.
Source: Federal Reserve Economic Data (FRED) – St. Louis Fed
Overall, corporate bond credit spreads have meaningfully retraced the large spike upward that peaked in March of this year. Credit spreads remain above where they have been over the last five years, but coupled with very low ‘base’ rates (U.S. Treasury) on which nominal returns are set, forward returns on offer for corporate bonds are reaching (or have reached) all-time lows.
Index challenges – “Houston, we have a problem”
While attending an Asset TV panel a year ago, Nolan said that we believe bonds generally have a ‘math problem,’ given that forward returns across a broad swath of the fixed-income marketplace would be meaningfully reduced. If that was true a year ago, it has become even more so today – especially for broad index categories. Illustrative of that return dilemma is seen in the primary indexes for two of the Weitz taxable bond funds, namely the Bloomberg Barclays US Aggregate Bond Index (AGG) and the 1-3 year subsegment of the AGG. The table below highlights certain characteristics for the AGG and the 1-3 year subset of the AGG alongside corresponding characteristics for the Weitz Core Plus Income and Weitz Short Duration Income Funds.
Key takeaways – events of the past few years have reduced the yield to worst and yield to maturity for the indexes referenced above and for investments that follow those indexes. We believe that our Funds, with carefully selected securities outside of what the indexes hold, and currently with materially higher yield to worst and yield to maturity, offer a better opportunity to escape the aforementioned ‘math problem.’ We further note that our Funds have lower duration profiles than the indexes (duration is commonly used as a measure of an investment’s future interest rate risk).
Federal Reserve – lower for much longer
The Federal Reserve (Fed) made no changes in short-term monetary policy during the quarter (leaving rates at or near zero), but in August the Fed unanimously adopted a new monetary policy framework that, while incremental to the agency’s long-term policy goals of promoting maximum employment and stable prices, may result in a lower for a lot longer short-term interest rate environment.
The Fed’s new policy framework establishes an average inflation targeting regime as well as a rather remarkable combination of factors to wait for before moving short-term interest rates off zero. Namely, the Fed expects to maintain the current Federal Funds rate (between zero and 25 basis points) until the labor market reaches full employment and inflation has consistently averaged 2% over a one-, three-, or five-year time period. In other words, the Fed appears willing to allow inflation to overshoot 2% for some amount of time to allow the labor market to reach the Fed’s

Q3 2020 Semi-Annual Report 9
view of full employment. Using the Fed’s long-standing measure of 4.1% unemployment as the measure of full employment and the Fed’s favored inflation gauge of PCE (personal consumption expenditures), these conditions have been an extreme historical anomaly, rarely occurring together at the same time. The Fed’s new inflation targeting regime has something in common with Samuel Beckett’s tragic comedy “Waiting for Godot” – they’re both waiting for something that may never happen. As one macro strategist suggests by analogy, the Fed is attempting to cast itself as a sort of monetary Peter Pan who wants the economy to come visit Never-Never Land.
While this new policy framework by the Fed may be more evolutionary than revolutionary, it does appear to have important implications for fixed-income investors. The acronym ZIRP (Zero Interest Rate Policy) that came into being after the Great Recession of 2008, and that resulted in short-term interest rates remaining at zero for six years could easily be eclipsed by the Fed’s new average inflation targeting and full employment directive.
Taking the Market’s Temperature
“Chaos and volatility are what “value” investors live for, and if we can muster the right combination of common sense and courage, we might just thrive.” – Wally Weitz August 2020
While we refrain from making bold (if any) market predictions/ prognostications, we do fully subscribe to Howard Mark’s wise advice of taking stock of the marketplace’s proverbial temperature. Speaking of temperature, 2020 has witnessed temperature swings like few, if any, others in history. Thanks to the patient, value-oriented investment approach instilled by our founder, whose recent but timeless quote began this section, our investment approach has always been to take advantage of the opportunities the market provides – by gradually expanding our circle of competence and patiently searching for pockets of favorable risk/ reward investments. The ‘chaos and volatility’ (high temperature) of 2020’s first quarter has given way to a much calmer environment (mild temperature). Entering the home stretch of a historically challenging year, this is what we see:
•  A ‘pedal to the metal’ monetary policy that will keep short-term interest rates lower for longer, and a stated intention to allow inflation (when it returns) to run hotter (higher) than the Fed’s previous 2% target, in order to aid in the labor market recovery. The result, absent yield curve control by the Fed (a potential topic for another time), may be a steeper yield curve that should have less negative impact on lower duration portfolios.
•  An economic recovery that progresses in fits and starts (not V-shaped) where the handoff from a massive fiscal and monetary stimulus will be tricky and likely volatile.
•  We may still be in the economic ‘eye’ of the Category 5 hurricane caused by the response to limit the spread of COVID-19; that is, it may be calm at present, but we continue to expect turbulence as we navigate to the other side of the storm’s ‘eyewall.’
•  The Fed’s direct buying of assets (Treasuries, mortgages, corporate bonds, ETFs) has reduced the value and forward return opportunities in many areas of the marketplace, and we believe active managers can add value by seeking out the most promising market sectors.
Our fixed-income funds have broad, flexible mandates that, we believe, allow us to navigate the increasingly lower return environment by identifying investment opportunities away from price-insensitive index investors and less influenced by Fed intervention (such as structured products).
Our goals remain the same. Namely, to (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) selectively take advantage of favorable risk/ reward opportunities, and (e) conduct consistent/thorough credit surveillance. We remain ready to take advantage of valuation disparities that may develop, and we hope to continue to earn your trust.

Tom Carney	Nolan Anderson
tom@weitzinvestments.com	nolan@weitzinvestments.com

Definitions: Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Yield to maturity (YTM): the total return anticipated on a bond portfolio if the bonds are held to maturity. Yield to worst (YTW): the lowest potential yield (most conservative yield) that can be received on a bond without the issuer actually defaulting. YTW is calculated by using worst-case scenario provisions, including prepayments, calls and sinking funds. Furthermore, YTW is a forward-looking estimate that ignores capital gains.

10 Q3 2020 Semi-Annual Report
ANALYST CORNER
First Republic Bank (FRC)
Sean R. Pompa,
CFA Research Analyst
Service That Delights… From a Bank
     “Costco has an enormous appeal to its constituency, and they surprise and delight their customers, and there is nothing like that in business. If you haven’t delighted customers, you’re a long way home.”
-- Warren Buffett, BRK’s 2018 Shareholder Meeting
First Republic Bank (FRC) is an ultra-high-touch bank and wealth management company offering personal banking, business banking, trust and wealth management services. The bank caters to low-risk, high-net-worth clientele (households with $1 million+ in investable assets) as well as households that are likely to become high-net-worth in the future. The San Francisco-based company was co-founded by current Chairman/CEO Jim Herbert in 1985 with eight employees and $8 million in bank assets. Since then, FRC has grown to become the twenty-fifth largest bank in the U.S. with 4,800+ employees, $133 billion in bank assets, and a combined $168 billion in client wealth management assets under management (AUM) and assets under administration (AUA).
The Business Model:
We view FRC less like a commodity spread lender (even though net interest income comprises over 80% of pre-provision revenue) and more like a rarified luxury service organization making money through banking and wealth management services. FRC’s earnings growth is less a function of market interest rates (although higher rates certainly wouldn’t hurt) and credit cycles, and more fueled by the efficient acquisition of customers with high lifetime values that grow over time. This focus has historically driven consistent increases in bank assets and client AUM/AUA, and we believe this will continue long into the future.
Most banks – community, regional, and money center – employ attempted cost leadership strategies that are meant to serve a broad customer base and keep operation costs low in order to support attractive pricing. FRC on the other hand takes a differentiation focus approach aiming to serve a narrower customer base with high-touch service that provides high utility. This differentiation strategy has been consistent since the company’s founding and has many interesting, interdependent aspects, including:
1)   Focusing on high-net-worth and young professional households in a handful of large U.S. metropolitan areas where target households are concentrated and growing. FRC’s core markets are the San Francisco Bay Area, Southern California, New York City and Boston. Concentrating infrastructure in locations with large and growing addressable markets supports a more favorable operating leverage profile, where much of the incremental profits can be reinvested back into the business to support continued growth.
2)   Giving these households – particularly the younger ones that are earlier in their earnings lifecycle – an incentive to become clients by offering favorably priced jumbo residential mortgage loans (originated balances over $725,000), student loan refinancing (FRC only wants to refinance clients that have already graduated – predominantly from graduate schools – and have attractive credit profiles), and professional loans (e.g. loans backed by the client’s equity in their law firm, medical practice, private equity firm, etc.).
3)   Offering top-notch client service to attract, retain and expand client relationships. FRC’s superior service starts with a difficult-to-replicate organizational structure – one that emphasizes intimate personalization and teamwork rather than hierarchy, red tape and competing fiefdoms. When a new client walks in the door looking for a specific product, whichever frontline advisor (relationship managers, business bankers, wealth managers, etc.) services the transaction becomes that client’s point person (or “face of the bank”) for the entire duration of that employee’s tenure at FRC, regardless of career progression. As the client’s relationship grows (e.g. expanding beyond personal banking products to business banking and/or wealth management services), the point person quarterbacks each transaction across the organization in a way that creates little friction for the client.
Our view is that FRC’s primary selling point is not just having a comprehensive menu of financial products, but saving clients’ time, energy and peace-of-mind as they navigate evolving financial situations. FRC attracts customers who want banking and wealth management to be a pleasant, even enjoyable experience rather than an extended chore. The return on this differentiated client service can be evaluated across multiple data points. First, FRC’s Net Promoter Score (a widely adopted measure of customer satisfaction) has historically been roughly double that of the banking industry average and runs above leading non-bank brands like Apple, Ritz-Carlton and Southwest Airlines. Second, annual deposit attrition is just 2% versus the bank industry average of 8%, making it much easier to grow the business and do it with low-cost funding. Finally, over half of the bank’s growth is coming from expanded relationships with existing clients and nearly a third from new clients brought on by existing client referrals.
4)   Sustaining the service engine through exceptional employee retention, achieved by offering high compensation, the right incentives, and more capacity to service customers. FRC’s focus on well-heeled clientele naturally translates to more complex banking needs (the average FRC client has a high-single-digit number of products at the bank) and higher average client balances. As a result, FRC employees handle a large amount of assets/AUM/AUA/deposit dollars, yet those dollars are tied to a much smaller-than-average number of client accounts. To highlight this efficiency, it’s worth noting that FRC’s bank assets per employee ratio is 1.5x that of peer banks, annual revenue per employee is around 1.75x that of peers at roughly $700,000, and the number of deposit accounts is just one-fourth that of peers. This translates to more bandwidth to service clients and a sustained ability to pay the average employee more than 2x that of peers. We would venture to guess that this is a primary driver behind FRC’s low-single-digit frontline employee turnover each year. Such retention coupled with matching bankers and clients in the same age cohort help reinforce the “personal banker for life” value proposition.
The client’s personal banker is ultimately compensated on each client’s customer lifetime value while bankers who serve in support roles on a given transaction are incentivized to provide exceptional service because they share in the incremental compensation pool. Aside from driving client growth and cross-selling, frontline employee incentives importantly emphasize conservative underwriting through aggressive clawbacks (i.e. paying back 4-7x the bonus paid

Q3 2020 Semi-Annual Report 11
on an impaired loan). Further, executive compensation is geared to maintaining pristine credit, strong regulatory performance, and double-digit returns on equity.
The end result is a bank that has consistently grown its earning assets at a high-teens annualized growth rate and AUM/AUA at a slightly faster rate, all while maintaining attractive returns.
With low-risk clients, exemplary underwriting, and correspondingly benign credit costs (cumulative net charge-offs just 0.12% on all loans originated since 1985), net income tends to track earning asset growth plus or minus impacts from changes in the net interest margin1. Earnings per share (EPS) growth is slightly lower due to share count growth (FRC partially finances its rapid balance sheet growth by periodically issuing equity, staying above target capital ratios). Over the last five years, earning assets have grown 19% annualized, net income has grown at 15%, and EPS has grown at 11%.
The Long-Term Outlook
Going forward, we believe FRC can sustain low teens EPS growth and maintain a premium valuation multiple (although we seek to buy aggressively at attractive discounts).
On one hand, there’s a risk that earning asset and AUM/AUA growth moderates relative to historical growth rates, at least in the near-to-medium term due to potentially weaker high-net-worth household growth and deterioration in target client financial health. Additionally, the COVID-19-led recession may result in near-term credit costs that exceed what occurred in the Great Financial Crisis of 2008-2009. However, we think such costs are likely to be very manageable and well below whatever industry average shakes out due to a stronger borrower profile and high collateral coverage (~80% of the loan book is secured by real estate, and loan balances to real estate appraisal values are below 60% on average across lending lines). Further, our comfort around prospective credit performance takes into account FRC’s historically stable and diversified loan mix, which notably has low exposure to direct impacts from pandemic-related social distancing (i.e. low exposure to restaurants, hotels, and travel-related borrowers, and no credit card or auto loans).
Balancing the risks, the long-term earning asset growth setup appears attractive when accounting for a 10+ year strategic initiative that has skewed the client mix towards younger demographics (i.e. less mature banking relationships = more room for cross-selling and account balance growth), a big remaining cross-selling gap between the bank and wealth management divisions, and the ability to take target client share in a downturn via the attractively priced “client acquisition” loans (e.g. jumbo residential mortgages) previously discussed. FRC has consistently taken high-net-worth household market share over its history, yet the bank’s penetration of these target clients remains just under 5% within its operating footprint. We think the runway for growth is quite long.
Finally, while FRC’s net interest margin is somewhat less sensitive to movements in market interest rates, suffice it to say that the decade-plus low-rate environment has been a headwind. However, with the Federal Reserve’s current zero interest rate policy and many years of adverse balance sheet repricing baked in the cake, the odds of net interest margin just staying neutral or becoming a meaningful tailwind to earnings (something we’re still hesitant to build into our base model) are now much better, thus offering additional upside optionality that seems far from embedded into today’s stock price.
As of 09/30/2020, First Republic Bank (FRC) constituted a portion of the net assets of the following Weitz Funds: Hickory Fund (1.6%), Partners Value Fund (1.6%).
As of 09/30/2020 Apple Inc. (APPL), Marriott International, Inc. (MAR) (parent company of The Ritz-Carlton Hotel Company), and Southwest Airlines Co. (LUV) were not held in any Weitz Funds.
Holdings are subject to change and may not be representative of the Fund’s current or future investments.
1 A function of market interest rates and balance sheet mix, net interest margin is the difference between interest income on average earning assets and interest expense on average liabilities all over average earning assets. Net interest margin multiplied by average earning assets = Net Interest Income, FRC’s chief source of revenue.
Sean Pompa, CFA, joined Weitz Investments in 2019. Prior to joining the firm, he was an equity analyst at First Pacific Advisors. Previously, he was an associate national bank examiner at the Office of the Comptroller of the Currency. Sean has a BSBA in finance and a BA in political science from West Virginia University and an MBA from UCLA’s Anderson School of Management.

12 Q3 2020 Semi-Annual Report
BALANCED FUND
Portfolio Manager: Brad Hinton, CFA
Investment Style: Conservative Allocation
The Balanced Fund’s Institutional Class returned +4.27% for the third quarter compared to +3.61% for the Morningstar Moderately Conservative Target Risk Index (the Fund’s primary benchmark). Year to date, the Fund’s Institutional Class has returned +3.49% compared to +4.42% for the primary benchmark. Over the longer term, total returns well above inflation have helped our investors retain and steadily build wealth.
Overall, it was a good quarter for Fund investors. Equities posted strong gains while bond returns moderated as the gravitational pull of low interest rates took hold. After a long, hot summer of scorching equity returns and Robinhood trading success stories, our approach probably seemed a bit stodgy. September provided a reminder of the virtues of our conservative allocation strategy. Stocks stumbled, especially the white-hot favorites, and bonds provided no relief. In contrast, the Fund posted a flat return for the month. While we place no emphasis on short-term results, we do believe that protecting gains is as important as generating them.
Thermo Fisher Scientific and Danaher again paced the Fund’s quarterly contributors. Both companies experienced revenue tailwinds from helping society deal with the COVID-19 pandemic, and their core businesses showed resilience. After lagging in the first half of 2020, Berkshire Hathaway’s stock rebounded strongly in the third quarter. We thought the battleship was simply priced too cheaply, and the market eventually took notice. Charter Communications posted another set of strong results driving the stock to new all-time highs. Analog Devices was the only modest detractor in the quarter, with a single-digit price decline that was not noteworthy.
The year-to-date story is similar. Thermo Fisher, Microsoft and Danaher tallied gains of over 30%, while timely first-quarter purchases of S&P Global added nicely to results. Financial companies topped the list of detractors. We wrote about Redwood Trust’s challenges in the first quarter. After weathering the worst of the storm, the mortgage REIT’s business is on firmer footing and the stock has rallied nearly 50%. We remain resolute on the multi-year outlooks at Charles Schwab and JPMorgan Chase. While both face current headwinds, they offer contrarian exposure to a potentially steeper yield curve (someday).
We added one “meat and potatoes” stock during the quarter, Fidelity National Information Services (FIS). We owned this leading core bank and payment processor in the mid-2010s, so our team knows the company and industry well. FIS acquired Worldpay last year, adding to the company’s capabilities, strengthening its moat, and enhancing its profit growth story. FIS is riding several industry tailwinds, and for the next few years has the chance to power through broader economic turbulence. While the risk/reward skew is favorable, the stock is more likely to be a role-playing grinder than a superstar.
We also bought two hybrid securities that offer equity-like return potential. Redwood Trust’s convertible bonds, due in 2024, have a favorable risk/reward skew from a price well below par. While the conversion feature is worth little, the bond component yields over 8% to the nearly four-year maturity. Qurate Retail distributed new 8% cumulative preferred securities to owners as part of a broader capital structure shuffle. We were pleased to buy at favorable prices as some common equity owners sold the new security that did not fit their investment mandates.
“The 60/40 Portfolio is Dead.”
Variations of this storyline have been making the rounds in the latest financial news cycle. Brazen headlines generate more clicks than plain statements like, “Returns are going to be harder to come by…for all assets.” Interest rates are pinned near zero, punishing savers. Financial asset prices have been bid higher across the board. The harsh reality is that investors are going to have to work harder for less return. That outlook does not light up marketing decks, but it sounds a lot like the lived experience of millions of Americans for the past decade(s). Our response is simple, “Let’s pick up the lunch pail, roll up our sleeves, and get on with it.”
To be clear, the “bond math” challenges are very real. The primary issue for passive allocation investors is that the gravy train from investing in longer-term bonds is over. Investors have ridden strong, dual tailwinds of declining interest rates and tightening credit spreads to generate healthy returns from capital gains in their bond portfolios. The popular indexes still have high interest rate exposure (i.e., long durations), which increasingly offer what Jim Grant eloquently described as “return-free risk.” Our short, high-quality bond approach has not used this playbook for the past decade, so we do not need to find a new one.
We manage a very different kind of allocation strategy, and our differences give us advantages. Security selection is our calling card. We start by investing 40-50% of the Fund in common equities. Stock picking is where we expect to generate most of our long-term returns. We also intend to keep roughly a quarter of the Fund in liquid, high-quality securities focused first on return of capital, rather than return on capital. This allocation provides ballast that helps make the Fund an all-weather port in any market storm (such as the one that began in the first quarter of 2020).
Beyond those core allocations, we have the freedom to flex the rest of the portfolio. We look throughout the capital structure for opportunities, as evidenced by the hybrid security purchases described earlier. Our fixed income team specializes in sourcing investments that are not available through indexes. These idiosyncratic, off-the-beaten-path assets often trade by appointment, a credit to the relationships Weitz fixed income portfolio managers Tom Carney, CFA, and Nolan Anderson have built over the years. Examples include asset-backed securities (6.6%), non-agency mortgage-backed securities (2.1%), and other structured products (2.7%). We take a conservative approach to how and where we invest, with a focus on spreading risk across sponsors, asset types, vintages, and structures. We also know that market conditions are not static, meaning that today’s opportunity set is not the only one open to us. In the investing long-game, disciplined patience is often rewarded when you least expect it.
The resulting portfolio continues to evolve with market conditions. We own common equity stakes in 29 companies totaling 40.2% of net assets. High-yielding, hybrid securities represent another 2.6% of the Fund. Fixed income holdings include investment-grade corporate bonds (5.9%), securitized debt (11.3%), Treasury securities (27.0%), and cash equivalents (13.6%). We have plenty of capacity to lean into new opportunities as our team uncovers them.
We think the Fund remains well-positioned to provide long-term capital appreciation and capital preservation. Meaningful current income will be more challenging for the time being. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons. Thank you for your investment and continued confidence in the Fund and our firm.
Definitions: Investment-grade bonds are those securities rated at least BBB- by one or more credit ratings agencies.

Q3 2020 Semi-Annual Report 13

Returns
				Annualized
							Since Fund
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/2003)	Expense	Expense
WBALX - Investor Class	4.20%	3.33%	6.50%	6.82%	7.29%	7.15%	5.76%	0.85%	1.14%
WBAIX - Institutional Class	4.27	3.49	6.71	6.88	7.33	7.17	5.78	0.70	0.95
Moderately Conservative	3.61	4.42	8.23	6.25	6.98	6.12	6.15

Top 10 Stock Holdings
% of Net Assets
Thermo Fisher Scientific Inc.	2.4
Berkshire Hathaway Inc. - Class B	2.1
Aon plc - Class A	2.0
Microsoft Corp.	2.0
Alphabet, Inc. - Class C	1.7
Danaher Corp.	1.7
Laboratory Corp. of America Holdings	1.7
Mastercard Inc. - Class A	1.7
Charter Communications, Inc. - Class A	1.7
Vulcan Materials Co.	1.6
18.6

Top Stock Performers
		Average
	Return	Weight	Contribution
Thermo Fisher Scientific Inc.	21.9%	2.3%	0.55%
Berkshire Hathaway Inc. - Class B	19.3	2.1	0.37
Danaher Corp.	21.9	1.7	0.37
Charter Communications, Inc. - Class A	22.4	1.7	0.37
Vulcan Materials Co.	17.3	1.6	0.25

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Analog Devices, Inc.	(4.3)%	1.2%	(0.04)%

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	(0.06)%	(0.38)%
Institutional	0.09	(0.09)

Industry Breakdown
% of Net Assets
Information Technology	11.8
Financials	9.9
Health Care	5.8
Communication Services	4.5
Materials	3.8
Industrials	3.1
Consumer Staples	1.3
Total Common Stocks	40.2
U.S. Treasury Notes	27.0
Asset-Backed Securities	6.6
Corporate Bonds	5.9
Mortgage-Backed Securities	4.6
Non-Convertible Preferred Stocks	1.6
Corporate Convertible Bonds	1.0
Commercial Mortgage-Backed Securities	0.2
Cash Equivalents/Other	12.9
Total Bonds & Cash Equivalents	59.8
100.0

Fixed Income Attributes
Portfolio Summary
Average Maturity	1.4 years
Average Effective Maturity	1.4 years
Average Duration	1.3 years
Average Effective Duration	1.2 years
Average Coupon	1.9%

Credit Quality
Underlying Securities	% of Bond Portfolio
U.S. Treasury	45.3
U.S. Government Agency Mortgage Related Securities	4.2
AAA	10.6
AA	3.0
A	4.6
BBB	6.5
BB	2.7
Non-Rated	1.7
Cash Equivalents	21.4
100.0
Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
The Fund receives credit quality ratings on portfolio securities when available from credit rating agencies. The Fund itself has not been rated by a credit rating agency. Ratings and portfolio credit quality may change over time. A security is “investment grade” when it has received a credit quality rating of at least BBB. If a security has received different ratings from more than one rating agency, then the highest rating is used. Mortgage related securities issued and guaranteed by government sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rating Aaa and AAA by Moody’s and Fitch, respectively.
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.
Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics Source (Top Performers, Bottom Performers): FactSet Analytics

14 Q3 2020 Semi-Annual Report
CORE PLUS INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Intermediate-Term Bond
The Core Plus Income Fund’s Institutional Class returned +2.21% for the third quarter compared to a +0.62% return for the Bloomberg Barclays US Aggregate Bond Index (the Fund’s primary benchmark). Year to date, the Fund’s Institutional Class returned +7.58% compared to a +6.79% return for the benchmark. A further tightening of credit spreads (particularly in high-yield bonds) and better-than-expected credit performance in our asset-backed security (ABS) and commercial mortgage-backed security (CMBS) portfolio drove our third-quarter outperformance.
While significant economic uncertainty remains, we continue to be pleased with the credit performance of our portfolio. Due to the strong quarterly and year-to-date performance, the Fund’s overall yield to worst (YTW) declined to 3.8% as of September 30, from 4.9% as of June 30 and 6.6% as of March 31. As a reminder, YTW has historically been a reasonable predictor of forward returns. And while favorable reinvestment opportunities are becoming increasingly difficult to uncover, we continue to like what we own, and our YTW at quarter-end remains quite favorable compared to the benchmark’s yield to worst of 1.18%.
Portfolio Positioning
The table below shows the change in allocation to various sectors, from Q2 2020 to Q3 2020 and from September 30, 2019, to September 30, 2020. This summary shows how we have allocated capital over time. Since our goal is to invest in sectors we believe offer the best risk-adjusted returns, our allocations may change significantly over time.
			Qtr Over Qtr		Yr Over Yr
			Change		Change
Sector (% of Net Assets)	9/30/2020	6/30/2020	(bps)	9/30/2019	(bps)
Corporate Bonds	36.1	37.8	-170	28.4	+1,280
Corporate Convertible Bonds	1.5	1.6	-10	1.6	+40
Asset-Backed Securities (ABS)	28.1	29.1	-100	27.2	+390
Commercial Mortgage-Backed	7.2	9.4	-160	9.3	-180
Securities (CMBS)
Agency Mortgage-Backed (MBS)	0.9	1.2	-30	1.8	-90
Non-Agency Mortgage Backed
(RMBS)	1.8	2.2	-40	2.8	+30
Non-Convertible Preferred Stock	1.6	0.0	+160	0.0	+160
Taxable Municipal Bonds	0.3	0.4	-10	0.4	0
U.S. Treasury	15.2	16.6	-140	24.4	-950
Common Stock	0.8	0.2	+60	0.2	+60
Cash & Equivalents	6.5	1.5	+500	3.9	+260
Total	100.0	100.0		100.0	0
High Yield+	16.3	15.1	+120	10.6	+570

Effective duration (years)	4.4	4.7	-0.3	4.1	+30
Effective maturity (years)	5.5	5.8	-0.3	5.2	+40

+	High-Yield exposure (as of 09/30/2020) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.
New investment activity moderated from the first half of the year as we remain patient in seeking qualifying investment opportunities. Most noteworthy was our new ABS investments in corporate collateralized loan obligations (CLOs) (see Corporate CLOs section that follows). We also made investments in Qurate Retail. Qurate’s shopping offerings across pay-TV, dot-com and other digital channels were well suited for the current environment, driving a return to sales growth in the second quarter, the first in more than a year. Management also took steps to highlight the company’s resilient cash flow generation, distributing new 8% cumulative preferred securities to owners as part of a broader capital shuffle. Thanks to the strong collaboration of Weitz equity and fixed income teams (a special shout-out to equity portfolio manager Drew Weitz), the Fund purchased Qurate common stock, then received a distribution of its preferred securities, and then purchased additional preferred at attractive prices due to what we believe was largely technical selling pressure from index funds that are unable to hold preferred securities.
As of September 30, our high-yield exposure was 16.3%, up from 15.1% on June 30 (the portfolio’s high-yield limit is 25%). In terms of overall portfolio metrics, the average effective maturity declined to 5.5 years from 5.8 years and the average effective duration declined to 4.4 years from 4.7 years (versus 6.0 years for the benchmark as of September 30). These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).
Top Quarterly Contributors
Sector allocation and security selection were the key drivers of performance.
•     Corporate and Convertible Bonds: Our corporate bond segment drove almost half of the total return during the quarter as credit spreads, particularly in high-yield, continued to decline. Retail holding L Brands, consumer finance company One Main Financial, leisure holding SilverSea Cruise Finance (a subsidiary of Royal Caribbean), E&P producer Matador Resources and Redwood Trust convertible bonds were the standout high-yield credits.
•     Asset-Backed Securities (ABS): Our ABS investments across all categories (e.g. auto, consumer, equipment, fleet lease) provided solid coupon income and capital appreciation while also continuing to exhibit better-than-anticipated credit performance given the economic environment.
•     Commercial Mortgage-Backed Securities (CMBS): Our CMBS segment contributed strong price appreciation in the quarter as business plans continued to progress among our various commercial real-estate collateralized loan obligations (CRE CLOs), such as Granite Point and ReadyCap, and our single asset single borrower (SASB) holdings from Hilton and Retail Value.
Top Quarterly Detractors
•     While no sector materially detracted from performance, the bonds of NGL Energy Partners gave back some of what they recovered in the second quarter. The energy sector is suffering from multiple headwinds, most important of which is the current low-price environment. Low oil prices have negatively impacted the near-term production volumes of NGL’s producer customers, which use NGL’s midstream infrastructure located in the Permian Basin in Texas and the DJ Basin in Colorado. Recently, NGL’s largest counterparty in Colorado filed for bankruptcy and there is significant uncertainty as to the value of the midstream contract going forward. These risks caused NGL’s bonds to be downgraded by Moody’s from B2 to B3. We have spoken to NGL’s management and believe the company is responding to these challenges, including a potential renegotiation of its midstream contract. A reasonable solution should also help NGL negotiate an extension of its credit facility that matures in October 2021. Given the quality of the assets and the long-term cash flow potential, we like the risk/reward at current bond prices.

Q3 2020 Semi-Annual Report 15
Corporate Collateralized Loan Obligations (Corporate CLOs)
The Core Plus Income Fund made its first corporate CLO investments in the second quarter. While this represents new territory for Weitz, we believe it is a natural progression and builds on the securitized products work we have done over the past decade. As with all securitized products, the investment process for corporate CLO investing is focused on the underlying collateral characteristics, the quality of the sponsor, and the securitization’s structural features and investor protections. There are two distinct corporate CLO markets: the larger broadly syndicated loan (BSL) market and the smaller middle market (MM). While there are pros and cons for each, we believe CLOs backed by middle market loans offer particularly attractive risk/reward characteristics for us at this time.
In terms of the underlying collateral, typical MM CLOs are backed by first-lien, senior secured loans issued to private companies who do not have publicly rated debt. To help offset the investor risks associated with smaller size and scale, we have seen that MM loans generally have wider spreads, exhibit lower leverage, and have better loan structures and covenant protections than BSL loans. Unlike BSLs, MM loans are more idiosyncratic in nature whereby the sponsor is more directly involved in negotiating lending terms with each borrower. Financial covenants and control language in the event of a workout or event of default are specifically tailored for borrowers within each credit agreement. The individualized characteristics of MM loans tends to lead to a lack of liquidity in the underlying loans.
Given the unique risks involved in middle market lending, sponsor skill is critical to strong credit performance. To that end, we came away from our months of due diligence very impressed with the size, scale, and sophistication of many of the top-tier middle market sponsors. Many of these sponsors have proven track records through multiple credit cycles. Another distinguishing factor in the middle market is the alignment of interest between MM CLO investors and sponsors. Middle market sponsors tend to retain the bottom 15-25% of their securitizations, representing significant “skin-in-game.” In the BSL market, sponsors typically retain only the legally required minimum of 5.0%.
For the MM CLOs we have purchased, credit enhancement is provided through overcollateralization, the subordination of cash flows and excess spread (similar to the credit enhancement structures for other ABS). We believe these particular MM CLOs have demonstrated resiliency through multiple credit cycles, and we like their risk/reward profiles (especially their coupon payments) in today’s challenging fixed income environment.
Taking the Market’s Temperature – excerpt from Q3 2020 Fixed-Income Insights.
“Chaos and volatility are what “value” investors live for, and if we can muster the right combination of common sense and courage, we might just thrive.” – Wally Weitz August 2020 While we refrain from making bold (if any) market predictions/ prognostications, we do fully subscribe to Howard Mark’s wise advice of taking stock of the marketplace’s proverbial temperature. Speaking of temperature, 2020 has witnessed temperature swings like few, if any, others in history. Thanks to the patient, value-oriented investment approach instilled by our founder, whose recent but timeless quote began this section, our investment approach has always been to take advantage of the opportunities the market provides – by gradually expanding our circle of competence and patiently searching for pockets of favorable risk/reward investments. The ‘chaos and volatility’ (high temperature) of 2020’s first quarter has given way to a much calmer environment (mild temperature). Entering the home stretch of a historically challenging year, this is what we see:
•     A ‘pedal to the metal’ monetary policy that will keep short-term interest rates lower for longer, and a stated intention to allow inflation (when it returns) to run hotter (higher) than the Fed’s previous 2% target, in order to aid in the labor market recovery. The result, absent yield curve control by the Fed (a potential topic for another time), may be a steeper yield curve that should have less negative impact on lower duration portfolios.
•     An economic recovery that progresses in fits and starts (not V-shaped) where the handoff from a massive fiscal and monetary stimulus will be tricky and likely volatile.
•     We may still be in the economic ‘eye’ of the Category 5 hurricane caused by the response to limit the spread of COVID-19; that is, it may be calm at present, but we continue to expect turbulence as we navigate to the other side of the storm’s ‘eyewall.’
•     The Fed’s direct buying of assets (Treasuries, mortgages, corporate bonds, ETFs) has reduced the value and forward return opportunities in many areas of the marketplace, and we believe active managers can add value by seeking out the most promising market sectors.
Our fixed-income funds have broad, flexible mandates that, we believe, allow us to navigate the increasingly lower return environment by identifying investment opportunities away from price-insensitive index investors and less influenced by Fed intervention (such as structured products).
Our goals remain the same. Namely, to (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) selectively take advantage of favorable risk/reward opportunities, and (e) conduct consistent/thorough credit surveillance. We remain ready to take advantage of valuation disparities that may develop, and we hope to continue to earn your trust.
Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment-grade bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-investment grade bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated below BBB- by two or more credit ratings agencies. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

16 Q3 2020 Semi-Annual Report

Returns
				Annualized
						Since Fund
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/2014)	Expense	Expense
WCPNX - Investor Class	2.20%	7.49%	7.53%	5.47%	4.88%	4.40%	0.50%	1.18%
WCPBX - Institutional Class	2.21	7.58	7.68	5.65	5.07	4.59	0.40	0.80
Bloomberg Barclays U.S. Aggregate Bond	0.62	6.79	6.98	5.23	4.17	3.93

Fixed Income Attributes
Portfolio Summary
Average Maturity	5.8 years
Average Effective Maturity	5.5 years
Average Duration	4.4 years
Average Effective Duration	4.4 years
Average Coupon	3.6%

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	5.6
Less than 1 Year	24.9
1 - 3 Years	20.7
3 - 5 Years	11.6
5 - 7 Years	16.0
7 - 10 Years	6.7
10 - 20 Years	4.7
20 Years or more	9.0
Common Stocks	0.8
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	15.3
U.S. Government Agency Mortgage
Related Securities	0.9
AAA	4.3
AA	7.5
A	14.8
BBB	34.1
BB	8.2
B	5.9
CCC	1.0
Non-Rated	1.6
Common Stocks	0.8
Cash Equivalents	5.6
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	2.60%	2.04%
Institutional	2.70	2.33

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
The Fund receives credit quality ratings on portfolio securities when available from credit rating agencies. The Fund itself has not been rated by a credit rating agency. Ratings and portfolio credit quality may change over time. A security is “investment grade” when it has received a credit quality rating of at least BBB. If a security has received different ratings from more than one rating agency, then the highest rating is used. Mortgage related securities issued and guaranteed by government sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rating Aaa and AAA by Moody’s and Fitch, respectively.
Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Q3 2020 Semi-Annual Report 17
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18 Q3 2020 Semi-Annual Report
HICKORY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Mid-Cap Value
The Hickory Fund returned +4.82% in the third calendar quarter compared to +7.46% for the Russell Midcap Index, the Fund’s primary benchmark. For the calendar year to date, the Hickory Fund returned -10.39% compared to -2.34% for the Russell Midcap Index.
Equities extended their rally during the third quarter, with some sectors once again reaching new highs. Our portfolio continued to recover as well, albeit at a slower pace than in the prior quarter. The U.S. economy continues to heal from the worst of the shutdown-induced trauma, but progress has somewhat lagged the pace set by the market. This is not unexpected, as stock prices reflect both companies’ current results and investors’ expectations for the future. For our part, we anticipate the recovery will continue but may have fits and starts along the way. The list of things that could cause near-term volatility remains long (debates over additional fiscal stimulus, progress in fighting the virus, and the U.S. presidential election, just to name a few). But in the long term, we remain bullish on the prospects for our collection of businesses.
The Fund’s largest holding, Liberty Broadband (owner of a 26% stake in Charter Communications), set the performance standard for both the quarter and year-to-date periods. As customers spend increasingly more time at home, the utility of Charter’s broadband offering has never been clearer, and the company’s continued execution against its growth plan drove its shares to new heights. Black Knight, another quarter and year-to-date standout, rose thanks to strong results from its core mortgage-related businesses, as well as the increased mark-to-market value of its investment in the newly publicly traded Dun & Bradstreet. Finally, Qurate Retail also placed in the quarter and year-to-date performance derbies. Qurate’s home shopping offerings across pay-TV, dot-com, and other digital channels are well suited for the current environment, driving a return to sales growth in the second quarter, the first in more than a year. Management also took steps to highlight the company’s resilient cash flow generation, paying a $1.50 cash dividend and distributing new 8% cumulative preferred securities to owners as part of a broader capital structure shuffle. Shares of the preferred initially traded at a significant discount to par, presumably for technical reasons, and we were happy to add to our position at attractive prices. Continued recoveries by shares of Ingersoll Rand and CoStar Group round out the quarter’s top five performers.
Our list of quarterly and year-to-date detractors similarly includes three common constituents. First Hawaiian shares have suffered as their customers have been forced to deal with (either directly or indirectly) COVID-19’s impact on travel and tourism along with the resulting hit to the Hawaiian economy. Although provisions for potential credit losses have increased, we are comfortable with the bank’s ability to manage the loan book through the current crisis. Liberty Latin America has similarly struggled with COVID-19 related lockdowns and downturns across its footprint. Nevertheless, we believe Liberty’s fixed and wireless connectivity businesses will prove resilient. Furthermore, money raised by the company’s recent equity rights offering (which we participated in) puts them in a position to close on two announced, attractive acquisition opportunities. Liberty SiriusXM remains on the quarterly and year-to-date laggards list given its difficult performance in the first quarter as auto-related businesses were hit by supply chain disruptions even before the pandemic fully took hold in the U.S. Shares have recovered in the months since, and we do not view the third quarter’s modest decline as particularly material. Guidewire Software and Box both appear in our quarterly top detractors list after giving back a portion of the second quarter’s very strong gains.
We initiated one new position during the third quarter. First Republic Bank is a San Francisco-based provider of personal and business banking, trust and wealth management services catering to low-risk, high-net-worth (or soon to be) clients. First Republic’s ultra-high-touch service model makes it less of a commodity bank and more of a rarified luxury service organization. This differentiated service model helps to grow customer lifetime values and allows the company to gain new customers simply through existing client referrals. Earnings growth is therefore less of a function of market interest rates (which would be upside to our investment thesis) but through customer growth driving bank and wealth management assets. For a deeper dive into First Republic’s business and our investment thesis, we encourage shareholders to read our Q3 2020 Analyst Corner feature, written by Weitz equity analyst Sean Pompa, CFA.
Our remaining portfolio activity during the quarter was tilted toward sells, including the sale of our remaining Equity Commonwealth shares. The net result leaves the Fund’s overall invested level modestly higher at 96% of net assets and, in our estimation, an overall portfolio price-to-value ratio in the low to mid 80’s at quarter-end.

Q3 2020 Semi-Annual Report 19

Returns				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(4/1/1993)	Expense	Expense
WEHIX	4.82%	(10.39)%	(4.49)%	1.20%	5.12%	7.49%	5.06%	8.89%	1.09%	1.13%
Russell Midcap	7.46	(2.35)	4.55	7.13	10.13	11.76	8.25	10.51

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	6.8
LICT Corp.	6.0
Laboratory Corp. of America Holdings	5.0
CarMax, Inc.	4.5
Liberty SiriusXM Group - Series A & C	4.4
GCI Liberty, Inc. - Class A	4.2
CoStar Group, Inc.	4.0
ACI Worldwide, Inc.	4.0
Guidewire Software, Inc.	3.9
Ingersoll Rand Inc.	3.9
46.7

Top Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Series A & C	15.7%	7.3%	1.13%
Ingersoll Rand Inc.	26.6	3.6	0.83
CoStar Group, Inc.	19.4	3.7	0.64
Black Knight, Inc.	21.3	3.1	0.62
Qurate Retail, Inc. - Series A	32.6	2.1	0.51

Industry Breakdown
% of Net Assets
Communication Services	29.1
Information Technology	15.4
Industrials	12.4
Materials	11.1
Consumer Discretionary	8.9
Financials	8.1
Health Care	5.0
Other Common Stock & Warrants	3.8
Non-Convertible Preferred Stocks	2.0
Cash Equivalents/Other	4.2
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
First Hawaiian, Inc.	(14.7)%	2.7%	(0.48)%
Box, Inc. - Class A	(16.4)	2.4	(0.46)
Guidewire Software, Inc.	(9.3)	4.3	(0.39)
Liberty Latin America Ltd. - Class C & Rights	(9.3)	2.5	(0.26)
Liberty SiriusXM Group - Series A & C	(3.9)	4.5	(0.23)
Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.
Source (Top Performers, Bottom Performers): FactSet Analytics

20 Q3 2020 Semi-Annual Report
NEBRASKA TAX-FREE INCOME FUND
Portfolio Manager: Tom Carney, CFA
Investment Style: Municipal-State Bond
The Nebraska Tax-Free Income Fund returned +0.50% in the third quarter compared to a +1.28% return for the Bloomberg Barclays 5-Year Municipal Bond Index, the Fund’s primary benchmark. Year to date, the Nebraska Tax-Free Income Fund’s total return was +2.74% compared to a +3.49% return for the index. Our Fund’s large weighting (approximately 52%) in investments under three years is the principal reason for underperformance in the quarter.
Overview
Municipal bonds outperformed Treasuries for the quarter as yield ratios of municipal bonds relative to comparable U.S. Treasuries continued to move lower. The ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury, for example, declined to 104% as of September 30 from 160% as of June 30. This ratio remains a reasonably useful tool in measuring the relative attractiveness of tax-free municipal bonds compared to U.S. Treasury bonds. All else being equal, the higher the ratio of municipal bond yields to U.S. Treasury yields, the more appealing municipal bonds become, given their tax-advantaged status. While it is historically unusual to have municipal bond yields (which are historically a reasonable predictor of forward returns) exceed Treasury yields, we are clearly living through very unusual times given the economic impact caused by responses to combat the COVID-19 pandemic. The budgetary impact to states, cities, counties and other municipal bond issuers has been dramatic, and its effects will continue to play out in the months and quarters ahead.
Nominal returns (based on coupon interest alone) for municipal bond investors continued to set lows in the quarter. The chart below depicting the yield to worst (YTW) of the Bloomberg Barclays U.S. Municipal Index, a broad index of long-term municipal bonds, illustrates the seemingly inexorable march lower of the return environment for tax-exempt municipal bonds (as measured by YTW) since 1979. Double-digit YTW starting points in the early 1980s (what some might call nostalgic) has shrunk to nearly a tenth of those levels in 2020.
Source: Bloomberg
Surging Taxable Municipal Bond Issuance
The meaningful increase in taxable municipal bond issuance has been a distinguishing development in the municipal bond market in 2020. Historically low U.S. Treasury interest rates have prompted more and more issuers to elect a taxable versus tax-exempt means to raise capital. Why has this occurred? With the passage of the Tax Cuts and Jobs Act of 2017, municipal issuers were precluded from taking advantage of lower tax-exempt municipal bond interest rates by refinancing older, higher interest rate callable bonds, often several years ahead of their call dates. This is known as an “advance refunding”. The taxable market afforded issuers the ability to take advantage of advance refunding opportunities and the ability to seek funds for working capital and new projects without the restrictions of tax-exempt debt. The percent of municipal bonds being issued as taxable has steadily increased – from 8% of total municipal bond issuance (both taxable and tax-exempt) in 2018, to 16% in 2019, to 30% as of September 30. The increased supply of taxable municipal bonds has at least partially (if not one-for-one) reduced the amount of tax-exempt municipal supply for those investors seeking both federal and state tax exemption.
For more on our views regarding the fixed-income and equity markets, please read our quarterly Fixed Income Insights and Value Matters.
Top Quarterly Contributors
Leading segments included:
•     Lease revenue bonds issued by Omaha Public Facilities Corporation (Omaha Baseball Stadium Project).
•     Hospital revenue bonds issued by Douglas County (Nebraska Medicine, Madonna Rehabilitation and Nebraska Methodist) and Madison County Nebraska (Faith Regional Health Services).
•     Higher education revenue bonds issued by Nebraska State College Facilities Corporation and University of Nebraska (Kearney Student Housing Project).
•     School district general obligation bonds issued by Sarpy County, Nebraska; Bellevue School District; Buffalo County Nebraska School District; and Cass County, Nebraska, Weeping Water Public Schools.
•     Combined utility bonds issued by Municipal Energy Agency of Nebraska and Metropolitan Utilities District of Omaha.
•     Airport revenue bonds issued by Port of Seattle, Washington, and Austin, Texas.

Q3 2020 Semi-Annual Report 21
Top Quarterly Detractors
• No segment detracted from results in the quarter.

Turning to portfolio metrics, the average effective duration and average effective maturity of the Fund were unchanged in the quarter at 3.5 years. Overall asset quality remains high, with approximately 84% rated A or better by one or more nationally recognized statistical rating organizations.
Following are additional details regarding the breakdown of our holdings. Our investments may be broad, but our philosophy is the same: we strive to own only those investments we believe compensate us for the incremental credit risk. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We believe the Fund’s investments of primarily high-quality general obligation and revenue bonds from fiscally strong entities will be able to manage through the ongoing economic storm our nation faces.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

22 Q3 2020 Semi-Annual Report

Returns				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(10/01/1985)	Expense	Expense
WNTFX	0.50%	2.74%	3.13%	2.42%	1.70%	1.79%	3.17%	4.45%	0.45%	1.10%
5-Year Municipal Bond	1.28	3.49	4.56	3.28	2.79	2.79	4.01	N/A

30-Day SEC Yield
Subsidized	Unsubsidized
0 .41%	(0.14)%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.0 years
Average Effective Maturity	3.5 years
Average Duration	3.2 years
Average Effective Duration	3.5 years
Average Coupon	3.5%
Municipals exempt from federal and
Nebraska income taxes	87.5%
Municipals subject to alternative
minimum tax	3.9%

State Breakdown
% of Net Assets
Nebraska	87.5
Texas	0.9
Washington	0.7
California	0.7
Utah	0.3
Arizona	0.3
Colorado	0.3
Cash Equivalents/Other	9.3
100.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	8.4
Less than 1 Year	19.3
1 - 3 Years	24.0
3 - 5 Years	12.6
5 - 7 Years	22.2
7 - 10 Years	12.6
10 - 20 Years	0.9
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	3.8
AA	57.8
A	22.6
BBB	2.2
Non-Rated	5.2
Cash Equivalents	8.4
100.0

Sector Breakdown
% of Net Assets
Power	18.2
Hospital	11.2
General	6.7
Water/Sewer	5.2
Certificates of Participation	5.2
Higher Education	5.0
Lease	3.5
Airport/Transportation	2.6
Housing	1.9
Total Revenue	59.5
School District	10.8
City/Subdivision	7.4
County	3.9
Natural Resource District	0.6
Total General Obligation	22.7
Escrow/Pre-Refunded	8.5
Cash Equivalents/Other	9.3
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
The Fund receives credit quality ratings on portfolio securities when available from credit rating agencies. The Fund itself has not been rated by a credit rating agency. Ratings and portfolio credit quality may change over time. A security is “investment grade” when it has received a credit quality rating of at least BBB. If a security has received different ratings from more than one rating agency, then the highest rating is used.
Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Q3 2020 Semi-Annual Report 23
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24 Q3 2020 Semi-Annual Report
PARTNERS III OPPORTUNITY FUND
Portfolio Manager: Wally Weitz, CFA & Drew Weitz
Investment Style: Multi-Cap Alternative
The Partners III Opportunity Fund’s Institutional Class returned +7.59% in the third calendar quarter compared to +8.93% for the S&P 500 (the Fund’s primary benchmark) and +9.21% for the Russell 3000. For the calendar year to date, the Partners III Opportunity Fund’s Institutional Class returned +0.50% compared to +5.57% for the S&P 500 and +5.41% for the Russell 3000.
Equities extended their rally during the third quarter, with some sectors (most notably large-cap software and technology) returning to, and through, their prior highs. The U.S. economy is healing from the worst of the shutdown-induced trauma, but its recovery has lagged the market – at least as measured by popular indices like the S&P 500. Our portfolio has likewise recovered from the first quarter drawdown, and we are pleased to report a return to “black ink” for the year-to-date period.
The portfolio saw broad-based gains during the quarter. As a result, our top contributors list is populated by investments that combined high-conviction, larger position sizes with strong double-digit returns. Berkshire Hathaway, the Fund’s largest holding, was the standout along with solid contributions from Liberty Broadband, Intelligent Systems and Mastercard.
The strongest quarterly performance came from Qurate Retail, a more modestly sized holding. Qurate’s home shopping offerings across pay-TV, dot-com and other digital channels were well suited for the current environment, driving a return to sales growth in the second quarter (the first in more than a year). Management also took steps to highlight the company’s resilient cash flow generation, paying a $1.50 cash dividend and distributing new 8% cumulative preferred securities to owners as part of a broader capital structure shuffle. We were encouraged by these announcements and bought additional shares of the common equity, which also allowed us to receive additional preferred shares. As trading in the preferred began, technical pressures led the shares to trade at a significant discount to par, giving us another opportunity to further build our position at attractive prices. In the days that followed, the pressure eased, and shares recovered to trade at a modest discount to par value.
Against the backdrop of the continued rally, our short positions against ETFs that track the S&P 500 and Nasdaq 100 were again the top detractors to quarterly returns. Shares of Box took a breather and gave back some of last quarter’s strong gains. The company’s recent user conference and investor meeting have bolstered our confidence in Box’s strategic direction. Liberty Global and Liberty SiriusXM’s modest negative returns qualified as top detractors, a development we view as more “noise” than “signal”.
Our top year-to-date contributors feature some of the mega-cap technology names that have led the market, including Amazon.com, Facebook and Mastercard. Liberty Broadband also enjoyed a strong year, aided in part by its investment in Charter Communications. As customers spend increasingly more time at home, the utility of Charter’s broadband service has never been greater, and management continues to execute its growth strategy. We have trimmed each of the four portfolio holdings on strength, managing their position sizes relative to the forward-looking opportunity. We also locked in gains earlier this year by covering more than one-third of our S&P 500 short position during the first quarter’s swoon.
Shares of Redwood Trust have rebounded over 50% in the past six months but remain the Fund’s top year-to-date detractor given the depth of its first-quarter decline. Management acted decisively to steer the business through the worst of the crisis, and the company is now on firmer footing. After recovering from clearly distressed prices, we view the risk/reward as less favorable going forward, and we elected to close our remaining position. Liberty SiriusXM remains on the laggards list predominantly due to its difficult performance in the first calendar quarter. Currently Liberty/SiriusXM shares trade at a sizeable discount to where we think they should trade, given the market price of the underlying SiriusXM shares. We believe that Liberty SiriusXM management will unlock that discount over time, but in the meantime, we have shorted a portion of our position’s underlying SiriusXM shares as to monetize some of that discount for ourselves. We continue to be long-term believers in SiriusXM’s business, and we remain net long on Liberty/SiriusXM on an economic basis. Insurance company Markel’s shares have mostly trodden water since the first quarter, but we remain confident in the company’s proven, disciplined underwriting culture as well as clients’ need for insurance products. The tech-heavy Nasdaq 100’s gains translated into negative results for our index short position. Finally, DXC Technology was sold during the second quarter but remains a top detractor so far this year.
We added a new “starter”-sized position to the portfolio with Fidelity National Information Services (FIS), a leading core bank and payment processor that our team knows well, having previously owned it in other Weitz portfolios. FIS is riding several industry tailwinds and for the next few years has the chance to power through broader economic turbulence. Portfolio activity was otherwise tilted toward trims. Our long exposure closed the quarter at 90% of net assets. We added modestly to our Nasdaq 100 short position during the quarter, and we reduced our SiriusXM short. Together with our S&P 500 ETF short, the portfolio’s short exposures represented 17% of net assets. The Fund’s effective net long position of 73% is mostly unchanged from the second quarter.
Definitions: Effective net is the effective long (the sum of the portfolio’s long positions, such as common stocks, or derivatives where the price increases when an index or position rises) minus the effective short (the sum of the portfolio’s short positions, such as derivatives where the price increases when an index or position falls).

Q3 2020 Semi-Annual Report 25

Returns				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/1983)	Expense	Expense
WPOIX - Investor Class	7.37%	0.05%	5.06%	7.04%	6.84%	8.96%	8.47%	11.92%	2.03%	2.03%
WPOPX - Institutional Class	7.59	0.50	5.71	7.67	7.42	9.39	8.68	12.04	1.44	1.44
S&P 500	8.93	5.57	15.15	12.28	14.15	13.74	6.42	11.08
Russell 3000	9.21	5.41	15.00	11.65	13.69	13.48	6.58	10.84

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	13.1
Intelligent Systems Corp.	6.3
Markel Corp.	5.3
Liberty Broadband Corp. - Series A & C	4.9
Mastercard Inc. - Class A	4.9
Visa Inc. - Class A	4.9
Alphabet, Inc. - Class C	4.5
Liberty SiriusXM Group - Series A & C	4.5
Laboratory Corp. of America Holdings	4.4
Liberty Global plc - Class C	3.8
56.6

Top Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	19.3%	12.5%	2.19%
Liberty Broadband Corp. - Series A & C	15.7	5.0	0.81
Intelligent Systems Corp.	14.4	5.8	0.81
Mastercard Inc. - Class A	14.5	5.1	0.79
Qurate Retail, Inc. - Series A	32.6	1.8	0.52

Industry Breakdown
% of Net Assets
Information Technology	24.4
Financials	23.9
Communication Services	21.5
Consumer Discretionary	6.7
Health Care	4.4
Materials	3.4
Industrials	2.2
Other Common Stock & Warrants	3.6
Non-Convertible Preferred Stock	3.1
Securities Sold Short	(16.7)
Short Proceeds/Other	23.5
100.0

Bottom Performers
		Average
	Return	Weight	Contribution
SPDR S&P 500 ETF Trust (short)	9.0%	(11.9)%	(1.06)%
Invesco QQQ Trust, Series 1 (short)	12.4	(3.7)	(0.41)
Box, Inc. - Class A	(16.4)	1.2	(0.23)
Liberty Global plc - Class C	(4.5)	4.1	(0.17)
Liberty SiriusXM Group - Series A & C	(3.9)	4.2	(0.15)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.
Source (Top Performers, Bottom Performers): FactSet Analytics

26 Q3 2020 Semi-Annual Report
PARTNERS VALUE FUND
Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz
Investment Style: Multi-Cap Value
The Partners Value Fund’s Institutional Class returned +7.14% during the third quarter compared to +9.21% for the Russell 3000 and +8.93% for the S&P 500 (the Fund’s primary benchmark). Year to date, the Fund’s Institutional Class returned -6.55% compared to +5.41% for the Russell 3000 and +5.57% for the S&P 500.
It was a reasonably good quarter for Fund investors, with solid absolute returns. Yet again, large-cap stocks bested mid-cap, and mid-cap bested small-cap. The Fund’s experience followed suit. Our large-cap holdings posted double-digit returns, substantially outpacing the broader indexes. While our mid-and small-cap holdings also delivered modest gains, they meaningfully trailed the index returns.
Berkshire Hathaway paced the Fund’s quarterly contributors. After lagging in the first half, Berkshire’s stock rebounded strongly from overly depressed levels. Liberty Broadband’s stock reached all-time highs as core holding Charter Communications posted another set of strong results. Charter has been a powerful example of how good things can be when you have the right business, run by the right people, at the right time. Our thesis on the recent portfolio addition, CoStar Group, has played out nicely to date, and the stock has responded in a positive way.
Quarterly detractors include software companies Box and Guidewire Software. Box showed investors another quarter of modest progress, which we liked more than the market. The recent BoxWorks virtual meetings further bolstered our confidence in the company’s strategic direction. Guidewire’s stock took a mild breather after rebounding sharply in the second quarter. We see nothing of substantive concern for Guidewire at this time. Liberty Latin America issued a subscription rights offering to bolster its balance sheet, and we participated with enthusiasm at an attractive price.
Year to date, Liberty Broadband has been the Fund’s strongest contributor as its core holding, Charter Communications, continued to execute on its multi-year business plan. Digital advertising giants Facebook and Alphabet also have delivered strong gains. Both have extremely powerful business models, pristine balance sheets and stocks that trade at moderately discounted valuations. Both also live in the spotlight’s glare with distinct regulatory risks. With these risks in mind, we have managed our collective position sizing in these companies.
A trio of small-cap value stocks headlined year-to-date detractors. We wrote about Redwood Trust’s setbacks in the first quarter. After weathering the worst of the storm, the mortgage REIT’s business is on a firmer footing and the stock has rallied nearly 50%. We trimmed our position as the risk/reward outlook became less favorable. We think Liberty Latin America’s sturdy business and strategic moves position it to withstand near-term challenges.
Much ink has been spilled over the top-heavy nature of this market. A narrow group of mega-cap companies is dominating (and distorting perceptions of) the results of the most widely reported indexes, whose returns are weighted by size. To illuminate the point, the S&P 500 Equal Weighted Index, comprised of the largest U.S. stocks, is down nearly 5% year-to-date. The typical large company stock is not faring nearly as well as a narrow list of favorites.
To cut to the chase, we think this backdrop spells opportunity for our multi-cap strategy. As we find so often in investing, yesterday’s challenges seed tomorrow’s upside potential. We have dissected the Fund’s performance six ways to Sunday, and the facts suggest that the mid-cap basket is our area for greatest improvement. Some of that has been the result of a tough market, and some of it has been subpar execution. In response, we are redoubling our efforts in mid-cap research and management.
We are pleased to welcome Drew Weitz to the Partners Value Fund’s portfolio management team. We believe that investing in businesses of all sizes, with a valuation-focused lens, should be an enduring advantage of a multi-cap strategy. Drew brings additional experience, aptitude and focus to the small- and mid-cap basket of the portfolio. His investing style is also well-suited to our mid-quality holdings, which often have more of a traditional value tilt. His strengths are complementary to what we have done well over time, and the three of us look forward to collaborating with the rest of the Weitz research team on behalf of investors.
This collaboration is already bearing fruit, as we bought a new position in First Republic Bank in September. First Republic is a San Francisco-based, ultra-high-touch bank and wealth management company offering personal banking, business banking, trust, and wealth management services. First Republic develops raving fan clients through exceptional service, and the company acts more like a rarified luxury services organization than a commodity bank. Earnings growth is less a function of market interest rates (although higher rates certainly would not hurt) and credit cycles and more tied to the efficient acquisition of customers with high and growing lifetime values. In our view, First Republic is a powerful unit growth story with a long reinvestment runway. Research Analyst Sean Pompa, CFA, describes our investment thesis for this terrific and unique company in our Q3 2020 Analyst Corner.
Valuation remains our North Star, and we think our stocks are attractively priced despite the mixed headlines and hazy outlook. Appraisals are more fluid than usual given the extreme nature of the COVID-19 disruption. Our current estimation is that the portfolio trades at a price-to-value in the mid-to-upper 80s. The mid-cap basket is notably cheaper than the large-cap basket, and we expect to continue tilting the Fund’s allocation in that direction. Even with some margin for error, these discounted valuation levels suggest adequate long-term return potential.

Q3 2020 Semi-Annual Report 27

Returns				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/1983)	Expense	Expense
WPVLX - Investor Class	7.08%	(6.72)%	(0.14)%	3.85%	5.31%	8.33%	5.60%	11.19%	1.09%	1.13%
WPVIX - Institutional Class	7.14	(6.55)	0.10	4.12	5.58	8.49	5.68	11.23	0.89	0.93
S&P 500	8.93	5.57	15.15	12.28	14.15	13.74	6.42	11.08
Russell 3000	9.21	5.41	15.00	11.65	13.69	13.48	6.58	10.84

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	6.0
Liberty Broadband Corp. - Series A & C	4.8
Alphabet, Inc. - Class C	4.8
Laboratory Corp. of America Holdings	4.5
CoStar Group, Inc.	4.2
Visa Inc. - Class A	4.2
Liberty SiriusXM Group - Series A & C	4.1
Vulcan Materials Co.	4.0
Mastercard Inc. - Class A	3.8
Aon plc - Class A	3.7
44.1

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	19.3%	6.3%	1.19%
Liberty Broadband Corp. - Series A & C	15.7	5.6	0.89
CoStar Group, Inc.	19.4	3.9	0.69
Laboratory Corp. of America Holdings	13.3	4.4	0.65
Vulcan Materials Co.	17.3	3.6	0.60

Industry Breakdown
% of Net Assets
Information Technology	25.2
Communication Services	22.6
Financials	19.2
Materials	10.8
Industrials	8.2
Consumer Discretionary	6.2
Health Care	4.5
Cash Equivalents/Other	3.3
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Box, Inc. - Class A	(16.4)%	1.9%	(0.36)%
Liberty Latin America Ltd. - Class C & Rights	(9.3)	2.0	(0.21)
Guidewire Software, Inc.	(5.9)	3.1	(0.18)
Liberty SiriusXM Group - Series A & C	(3.9)	4.3	(0.16)
Liberty Global plc - Class C	(4.5)	3.5	(0.14)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.
Source (Top Performers, Bottom Performers): FactSet Analytics

28 Q3 2020 Semi-Annual Report
SHORT DURATION INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Short-Term Bond
The Short Duration Income Fund’s Institutional Class returned +0.93% in the third quarter compared to a +0.16% return for the Bloomberg Barclays 1-3 Year U.S. Aggregate Index (Bloomberg Barclays U.S. Agg 1-3), the Fund’s primary benchmark. Year to date, the Fund returned +2.52% compared to a +2.85% return for the benchmark.
Due to the Fund’s positive returns in the third quarter, the Fund’s overall yield to worst (YTW) declined to 2.1% on September 30 from 2.6% on June 30 and 4.2% on March 31. As a reminder, YTW has historically been a reasonable predictor of forward returns. And while favorable reinvestment opportunities are becoming more challenging to uncover, we continue to like what we own, and our YTW at quarter-end remains quite favorable to the benchmark’s yield to worst of 0.4%
Portfolio Positioning
The table below shows the change in allocation to various sectors, from the prior quarter and from a year ago. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.
			Qtr Over Qtr		Yr Over Yr
			Change		Change
Sector (% Net Assets)	9/30/2020	6/30/2020	(bps)	9/30/2019	(bps)
Corporate Bonds	17.6	19.3	-170	22.7	-510
Corporate Convertible Bonds	2.5	2.6	-10	4.1	-160
Asset-Backed Securities (ABS)	33.3	28.0	+530	18.2	+1510
Commercial Mortgage-Backed
Securities (CMBS)	6.3	6.4	-10	4.5	+180
Agency Mortgage-Backed (MBS)	12.1	12.7	-60	13.3	+120
Non-Agency Mortgage-Backed
(RMBS)	9.4	8.7	+70	7.7	+170
Taxable Municipal Bonds	0.1	0.1	0	0.1	0
U.S. Treasury	17.3	17.9	-60	26.3	-900
Common Stocks	0.4	0.4	0	0.6	-20
Cash & Equivalents	1.0	3.9	-290	2.5	+150
Total	100.0	100.0		100.0
High Yield+	6.8	6.9	-10	6.7	+100

Effective duration (years)	1.3	1.3	0	1.5	-0.3
Effective maturity (years)	1.6	1.6	0	1.8	-0.2

+  High-Yield exposure (as of 9/30/2020 consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.
During the quarter, the Fund’s holdings of corporate bond and U.S. Treasury segments declined. The Fund’s holdings of asset-backed securities (ABS) and non-agency mortgage-back securities increased as we continue to find and source more favorable risk-reward opportunities outside of the current bond index mandates and those sectors whose prices have been and are being directly influenced by the Federal Reserve’s various policy tools. Most noteworthy was our new ABS investments in corporate collateralized loan obligations (CLOs) (see Corporate CLO section that follows).
Overall portfolio metrics as measured by average maturity and average effective duration were unchanged from the previous quarter at 1.6 and 1.3 years, respectively. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).
Top Quarterly Contributors
Sector allocation and security selection were the key drivers of performance in the third quarter.
•     Asset-Backed Securities (ABS): Our ABS investments generated nearly three-fourths of the Fund’s total return in the quarter as capital appreciation enhanced solid coupon income. Across all categories (e.g. auto, consumer, equipment, fleet lease), credit performance continued to be benign to strong considering the economic environment. Credit ratings never take the place of our due diligence process, but it is reinforcing to have the Fund experience meaningfully more upgrades (28) than downgrades (1) among Fund holdings so far in 2020.
•     Commercial Mortgage-Backed Securities (CMBS): Our CMBS segment contributed strong price appreciation in the quarter as business plans continued to progress among our various commercial real-estate collateralized loan obligations (CRE CLOs), such as ReadyCap, Granite Point, VMC Finance, and Xantas, and our single asset single borrower (SASB) holdings from Hilton and Retail Value.
•     Corporate and Convertible Bonds: A large majority of our corporate bond segment contributed positively to returns during the third quarter as credit spreads continued to decline. Leisure holding SilverSea Cruise Finance (a subsidiary of Royal Caribbean), retail holdings L Brands and QVC, and Redwood Trust convertible bonds were the standout credits.
Top Quarterly Detractors
•     While no sector materially detracted from performance, the bonds of NGL Energy Partners gave back some of what they recovered in the second quarter. The energy sector is suffering from multiple headwinds, most important of which is the current low-price environment. Low oil prices have negatively impacted the near-term production volumes of NGL’s producer customers, which use NGL’s midstream infrastructure located in the Permian Basin in Texas and the DJ Basin in Colorado. Recently, NGL’s largest counterparty in Colorado filed for bankruptcy and there is significant uncertainty as to the value of the midstream contract going forward. These risks caused NGL’s bonds to be downgraded by Moody’s from B2 to B3. We have spoken to NGL’s management and believe the company is responding to these challenges, including a potential renegotiation of its midstream contract. A reasonable solution should also help NGL negotiate an extension of its credit facility that matures in October 2021. Given the quality of the assets and the long-term cash flow potential, we like the risk/reward at current bond prices.
Corporate Collateralized Loan Obligations (Corporate CLOs)
Our Short Duration Income Fund made its first corporate CLO investments in the second quarter. While this represents new territory for Weitz, we believe it is a natural progression and builds on the securitized products work we have done over the past decade. As with all securitized products, the investment process for corporate CLO investing is focused on the underlying collateral characteristics, the quality of the sponsor, and the securitization’s structural features and investor protections. There are two distinct corporate CLO markets: the larger broadly syndicated loan (BSL) market and the smaller middle market (MM). While there are pros and cons for each, we believe CLOs backed by middle market loans offer particularly attractive risk/reward characteristics for us at this time.
In terms of the underlying collateral, typical MM CLOs are backed by first-lien, senior secured loans issued to private companies who do not have publicly rated debt. To help offset

Q3 2020 Semi-Annual Report 29
the investor risks associated with smaller size and scale, we have seen that MM loans generally have wider spreads, exhibit lower leverage, and have better loan structures and covenant protections than BSL loans. Unlike BSLs, MM loans are more idiosyncratic in nature whereby the sponsor is more directly involved in negotiating lending terms with each borrower. Financial covenants and control language in the event of a workout or event of default are specifically tailored for borrowers within each credit agreement. The individualized characteristics of MM loans tends to lead to a lack of liquidity in the underlying loans.
Given the unique risks involved in middle market lending, sponsor skill is critical to strong credit performance. To that end, we came away from our months of due diligence very impressed with the size, scale, and sophistication of many of the top-tier middle market sponsors. Many of these sponsors have proven track records through multiple credit cycles. Another distinguishing factor in the middle market is the alignment of interest between MM CLO investors and sponsors. Middle market sponsors tend to retain the bottom 15-25% of their securitizations, representing significant “skin-in-game.” In the BSL market, sponsors typically retain only the legally required minimum of 5.0%.
For the MM CLOs we have purchased, credit enhancement is provided through overcollateralization, the subordination of cash flows and excess spread (similar to the credit enhancement structures for other ABS). We believe these particular MM CLOs have demonstrated resiliency through multiple credit cycles, and we like their risk/reward profiles (especially their coupon payments) in today’s challenging fixed income environment.
Taking the Market’s Temperature – excerpt from Q3 2020 Fixed Income Insights.
“Chaos and volatility are what “value” investors live for, and if we can muster the right combination of common sense and courage, we might just thrive.” – Wally Weitz August 2020
While we refrain from making bold (if any) market predictions/ prognostications, we do fully subscribe to Howard Mark’s wise advice of taking stock of the marketplace’s proverbial temperature. Speaking of temperature, 2020 has witnessed temperature swings like few, if any, others in history. Thanks to the patient, value-oriented investment approach instilled by our founder, whose recent but timeless quote began this section, our investment approach has always been to take advantage of the opportunities the market provides – by gradually expanding our circle of competence and patiently searching for pockets of favorable risk/reward investments. The ‘chaos and volatility’ (high temperature) of 2020’s first quarter has given way to a much calmer environment (mild temperature). Entering the home stretch of a historically challenging year, this is what we see:
•     A ‘pedal to the metal’ monetary policy that will keep short-term interest rates lower for longer, and a stated intention to allow inflation (when it returns) to run hotter (higher) than the Fed’s previous 2% target, in order to aid in the labor market recovery. The result, absent yield curve control by the Fed (a potential topic for another time), may be a steeper yield curve that should have less negative impact on lower duration portfolios.
•     An economic recovery that progresses in fits and starts (not V-shaped) where the handoff from a massive fiscal and monetary stimulus will be tricky and likely volatile.
•     We may still be in the economic ‘eye’ of the Category 5 hurricane caused by the response to limit the spread of COVID-19; that is, it may be calm at present, but we continue to expect turbulence as we navigate to the other side of the storm’s ‘eyewall.’
•     The Fed’s direct buying of assets (Treasuries, mortgages, corporate bonds, ETFs) has reduced the value and forward return opportunities in many areas of the marketplace, and we believe active managers can add value by seeking out the most promising market sectors.
Our fixed-income funds have broad, flexible mandates that, we believe, allow us to navigate the increasingly lower return environment by identifying investment opportunities away from price-insensitive index investors and less influenced by Fed intervention (such as structured products).
Our goals remain the same. Namely, to (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) selectively take advantage of favorable risk/reward opportunities, and (e) conduct consistent/thorough credit surveillance. We remain ready to take advantage of valuation disparities that may develop, and we hope to continue to earn your trust.
Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment grade bonds are those securities rated at least BBB- by one or more credit rating agencies. Non-investment grade bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated below BBB- by two or more credit rating agencies. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

30 Q3 2020 Semi-Annual Report
Returns
				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(12/23/1988)	Expense	Expense
WSHNX - Investor Class	0.93%	2.45%	2.94%	2.47%	2.26%	2.00%	3.71%	4.90%	0.55%	0.95%
WEFIX - Institutional Class	0.93	2.52	3.04	2.65	2.46	2.19	3.81	4.96	0.48	0.64
Bloomberg Barclays 1-3 Year U.S. Aggregate	0.16	2.85	3.44	2.75	2.05	1.58	3.10	N/A
CPI + 1%	1.21	2.05	2.39	2.81	2.83	2.79	3.07	3.47*
* Since 12/31/1988

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	1.65%	1.16%
Institutional	1.72	1.56

Fixed Income Attributes
Portfolio Summary
Average Maturity	1.6 years
Average Effective Maturity	1.5 years
Average Duration	1.5 years
Average Effective Duration	1.3 years
Average Coupon	2.9%

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	0.6
Less than 1 Year	40.6
1 - 3 Years	49.6
3 - 5 Years	8.6
5 - 7 Years	0.2
Common Stocks	0.4
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	17.3
U.S. Government Agency Mortgage
Related Securities	12.2
AAA	25.6
AA	9.2
A	7.8
BBB	20.1
BB	2.6
B	1.5
CCC	0.2
Non-Rated	2.5
Common Stocks	0.4
Cash Equivalents	0.6
100.0
Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
The Fund receives credit quality ratings on portfolio securities when available from credit rating agencies. The Fund itself has not been rated by a credit rating agency. Ratings and portfolio credit quality may change over time. A security is “investment grade” when it has received a credit quality rating of at least BBB. If a security has received different ratings from more than one rating agency, then the highest rating is used. Mortgage related securities issued and guaranteed by government sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rating Aaa and AAA by Moody’s and Fitch, respectively.
Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Q3 2020 Semi-Annual Report 31
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32 Q3 2020 Semi-Annual Report
ULTRA SHORT GOVERNMENT FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Ultra-Short-Term Bond
The Ultra Short Government Fund returned +0.06% in the third quarter compared to a +0.07% return for the ICE BofA US 6-Month Treasury Bill Index (6-Month Treasury), the Fund’s primary benchmark. Year to date, the Fund returned +1.01% compared to a +1.00% return for the benchmark.
Overview
The Federal Reserve (Fed) made no changes in short-term monetary policy during the quarter (leaving rates at/near zero), but in August the Fed unanimously adopted a new monetary policy framework that, while incremental to the agency’s long-term policy goals of promoting maximum employment and stable prices, may result in a lower for a lot longer short-term interest rate environment.
The Fed’s new policy framework establishes an average inflation targeting regime as well as a rather remarkable combination of factors to wait for before moving short-term interest rates off zero. Namely, the Fed expects to maintain the current Federal Funds rate (between zero and 25 basis points) until the labor market reaches full employment and inflation has consistently averaged 2% over a one-, three-, or five-year time period. In other words, the Fed appears willing to allow inflation to overshoot 2% for some amount of time to allow the labor market to reach the Fed’s view of full employment. Using the Fed’s long-standing measure of 4.1% unemployment as the measure of full employment and the Fed’s favored inflation gauge of PCE (personal consumption expenditures), these conditions have been an extreme historical anomaly, rarely occurring together at the same time. The Fed’s new inflation targeting regime has something in common with Samuel Beckett’s tragic comedy “Waiting for Godot” – they’re both waiting for something that may never happen. As one macro strategist suggests by analogy, the Fed is attempting to cast itself as a sort of monetary Peter Pan who wants the economy to come visit Never-Never Land.
While this new policy framework by the Fed may be more evolutionary than revolutionary, it does appear to have important implications for fixed-income investors. The acronym ZIRP (Zero Interest Rate Policy) that came into being after the Great Recession of 2008, and that resulted in short-term interest rates remaining at zero for six years could easily be eclipsed by the Fed’s new average inflation targeting and full employment directive.
Our Fund’s yield and return will invariably follow the path dictated by the Fed’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. But lower (short-term interest rates) for longer (maybe much longer) appears to be the Fed’s new marching orders.
As of September 30, 81.1% of our portfolio was invested in U.S. Treasury notes, 13.5% in investment-grade asset-backed securities, 1.6% in investment-grade corporate bonds, and 3.8% in a high-quality money market fund and cash equivalents. The average effective duration on September 30 was 0.3 years, down from 0.4 years as of June 30. The Fund’s 30-day yield decreased approximately four basis points in the quarter to 0.27% as of September 30. Given the Fed is likely to hold short-term interest rates at or near zero for the foreseeable future, the Fund’s 30-day yield will likely continue to decline in the months and quarters to follow.
Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else equal, a lower-duration bond portfolio is less sensitive to changes in interest rates than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.
The Fund’s principal investment strategies and objectives of providing current income, protecting principal and providing liquidity remain our primary goals. While the Fund’s current income will likely remain pressured (i.e. drift lower) by the current ultra-low nominal reinvestment environment, we believe we can continue to add value via security selection in the U.S. investment-grade debt segment. Protecting principal and providing liquidity will always come first in managing the Ultra Short Government Fund on behalf of shareholders. Thank you for your investment and continued confidence in our firm.
Definitions: 30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without such fee waivers and/ or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect. Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Investment grade bonds are those securities rated at least BBB- by one or more credit rating agencies. Non-investment grade bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated below BBB-by two or more credit rating agencies.

Q3 2020 Semi-Annual Report 33
Returns
				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/1991)	Expense	Expense
SAFEX	0.06%	1.01%	1.41%	1.80%	1.22%	0.62%	1.38%	2.33%	0.20%	0.71%
ICE BofA U.S. 6-Month Treasury Bill	0.07	1.00	1.54	1.92	1.42	0.81	1.88	2.88

30-Day SEC Yield
	Subsidized	Unsubsidized
	0.27%	(0.23)%

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.3 years
Average Effective Maturity	0.3 years
Average Duration	0.3 years
Average Effective Duration	0.3 years
Average Coupon	1.8%

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	3.5
Less than 1 Year	92.8
1 - 3 Years	3.7
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	81.4
AAA	9.8
AA	2.1
A	2.7
BBB	0.5
Cash Equivalents	3.5
100.0

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
The Fund receives credit quality ratings on portfolio securities when available from credit rating agencies. The Fund itself has not been rated by a credit rating agency. Ratings and portfolio credit quality may change over time. A security is “investment grade” when it has received a credit quality rating of at least BBB. If a security has received different ratings from more than one rating agency, then the highest rating is used.
Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

34 Q3 2020 Semi-Annual Report
VALUE FUND
Portfolio Manager: Brad Hinton, CFA
Investment Style: Large-Cap Value
The Value Fund’s Institutional Class returned +11.50% for the third quarter compared to +9.47% for the Russell 1000 and +8.93% for the S&P 500 (the Fund’s primary benchmark). Year to date, the Fund’s Institutional Class returned +7.70% compared to +6.40% for the Russell 1000 and +5.57% for the S&P 500. So far, so good, in a turbulent year.
“Market commentators and investment managers who glibly refer to “growth” and “value” styles as contrasting approaches to investment are displaying their ignorance, not their sophistication. Growth is simply a component – usually a plus, sometimes a minus – in the value equation.”
- Warren Buffett, 2000 Berkshire Hathaway letter to shareholders
Mr. Buffett certainly has a way with words. We understand the intense interest in the growth versus value discussion. The return differences have been stark. Growth stocks have been like the Harlem Globetrotters, brimming with assured attitude and trick shots. Value stocks have played the part of the hapless Washington Generals. It is great theater. We can speak the value and growth dialect, partly out of professional necessity. At a fundamental level, though, the great debate does not resonate.
Our investment philosophy is to buy high-quality businesses at a discount to what we think they are worth. This Quality at a Discount (QuaD) investing approach is timeless, and it transcends traditional growth and value labels. We own some companies that others label as value (Comcast, Oracle, JPMorgan), and we own some companies that others label as growth (Alphabet, Salesforce.com, Visa). We also own many companies that fall somewhere in between (Analog Devices, Aon, Diageo, LabCorp).
The common thread is that we own a collection of what we think are very good businesses with enduring competitive advantages and durable cash flows. We apply a valuation-focused process to buy their stocks when the odds are stacked in our favor. We do not need market trends to continue or change to earn acceptable returns. We are not waiting on a value stock renaissance that may or may not come. Nor are we overly reliant on mega-cap, aggressive growth companies staying in favor. Our goal is to build a resilient large-cap portfolio. And while we like what we own, we are continuously looking for ways to improve our process and holdings.
Berkshire Hathaway led the Fund’s quarterly contributors. After lagging in the first half, Berkshire’s stock rebounded strongly from overly depressed levels. Salesforce.com posted the highest percentage gain, reporting exceptional quarterly results as customers accelerate rather than delay digital transformations. Thermo Fisher Scientific and Danaher experienced revenue tailwinds from helping society deal with the COVID-19 pandemic, and their core businesses showed resilience. Analog Devices and Liberty SiriusXM were the only detractors for the quarter, with single-digit price declines that were not noteworthy.
Year to date, Amazon.com, Danaher, Salesforce.com and Thermo Fisher Scientific were the strongest contributors. All are so-called COVID “beneficiaries” with strong business tailwinds. Detractors included Liberty Sirius XM which trades at a healthy discount to the current market value of its SIRI stock and other assets. After a fresh underwriting, we think SIRI itself also trades at a discount to underlying value. With John Malone involved, this kind of “double discount” tends to eventually get resolved to our benefit. Also among the year’s detractors were a trio of financials – JPMorgan Chase, Charles Schwab and Berkshire Hathaway. We remain resolute on the multi-year outlooks at Charles Schwab and JPMorgan Chase. While both face current headwinds, they offer contrarian exposure to a potentially steeper yield curve (someday).
We added one “meat and potatoes” stock during the quarter, Fidelity National Information Services (FIS). We owned this leading core bank and payment processor in the mid-2010s, so our team knows the company and industry well. FIS acquired Worldpay last year, adding to the company’s capabilities, strengthening its moat, and enhancing its profit growth story. FIS is riding several industry tailwinds, and for the next few years has the chance to power through any broader economic turbulence. While the risk/reward skew is favorable, the stock is more likely to be a role-playing grinder than a superstar.
Even with most of our team working remotely, research productivity remained high. Our equity team analyzed and debated another half dozen companies that are potentially actionable for the large-cap strategy. The eclectic group spans industries and sectors. The bar for portfolio entry is tougher than ever to clear, and competition for capital is increasingly robust. Credit again to our talented and experienced analyst team for their hard work on behalf of our investors.
The portfolio is focused and well-aligned with our vision for successful large-cap investing. We have ownership stakes in 26 companies, with the top ten representing roughly 45% of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Valuation appraisals are more fluid than usual given the extreme nature of the COVID-19 disruption. Our current estimation is that the portfolio trades at a price-to-value in the mid to upper 90s. Several core holdings still have a chance for outsized gains over a multi-year period. Most, however, are priced for adequate return potential primarily from expected growth in per-share business value.

Q3 2020 Semi-Annual Report 35
Returns				Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/1986)	Expense	Expense
WVALX - Investor Class	11.46%	7.55%	14.77%	12.23%	10.48%	11.47%	6.53%	10.37%	1.08%	1.08%
WVAIX - Institutional Class	11.50	7.70	15.00	12.47	10.72	11.62	6.60	10.41	0.89	0.94
S&P 500	8.93	5.57	15.15	12.28	14.15	13.74	6.42	10.44
Russell 1000	9.47	6.40	16.01	12.38	14.09	13.76	6.54	10.46

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	5.6
Alphabet, Inc. - Class C	5.4
Liberty Broadband Corp. - Series C	4.9
Danaher Corp.	4.6
Thermo Fisher Scientific Inc.	4.6
Visa Inc. - Class A	4.2
Mastercard Inc. - Class A	4.2
Aon plc - Class A	4.1
Vulcan Materials Co.	4.0
Laboratory Corp. of America Holdings	3.8
45.4

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway Inc. - Class B	19.3%	6.2%	1.21%
salesforce.com, inc.	34.2	3.6	1.12
Thermo Fisher Scientific Inc.	21.9	4.6	1.00
Danaher Corp.	21.9	4.5	0.95
Liberty Broadband Corp. - Series C	15.3	5.5	0.89

Industry Breakdown
% of Net Assets
Information Technology	25.6
Communication Services	20.1
Financials	19.1
Health Care	13.0
Materials	6.8
Consumer Discretionary	6.0
Industrials	3.6
Consumer Staples	2.4
Cash Equivalents/Other	3.4
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Analog Devices, Inc.	(4.3)%	3.7%	(0.18)%
Liberty SiriusXM Group - Series C	(4.0)	2.6	(0.11)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.
Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and Gross Expense Ratios are as of the Fund’s most recent prospectus. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor. The Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Class’s average daily net assets through 07/31/2021. The Net Expense Ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement, if any; total returns would have been lower had there been no waivers or reimbursements.
See page 8 for additional performance disclosures. See page 81 for a description of all indices.
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Return shown is the actual quarterly return of the security or combination of share classes.
Source (Top Performers, Bottom Performers): FactSet Analytics

36 Q3 2020 Semi-Annual Report
BALANCED FUND
Schedule of Investments
September 30, 2020

Common Stocks – 40.2%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	4.6
Mastercard Inc. - Class A		9,250	3,128,072
Visa Inc. - Class A		15,000	2,999,550
Fidelity National Information Services, Inc.		16,000	2,355,360

Systems Software	3.3
Microsoft Corp.		17,500	3,680,775
Oracle Corp.		42,500	2,537,250

Semiconductors	2.1
Analog Devices, Inc.		17,500	2,042,950
Texas Instruments, Inc.		12,500	1,784,875

IT Consulting & Other Services	1.0
Accenture plc - Class A(d)		8,000	1,807,920

Application Software	0.8
Guidewire Software, Inc.*		15,000	1,564,050
	11.8		21,900,802
Financials

Multi-Sector Holdings	2.1
Berkshire Hathaway Inc. - Class B*		18,000	3,832,920

Insurance Brokers	2.0
Aon plc - Class A(d)		18,500	3,816,550

Investment Banking & Brokerage	1.5
The Charles Schwab Corp.		80,000	2,898,400

Property & Casualty Insurance	1.5
Markel Corp.*		2,800	2,726,360

Financial Exchanges & Data	1.2
S&P Global Inc.		6,000	2,163,600

Diversified Banks	1.1
JPMorgan Chase & Co.		22,000	2,117,940

Mortgage REITs	0.5
Redwood Trust, Inc.		125,000	940,000
	9.9		18,495,770
Health Care

Life Sciences Tools & Services	2.4
Thermo Fisher Scientific Inc.		10,000	4,415,200

Health Care Equipment	1.7
Danaher Corp.		15,000	3,229,950

Health Care Services	1.7
Laboratory Corp. of America Holdings*		17,000	3,200,590
	5.8		10,845,740
Communication Services

Cable & Satellite	2.8
Charter Communications, Inc. - Class A*		5,000	3,121,700
Comcast Corp. - Class A		45,000	2,081,700

Interactive Media & Services	1.7
Alphabet, Inc. - Class C*		2,200	3,233,120
	4.5		8,436,520
Materials

Construction Materials	2.6
Vulcan Materials Co.		22,500	3,049,650
Martin Marietta Materials, Inc.		8,000	1,882,880

		$ Principal
% of Net		Amount
Assets		or Shares	$ Value

Industrial Gases	1.2
Linde plc(d)		9,000	2,143,170
	3.8		7,075,700

Industrials

Industrial Machinery	2.1
IDEX Corp.		11,000	2,006,510
Fortive Corp.		25,000	1,905,250

Industrial Conglomerates	1.0
Honeywell International Inc.		11,000	1,810,710
	3.1		5,722,470

Consumer Staples

Distillers & Vintners	1.3
Diageo plc - Sponsored ADR(d)		18,000	2,477,880
Total Common Stocks (Cost $45,323,503)			74,954,882

Non-Convertible Preferred Stocks – 1.6%

Qurate Retail, Inc. 8.0% 3/15/31 (Cost 2,969,875)		30,000	2,955,000

Corporate Bonds – 5.9%

AutoZone, Inc. 3.625% 4/15/25		500,000	558,249
Bank of America Corp. 2.738% 1/23/22		1,331,000	1,340,513
Berkshire Hathaway Inc.
2.2% 3/15/21		500,000	503,620
Finance Corp.
4.25% 1/15/21		300,000	303,512
Broadcom Corp. 2.2% 1/15/21		1,000,000	1,003,902
First Republic Bank 2.5% 6/06/22		1,000,000	1,031,510
Goldman Sachs Group, Inc. 2.6% 12/27/20		500,000	502,595
JPMorgan Chase & Co. 3.375% 5/01/23		500,000	534,005
Manufacturers & Traders Trust Co. 2.625% 1/25/21		425,000	427,268
Markel Corp.
4.9% 7/01/22		410,000	439,902
3.625% 3/30/23		500,000	530,672
U.S. Bancorp
2.35% 1/29/21		1,000,000	1,005,146
2.4% 7/30/24		500,000	532,593
Wells Fargo & Co.
4.6% 4/01/21		1,250,000	1,276,599
3.5% 3/08/22		1,000,000	1,042,634
Total Corporate Bonds (Cost $10,806,003)			11,032,720

Corporate Convertible Bonds – 1.0%

Redwood Trust, Inc. 5.625% 7/15/24 (Cost $1,835,270)		2,000,000	1,850,000

Asset-Backed Securities – 6.6%

Automobile
Chase Auto Credit Linked Notes (CACLN)(c)
2020-1 CL B — 0.991% 1/25/28		750,000	751,436
Drive Auto Receivables Trust (DRIVE)
2018-2 CL C — 3.63% 8/15/24		87,217	87,622
DT Auto Owner Trust (DTAOT)(c)
2016-4A CL D — 3.77% 10/17/22		1,291	1,293
2020-3A CL A — 0.54% 4/15/24		500,000	500,154
2018-3A CL C — 3.79% 7/15/24		500,000	510,210

The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 37

	$ Principal
	Amount	$ Value

Exeter Automobile Receivables Trust (EART)(c)
2019-3A CL A — 2.59% 9/15/22	30,746	30,830
2019-2A CL B — 3.06% 5/15/23	172,328	173,767
2020-1A CL A — 2.05% 6/15/23	121,618	122,476
2020-2A CL A — 1.13% 8/15/23	187,888	188,499
GLS Auto Receivables Trust (GCAR)(c)
2020-1A CL A — 2.17% 2/15/24	173,584	175,641
2020-2A CL A — 1.58% 8/15/24	200,537	202,523
OneMain Direct Auto Receivables Trust (ODART)(c)
2017-2A CL D — 3.42% 10/15/24	380,000	380,416
Securitized Term Auto Receivables Trust (SSTRT)(c) (d)
2019-CRTA CL B — 2.453% 3/25/26	165,316	168,419
Westlake Automobile Receivables Trust (WLAKE)(c)
2018-3A CL B — 3.32% 10/16/23	186,006	186,538
		3,479,824

Collateralized Loan Obligations
Cerberus Loan Funding XXVIII LP (CERB)(c) (d)
2020-1A CL A — 1.85% 10/15/31
Floating Rate (Qtrly LIBOR + 185)	500,000	500,000

Consumer & Specialty Finance
Marlette Funding Trust (MFT)(c)
2019-2A CL A — 3.13% 7/16/29	177,162	179,089
2019-3A CL A — 2.69% 9/17/29	189,382	191,197
OneMain Financial Issuance Trust (OMFIT)(c)
2018-1A CL A — 3.3% 3/14/29	500,000	513,650
Prosper Marketplace Issuance Trust (PMIT)(c)
2019-3A CL A — 3.19% 7/15/25	116,375	116,910
SoFi Consumer Loan Program LLC (SCLP)(c)
2019-2 CL A — 3.01% 4/25/28	164,455	166,533
2019-3 CL A — 2.9% 5/25/28	191,836	194,106
Upstart Securitization Trust (UPST)(c)
2018-1 CL C — 4.997% 8/20/25	13,422	13,422
2019-1 CL B — 4.19% 4/20/26	259,483	260,287
2019-2 CL A — 2.897% 9/20/29	425,838	429,421
		2,064,615

Equipment
Ascentium Equipment Receivables Trust (ACER)(c)
2017-1A CL B — 2.85% 10/10/21	400,000	404,205
Commercial Credit Group Receivables Trust (CCG)(c)
2019-2 CL A2 — 2.11% 3/15/27	432,478	439,230
Dell Equipment Finance Trust (DEFT)(c)
2020-2 CL A2 — 0.47% 10/24/22	700,000	704,482
Great America Leasing Receivables Trust (GALC)(c)
2020-1 CL A2 — 1.76% 6/15/22	500,000	504,424
Hewlett-Packard Financial Services Equipment Trust (HPEFS)(c)
2019-1A CL A2 — 2.19% 9/20/29	155,650	156,746
2020-1A CL A2 — 1.73% 2/20/30	250,000	252,466
Octane Receivables Trust (OCTL)(c)
2020-1A CL A — 1.71% 2/20/25	500,000	499,955
Stonebriar Commercial Finance Equipment Leasing LLC (SCFET)(c)
2020-1A CL A2 — 0.68% 10/20/25	500,000	500,618
		3,462,126

Fleet Lease
ARI Fleet Lease Trust (ARIFL)(c)
2020-A CL A2 — 1.77% 8/15/28	250,000	252,732
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A3 — 2.22% 1/20/23	350,903	353,156
2018-1 CL A2 — 2.87% 10/20/23	231,783	233,022
2019-2 CL A2 — 2.29% 2/20/25	331,054	337,009
2020-1 CL A2 — 1.78% 12/22/25	500,000	508,182
Wheels SPV2, LLC (WHLS)(c)
2020-1A CL A2 — 0.51% 8/20/29	1,000,000	999,883
		2,683,984

	$ Principal
	Amount	$ Value

Student Loan
Social Professional Loan Program LLC (SOFI)(c)
2018-A CL A2A — 2.39% 2/25/42	5,827	5,831
Total Asset-Backed Securities (Cost $12,122,519)		12,196,380

Commercial Mortgage-Backed Securities – 0.2%

GPMT Ltd. (GPMT)(c) (d)
2018-FL1 CL A — 1.05625% 11/21/35
Floating Rate (Mthly LIBOR + 90) (Cost $261,298)	261,298	260,334

Mortgage-Backed Securities – 4.6%

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 3/15/25	29,638	31,031

Pass-Through Securities
J14649 — 3.5% 4/01/26	52,902	55,992
E02948 — 3.5% 7/01/26	89,343	94,629
J16663 — 3.5% 9/01/26	55,079	58,350
ZS8692 — 2.5% 4/01/33	328,767	343,729
		583,731

Federal National Mortgage Association

Pass-Through Securities
AR8198 — 2.5% 3/01/23	48,498	50,649
MA1502 — 2.5% 7/01/23	43,418	45,344
995755 — 4.5% 5/01/24	6,017	6,350
AB1769 — 3.0% 11/01/25	45,013	47,796
AB3902 — 3.0% 11/01/26	92,866	97,595
AK3264 — 3.0% 2/01/27	73,720	77,470
AB 6291 — 3.0% 9/01/27	408,743	428,906
MA3189 — 2.5% 11/01/27	357,724	373,593
MA3791 — 2.5% 9/01/29	711,248	743,825
BM5708 — 3.0% 12/01/29	337,071	353,826
AS7698 — 2.5% 8/01/31	872,229	921,833
AS7701 — 2.5% 8/01/31	504,063	541,493
MA3540 — 3.5% 12/01/33	258,449	273,260
		3,961,940

Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 12/20/26	92,900	97,445

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)(c) (e)
2014-5 CL A1 — 2.945521% 10/25/29	136,906	142,573
2016-3 CL 2A1 — 3.0% 10/25/46	441,736	449,279
2017-3 CL 2A2 — 2.5% 8/25/47	506,173	520,104
2020-7 CL A4 — 3.0% 1/25/51	500,000	513,828
J.P. Morgan Wealth Management (JPMWM)(c) (e)
2020-ATR1 CL A4 — 3.0% 2/25/50	675,121	694,261
Sequoia Mortgage Trust (SEMT)(c) (e)
2017-CH1 CL A11 — 3.5% 8/25/47	99,358	100,123
2018-CH2 CL A12 — 4.0% 6/25/48	191,766	193,001
2018-CH4 CL A10 — 4.5% 10/25/48	148,212	149,228
2019-CH2 CL A1 — 4.5% 8/25/49	219,797	226,954
2019-CH3 CL A10 — 4.0% 9/25/49	251,636	257,596
2019-4 CL A4 — 3.5% 11/25/49	195,543	200,285

The accompanying notes form an integral part of these financial statements.

38 Q3 2020 Semi-Annual Report
BALANCED FUND (CONTINUED)
Schedule of Investments
September 30, 2020

	$ Principal
	Amount
	or Shares	$ Value

2020-2 CL A4 — 3.5% 3/25/50	245,890	253,659
2020-3 CL A4 — 3.0% 4/25/50	264,930	274,443
		3,975,334

Total Mortgage-Backed Securities (Cost $8,410,404)		8,618,450

U.S. Treasury – 27.0%

U.S. Treasury Notes
1.625% 10/15/20	2,000,000	2,001,174
1.75% 10/31/20	2,000,000	2,002,705
2.0% 11/30/20	2,000,000	2,006,226
1.125% 2/28/21	2,000,000	2,007,896
2.0% 2/28/21	1,000,000	1,007,542
2.375% 4/15/21	1,000,000	1,012,125
1.375% 5/31/21	2,000,000	2,016,227
2.625% 6/15/21	1,000,000	1,017,533
1.75% 7/31/21	3,000,000	3,040,096
1.125% 8/31/21	2,000,000	2,017,684
1.5% 9/30/21	2,000,000	2,026,920
1.5% 10/31/21	3,000,000	3,044,063
1.875% 11/30/21	2,000,000	2,040,391
1.75% 2/28/22	2,000,000	2,045,547
1.75% 4/30/22	2,000,000	2,051,016
1.875% 4/30/22	1,000,000	1,027,500
2.125% 6/30/22	2,000,000	2,069,531
1.875% 7/31/22	1,000,000	1,034,102
2.0% 7/31/22	1,000,000	1,031,875
1.875% 8/31/22	2,000,000	2,066,484
2.0% 11/30/22	1,000,000	1,040,234
2.0% 2/15/23	1,000,000	1,043,906
2.5% 3/31/23	2,000,000	2,117,617
1.625% 5/31/23	2,000,000	2,078,672
2.5% 8/15/23	2,000,000	2,134,688
2.125% 11/30/23	2,000,000	2,123,359
2.125% 2/29/24(f)	2,000,000	2,132,656
2.0% 4/30/24	1,000,000	1,064,609
Total U.S. Treasury (Cost $49,067,632)		50,302,378

Cash Equivalents – 13.6%

U.S. Treasury Bills, 0.05% to 0.11%, 10/06/20 to 1/21/21(a)	23,500,000	23,498,260
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.03%(b)	1,890,780	1,890,780
Total Cash Equivalents (Cost $25,388,884)		25,389,040
Total Investments in Securities (Cost $156,185,388)		187,559,184
Other Liabilities in Excess of Other Assets - (0.7%)		(1,255,541)
Net Assets - 100%		186,303,643
Net Asset Value Per Share - Investor Class		15.14
Net Asset Value Per Share - Institutional Class		15.15

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(f)	Security designated to cover unsettled bond purchases.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 39
CORE PLUS INCOME FUND
Schedule of Investments September 30, 2020

Corporate Bonds – 36.1%
	$ Principal
	Amount	$ Value
Air Canada 7.75% 4/15/21(b) (c)	250,000	251,094
Alexandria Real Estate Equities, Inc. 3.95% 1/15/28	366,000	421,572
American Airlines Group Inc. 3.75% 3/01/25(b)	1,000,000	508,750
Ashtead U.S. Holdings, Inc. 4.0% 5/01/28(b) (c)	670,000	696,800
Beacon Roofing Supply, Inc. 4.875% 11/01/25(b)	323,000	317,126
Berkshire Hathaway Inc. Finance Corp. 4.25% 1/15/49	500,000	652,986
Booking Holdings Inc. 3.55% 3/15/28	464,000	517,694
Boston Properties LP 3.125% 9/01/23	555,000	587,595
Broadcom Corp. 3.125% 1/15/25	350,000	373,663
Broadcom Inc. 3.459% 9/15/26	1,014,000	1,112,412
Calumet Specialty Products Partners LP 7.625% 1/15/22	357,000	355,577
Carlisle Companies Inc.
3.5% 12/01/24	532,000	583,738
3.75% 12/01/27	500,000	570,147
CenturyLink, Inc. 6.75% 12/01/21 (Qwest Corp.)	1,250,000	1,319,272
Charter Communications Operating, LLC 4.2% 3/15/28	650,000	739,009
Choice Hotels International, Inc. 3.7% 1/15/31	250,000	263,556
Colfax Corp. 6.0% 2/15/24(b)	1,000,000	1,041,680
Computer Sciences Corp. 4.45% 9/15/22	500,000	524,351
Cox Communications, Inc. 3.5% 8/15/27(b)	842,000	943,983
Diamondback Energy, Inc.
2.875% 12/01/24	600,000	608,210
5.375% 5/31/25	289,000	300,140
3.25% 12/01/26	75,000	75,195
3.5% 12/01/29	100,000	96,677
Donnelley Financial Solutions Inc. 8.25% 10/15/24	905,000	953,549
Element Fleet Management Corp. 3.85% 6/15/25(b) (c)	1,000,000	1,053,420
Energy Transfer Operating, LP
2.9% 5/15/25	500,000	503,345
4.75% 1/15/26	200,000	213,254
Enterprise Products Partners LP 4.45% 2/15/43	990,000	1,069,807
EPR Properties 4.75% 12/15/26	250,000	239,548
EQT Corp. 3.0% 10/01/22	801,000	785,797
Expedia Group, Inc.
3.8% 2/15/28	484,000	487,744
3.25% 2/15/30	90,000	86,708
frontdoor, inc. 6.75% 8/15/26(b)	144,000	153,873
Highwoods Realty LP 2.6% 2/01/31	500,000	496,716
Host Hotels & Resorts, LP 3.375% 12/15/29	612,000	572,804
L Brands, Inc. 6.694% 1/15/27	1,080,000	1,083,845
Lennar Corp. 4.75% 5/30/25	622,000	680,460
Level 3 Parent LLC 5.25% 3/15/26	750,000	777,900
Lexington Realty Trust 2.7% 9/15/30	500,000	510,447
Markel Corp.
4.9% 7/01/22	250,000	268,233
3.625% 3/30/23	200,000	212,269
3.5% 11/01/27	550,000	602,879
Marvell Technology Group Ltd. 4.2% 6/22/23(c)	300,000	324,037
Matador Resources Co. 5.875% 9/15/26	650,000	544,586
Micron Technology, Inc. 4.185% 2/15/27	500,000	568,569
Molex Electronics Technologies, LLC 3.9% 4/15/25(b)	300,000	312,131
MPLX LP
6.25% 10/15/22	1,000,000	1,001,099
4.875% 6/01/25	190,000	215,667
4.0% 3/15/28	85,000	92,865
4.7% 4/15/48	551,000	558,937
MSCI Inc. 4.75% 8/01/26(b)	150,000	156,000
NGL Energy Partners LP
7.5% 11/01/23	1,518,000	1,015,162
6.125% 3/01/25	1,333,000	797,994
7.5% 4/15/26	400,000	248,778
Occidental Petroleum Corp.
3.4% 4/15/26	715,000	572,000
4.3% 8/15/39	100,000	69,753
Parsley Energy LLC
5.375% 1/15/25(b)	164,000	164,000
5.25% 8/15/25(b)	1,000,000	992,500
5.875% 5/1/26 (Jagged Peak Energy LLC)	400,000	399,186
5.625% 10/15/27(b)	872,000	869,275

	$ Principal
	Amount	$ Value
PDC Energy, Inc.
6.125% 9/15/24	500,000	477,500
5.75% 5/15/26	777,000	726,495
Physicians Realty Trust 4.3% 3/15/27	1,271,000	1,334,398
Plains All American Pipeline, LP
3.55% 12/15/29	798,000	773,659
4.3% 1/31/43	75,000	63,657
QVC, Inc. 4.375% 3/15/23	500,000	521,372
RELX plc 4.0% 3/18/29	500,000	588,620
Silversea Cruise Holding Ltd. 7.25% 2/01/25(b) (c)	875,000	888,125
Sirius XM Radio Inc. 3.875% 8/01/22(b)	500,000	505,937
Springleaf Finance Corp. 5.375% 11/15/29
(OneMain Holdings Inc.)	900,000	938,250
Sprint Spectrum Co. LLC 3.36% 3/20/23(b) (d)	174,500	176,727
STORE Capital Corp.
4.5% 3/15/28	503,000	539,404
4.625% 3/15/29	500,000	536,216
TC PipeLines LP 4.65% 6/15/21	160,000	162,922
Tempur Sealy International, Inc.
5.625% 10/15/23	1,008,000	1,021,966
5.5% 6/15/26	750,000	780,199
United Airlines Holdings, Inc. 4.875% 1/15/25	200,000	172,500
VEREIT, Inc. 3.95% 8/15/27	575,000	612,820
WPX Energy, Inc.
5.75% 6/01/26	75,000	77,766
5.25% 10/15/27	500,000	508,345
4.5% 1/15/30	416,000	411,568
Total Corporate Bonds (Cost $41,943,902)		44,334,810

Corporate Convertible Bonds – 1.5%

Redwood Trust, Inc.
4.75% 8/15/23	850,000	780,298
5.625% 7/15/24	700,000	647,500
5.75% 10/01/25(b)	500,000	448,750

Total Corporate Convertible Bonds (Cost $1,814,900)		1,876,548

Asset-Backed Securities – 28.1%

Automobile
American Credit Acceptance Receivables Trust (ACAR)(b)
2019-4 CL B — 2.43% 10/12/23	500,000	505,889
AmeriCredit Automobile Receivables Trust (AMCAR)
2017-1 CL D — 3.13% 1/18/23	69,000	70,844
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)(b)
2019-1 CL A — 2.99% 7/15/24	678,727	691,098
CarMax Auto Owner Trust (CARMX)
2017-2 CL B — 2.41% 12/15/22	90,000	91,350
2017-2 CL C — 2.6% 2/15/23	53,000	53,780
2017-4 CL C — 2.7% 10/16/23	51,000	52,123
Carvana Auto Receivables Trust (CRVNA)(b)
2019-1A CL C — 3.5% 2/15/24	700,000	722,370
Chase Auto Credit Linked Notes (CACLN)(b)
2020-1 CL D — 1.886% 1/25/28	750,000	751,550
Driven Brands Funding, LLC (HONK)(b)
2019-2A CL A2 — 3.981% 10/20/49	496,250	514,904
DT Auto Owner Trust (DTAOT)(b)
2016-4A CL D — 3.77% 10/17/22	313	314
2019-3A CL D — 2.96% 4/15/25	1,000,000	1,025,016
Exeter Automobile Receivables Trust (EART)(b)
2019-3A CL A — 2.59% 9/15/22	30,746	30,830
2017-1A CL C — 3.95% 12/15/22	299,755	302,595
2018-2A CL C — 3.69% 3/15/23	85,703	86,405
2017-3A CL C — 3.68% 7/17/23	88,000	89,769

The accompanying notes form an integral part of these financial statements.

40 Q3 2020 Semi-Annual Report
CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2020

	$ Principal
	Amount	$ Value

First Investors Auto Owners Trust (FIAOT)(b)
2016-2A CL C — 2.53% 7/15/22	55,641	55,813
2017-1A CL C — 2.95% 4/17/23	492,321	495,415
2017-1A CL D — 3.6% 4/17/23	300,000	305,039
2017-3A CL C — 3.0% 1/16/24	521,000	528,627
2017-3A CL D — 3.44% 3/15/24	571,000	584,534
2018-1A CL C — 3.69% 6/17/24	1,021,000	1,041,797
GLS Auto Receivables Trust (GCAR)(b)
2019-2A CL A — 3.06% 4/17/23	103,889	104,891
2019-3A CL A — 2.58% 7/17/23	99,284	100,383
2019-4A CL A — 2.47% 11/15/23	272,738	276,377
2020-1A CL A — 2.17% 2/15/24	347,167	351,283
2020-2A CL B — 3.16% 6/16/25	750,000	784,495
GM Financial Automobile Leasing Trust (GMALT)
2018-3 CL C — 3.7% 7/20/22	550,000	556,061
OneMain Direct Auto Receivables Trust (ODART)(b)
2017-2A CL C — 2.82% 7/15/24	216,838	217,025
2017-2A CL D — 3.42% 10/15/24	800,000	800,877
Securitized Term Auto Receivables Trust (SSTRT)(b) (c)
2019-CRTA CL C — 2.849% 3/25/26	661,265	675,695
Westlake Automobile Receivables Trust (WLAKE)(b)
2018-1A CL C — 2.92% 5/15/23	3,925	3,930
		11,871,079

Collateralized Loan Obligations
Cerberus Loan Funding XXVIII LP (CERB)(b) (c)
2020-1A CL B — 2.55% 10/15/31
Floating Rate (Qtrly LIBOR + 255)	500,000	500,000
2020-1A CL C — 3.7% 10/15/31
Floating Rate (Qtrly LIBOR + 370)	500,000	500,000
Lake Shore MM III LLC (LSHR)(b)
2020-1A CL B — 3.2% 10/15/29
Floating Rate (Qtrly LIBOR + 320)	500,000	500,000
		1,500,000

Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)(b)
2020-A CL A — 2.1% 2/18/25	250,000	250,599
2020-A CL B — 3.54% 2/18/25	250,000	254,905
Avant Loans Funding Trust (AVNT)(b)
2019-B CL A — 2.72% 10/15/26	145,971	146,565
Conn Funding II, LP (CONN)(b)
2019-A CL A — 3.4% 10/16/23	88,868	89,067
2019-B CL A — 2.66% 6/17/24	123,496	123,485
Foundation Finance Trust (FFIN)(b)
2019-1A CL A — 3.86% 11/15/34	398,127	410,938
Freedom Financial (FREED)(b)
2020-FP1 CL A — 2.52% 3/18/27	309,065	309,269
2020-FP1 CL B — 3.06% 3/18/27	500,000	500,542
Marlette Funding Trust (MFT)(b)
2018-4A CL B — 4.21% 12/15/28	250,000	253,896
2019-2A CL B — 3.53% 7/16/29	500,000	506,947
2019-3A CL A — 2.69% 9/17/29	189,382	191,197
2019-4A CL A — 2.39% 12/17/29	274,923	277,641
OneMain Financial Issuance Trust (OMFIT)(b)
2015-3A CL A — 3.63% 11/20/28	213,782	215,515
2017-1A CL A1 — 2.37% 9/14/32	315,604	316,254
Prosper Marketplace Issuance Trust (PMIT)(b)
2019-1A CL A — 3.54% 4/15/25	6,256	6,260
2019-1A CL B — 4.03% 4/15/25	500,000	500,884
2019-3A CL A — 3.19% 7/15/25	116,375	116,910
2019-2A CL A — 3.2% 9/15/25	13,535	13,553
SoFi Consumer Loan Program LLC (SCLP)(b)
2017-1 CL A — 3.28% 1/26/26	1,561	1,564
2018-4 CL C — 4.17% 11/26/27	750,000	768,681
2019-3 CL A — 2.9% 5/25/28	191,836	194,106

	$ Principal
	Amount	$ Value

Upgrade Receivables Trust (UPGR)(b)
2018-1A CL C — 5.17% 11/15/24	250,000	248,812
2019-1A CL B — 4.09% 3/15/25	811,510	813,538
2019-2A CL B — 3.51% 10/15/25	775,000	780,631
Upstart Securitization Trust (UPST)(b)
2017-2 CL C — 5.59% 3/20/25	313,518	316,806
2018-1 CL C — 4.997% 8/20/25	41,943	41,943
2018-2 CL C — 5.494% 12/22/25	469,490	475,741
2019-1 CL B — 4.19% 4/20/26	259,483	260,287
2019-2 CL B — 3.734% 9/20/29	750,000	747,760
2020-1 CL A — 2.322% 4/22/30	289,791	291,988
		9,426,284

Equipment
Ascentium Equipment Receivables Trust (ACER)(b)
2017-1A CL D — 3.8% 1/10/24	216,000	219,295
BCC Funding XVI LLC (BCCFC)(b)
2019-1A CL A2 — 2.46% 8/20/24	450,257	455,214
Commercial Credit Group Receivables Trust (CCG)(b)
2018-1 CL B — 3.09% 6/16/25	620,000	629,204
2019-1 CL B — 3.22% 9/14/26	750,000	781,774
2019-2 CL B — 2.55% 3/15/27	300,000	306,327
Dell Equipment Finance Trust (DEFT)(b)
2018-1 CL B — 3.34% 6/22/23	590,000	597,990
2018-2 CL C — 3.72% 10/22/23	225,000	231,027
2019-1 CL C — 3.14% 3/22/24	750,000	770,440
MMAF Equipment Finance LLC (MMAF)(b)
2016-AA CL A4 — 1.76% 1/17/23	188,111	188,978
2017-AA CL A4 — 2.41% 8/16/24	485,000	493,512
Octane Receivables Trust (OCTL)(b)
2019-1A CL A — 3.16% 9/20/23	565,727	564,605
2020-1A CL B — 1.98% 6/20/25	940,000	939,889
Pawnee Equipment Receivables LLC (PWNE)(b)
2019-1 CL A2 — 2.29% 10/15/24	444,479	449,211
2019-1 CL D — 2.86% 10/15/24	500,000	481,965
Stonebriar Commercial Finance Equipment Leasing LLC (SCFET)(b)
2019-2A CL A2 — 2.47% 4/20/26	186,000	189,747
		7,299,178

Fleet Lease
Chesapeake Funding II LLC (CFII)(b)
2017-3A CL D — 3.38% 8/15/29	550,000	554,799
Enterprise Fleet Financing LLC (EFF)(b)
2019-2 CL A2 — 2.29% 2/20/25	413,818	421,261
Hertz Fleet Lease Funding LP (HFLF)(b)
2018-1 CL A2 — 3.23% 5/10/32	174,959	175,804
		1,151,864

Litigation Funding
Oasis Securitization Funding, LLC (OASIS)(b)
2020-1A CL A — 3.8196% 1/15/32	311,761	312,974

Small Business
Bankers Healthcare Group Securitization Trust (BHG)(b)
2020-A CL A — 2.56% 9/17/31	698,441	699,206
Small Business Lending Trust (SBIZ)(b)
2020-A CL A — 2.62% 12/15/26	299,878	297,876
		997,082

Timeshare
Hilton Grand Vacations Trust (HGVT)(b)
2020-AA CL B — 4.22% 2/25/39	455,493	481,714
Sierra Timeshare Receivables Funding LLC (SRFC)(b)
2019-2A CL B — 2.82% 5/20/36	417,070	423,295
		905,009

The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 41

	$ Principal
	Amount	$ Value

Whole Business
Jersey Mike’s Funding, LLC (JMIKE)(b)
2019-1A CL A2 — 4.433% 2/15/50	1,000,000	1,070,139
Total Asset-Backed Securities (Cost $34,037,104)		34,533,609

Commercial Mortgage-Backed Securities – 7.2%

BXMT Ltd. (BXMT)(b) (c)
2017-FL1 CL A — 1.0205% 6/15/35
Floating Rate (Mthly LIBOR + 87)	230,144	229,868
Exantas Capital Corp. Ltd. (XAN)(b) (c)
2019-RS07 CL A — 1.1505% 4/15/36
Floating Rate (Mthly LIBOR + 100)	502,267	490,640
GPMT Ltd. (GPMT)(b) (c)
2018-FL1 CL C — 2.30625% 11/19/35
Floating Rate (Mthly LIBOR + 215)	1,028,000	983,076
2018-FL1 CL D — 3.10625% 11/21/35
Floating Rate (Mthly LIBOR + 295)	1,096,000	1,016,982
Hilton USA Trust (HILT)(b)
2016-SFP CL E — 5.519097% 11/05/35	840,000	837,685
PFP Ltd. (PFP)(b) (c)
2019-5 CL C — 2.15213% 4/14/36
Floating Rate (Mthly LIBOR + 200)	500,000	482,516
ReadyCap Commercial Mortgage Trust (RCMT)(b)
2018-FL2 CL C — 2.04813% 6/25/35
Floating Rate (Mthly LIBOR + 190)	750,000	731,071
2018-FL2 CL D — 2.84813% 6/25/35
Floating Rate (Mthly LIBOR + 270)	2,130,000	1,965,117
RETL (RETL)(b)
2019-RVP CL C — 2.25238% 3/15/36
Floating Rate (Mthly LIBOR + 210)	1,250,000	1,152,510
VMC Finance LLC (VMC)(b)
2018-FL2 CL C — 2.1005% 10/15/35
Floating Rate (Mthly LIBOR + 195)	1,000,000	955,648
Total Commercial Mortgage-Backed Securities (Cost $9,246,202)		8,845,113

Mortgage-Backed Securities – 2.7%

Federal Home Loan Mortgage Corporation

Pass-Through Securities
C91945 — 3.0% 8/1/37	643,457	674,119

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 12/01/25	38,493	40,413
MA3443 — 4.0% 8/01/48	400,026	426,255
		466,668

Non-Government Agency

Collateralized Mortgage Obligations
COLT Funding LLC (COLT)(b) (e)
2019-4 CL A1 — 2.579% 11/25/49	157,861	160,121
Deephaven Residential Mortgage Trust (DRMT)(b) (e)
2019-3A CL A1 — 2.964% 7/25/59	292,832	297,666
2019-4A CL A1 — 2.791% 10/25/59	355,898	361,809
Flagstar Mortgage Trust (FSMT)(b) (e)
2017-1 CL 2A2 — 3.0% 3/25/47	170,311	177,707
J.P. Morgan Mortgage Trust (JPMMT)(b) (e)
2016-3 CL 2A1 — 3.0% 10/25/46	176,694	179,712
2017-3 CL 2A2 — 2.5% 8/25/47	177,161	182,036
2018-6 CL 2A2 — 3.0% 12/25/48	151,632	158,200

	$ Principal
	Amount
	or Shares	$ Value
Sequoia Mortgage Trust (SEMT)(b) (e)
2017-CH1 CL A11 — 3.5% 8/25/47	79,487	80,098
2018-CH2 CL A12 — 4.0% 6/25/48	191,766	193,001
2019-CH2 CL A1 — 4.5% 8/25/49	329,696	340,431
		2,130,781
Total Mortgage-Backed Securities (Cost $3,170,371)		3,271,568

Taxable Municipal Bonds – 0.3%
Alderwood Water and Wastewater District, Washington,
Water & Sewer Revenue, Series B, 5.15% 12/01/25
(Cost $400,000)	400,000	401,476

U.S. Treasury – 15.2%
U.S. Treasury Notes/Bonds
1.5% 8/15/26	1,850,000	1,972,201
2.0% 11/15/26	1,650,000	1,811,391
2.25% 2/15/27	1,000,000	1,116,445
2.375% 5/15/27	2,000,000	2,254,688
3.5% 2/15/39	2,100,000	2,948,531
2.5% 5/15/46(f)	6,900,000	8,526,621
Total U.S. Treasury (Cost $15,267,450)		18,629,877

Common Stocks – 0.8%
Qurate Retail, Inc. - Series A	110,000	789,800
Redwood Trust, Inc.	27,000	203,040
Total Common Stocks (Cost $1,130,201)		992,840

Non-Convertible Preferred Stocks – 1.6%
Qurate Retail, Inc. 8.0% 3/15/2031 (Cost 2,031,076)	20,300	1,999,550

Cash Equivalents – 7.6%

State Street Institutional U.Sc. Government Money
Market Fund - Premier Class 0.03%(a)	9,254,351	9,254,351
Total Cash Equivalents (Cost $9,254,351)		9,254,351
Total Investments in Securities (Cost $118,295,557)		124,139,742
Other Liabilities in Excess of Other Assets - (1.1%)		(1,370,206)
Net Assets - 100%		122,769,536
Net Asset Value Per Share - Investor Class		10.91
Net Asset Value Per Share - Institutional Class		10.91

(a)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Foreign domiciled entity
(d)	Annual sinking fund
(e)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(f)	Security designated to cover unsettled bond purchases.
The accompanying notes form an integral part of these financial statements.

42 Q3 2020 Semi-Annual Report
Schedule of Investments
September 30, 2020

Common Stocks – 93.7%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	11.2
Liberty Broadband Corp.*
Series A		23,750	3,367,987
Series C		60,000	8,572,200
Liberty SiriusXM Group*
Series A		50,000	1,658,500
Series C		180,000	5,954,400

Alternative Carriers	10.5
GCI Liberty, Inc. - Class A*		89,000	7,294,440
Liberty Global plc - Class C*(c)		300,000	6,160,500
Liberty Latin America Ltd. - Class C*(c)		602,775	4,906,589

Integrated Telecommunication Services	6.0
LICT Corp.*		610	10,431,000

Movies & Entertainment	1.4
Liberty Braves Group*
Series A		11,000	229,680
Series C		105,000	2,206,050
	29.1		50,781,346

Information Technology

Application Software	10.2
ACI Worldwide, Inc.*		266,985	6,976,318
Guidewire Software, Inc.*		65,000	6,777,550
Box, Inc. - Class A*		230,000	3,992,800

Data Processing & Outsourced Services	3.3
Black Knight, Inc.*		67,500	5,875,875

Electronic Components	1.9
Dolby Laboratories, Inc.		50,000	3,314,000
	15.4		26,936,543

Industrials

Industrial Machinery	5.7
Ingersoll Rand Inc.*		190,000	6,764,000
IDEX Corp.		17,500	3,192,175

Research & Consulting Services	4.0
CoStar Group, Inc.*		8,250	7,000,208

Aerospace & Defense	2.7
HEICO Corp. - Class A		52,000	4,610,320
	12.4		21,566,703

Materials

Construction Materials	7.9
Summit Materials, Inc. - Class A*		325,000	5,375,500
Martin Marietta Materials, Inc.		18,500	4,354,160
Vulcan Materials Co.		30,000	4,066,200

Specialty Chemicals	3.2
Axalta Coating Systems Ltd.* (c)		255,000	5,653,350
	11.1		19,449,210

Consumer Discretionary

Automotive Retail	4.5
CarMax, Inc.*		85,000	7,812,350

Distributors	2.8
LKQ Corp.*		175,000	4,852,750

Internet & Direct Marketing Retail	1.6
Qurate Retail, Inc. - Series A		400,000	2,872,000
	8.9		15,537,100

		$ Principal
% of Net		Amount
Financials	Assets	or Shares	$ Value

Regional Banks	3.6
First Hawaiian, Inc.		240,000	3,472,800
First Republic Bank		25,000	2,726,500
Property & Casualty Insurance	3.1
Markel Corp.*		5,500	5,355,350
Mortgage REITs	1.4
Redwood Trust, Inc.		334,864	2,518,177
	8.1		14,072,827
Health Care
Health Care Services	5.0
Laboratory Corp. of America Holdings*		46,000	8,660,420

Other
Other	3.7
EverArc Holdings Ltd.*(c) (d)		500,000	6,500,000
Total Common Stocks (Cost $107,819,797)			163,504,149

Non-Convertible Preferred Stocks – 2.0%
Qurate Retail, Inc. 8.0% 3/15/31 (Cost $2,581,984)		35,000	3,447,500

Warrants – 0.1%

EverArc Holdings Ltd.*(c) (d) (e) (Cost $5,000)		500,000	150,000

Cash Equivalents – 4.4%
U.S. Treasury Bill 0.09% 11/17/20(a)		7,000,000	6,999,223
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.03%(b)		793,141	793,141
Total Cash Equivalents (Cost $7,792,350)			7,792,364
Total Investments in Securities (Cost $118,199,131)			174,894,013
Other Liabilities in Excess of Other Assets - (0.2%)			(345,068)
Net Assets - 100%			174,548,945
Net Asset Value Per Share			47.01

*	Non-income producing
(a)	Interest rate presented represents the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(c)	Foreign domiciled entity
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 43
NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2020

Municipal Bonds – 90.7%
% of Net		$ Principal
Assets		Amount	$ Value

Arizona	0.3
Arizona Industrial Development Authority,
Revenue, Lincoln South Beltway Project,
Series 2020, 5.0%, 2/01/23		100,000	110,177

California	0.7
San Diego County Regional Airport Authority,
Subordinate Airport Revenue, Series 2017B,
AMT, 5.0%, 7/01/25		200,000	236,800

Colorado	0.3
Colorado Bridge Enterprise, Senior Revenue,
Central 70 Project, Series 2017, AMT, 4.0%, 12/31/23		100,000	109,962

Nebraska	87.5
Bellevue, General Obligation, Refunding, Series
2020A, 3.0%, 9/15/32		500,000	527,040
Blair, Water System Revenue, Series 2016, AMT,
2.65%, 12/15/24		100,000	101,008
2.85%, 12/15/25		100,000	101,100
3.0%, 12/15/26		100,000	101,004
3.1%, 12/15/27		100,000	100,880
3.2%, 12/15/28		100,000	100,851
Buffalo County, General Obligation, Kearney Public
Schools District 0007, Series 2016, 3.0%, 12/15/24		250,000	276,842
Cass County, General Obligation, Refunding, Weeping
Water Public School District 0022, Series 2017
2.05%, 12/15/25		375,000	383,760
2.2%, 12/15/26		250,000	255,980
Chadron, Sales Tax and General Obligation, Aquatic
Center, Series 2016, 1.6%, 7/15/22		400,000	400,404
Columbus, Combined Revenue, Refunding,
Series 2016, AGM Insured
4.0%, 12/15/26		100,000	119,050
4.0%, 12/15/27		100,000	118,128
Series 2020, 4.0%, 6/15/33		200,000	243,530
Dawson Public Power District, Electric System Revenue,
Refunding, Series 2016A
2.0%, 6/15/26		170,000	171,430
2.1%, 6/15/27		105,000	105,814
Series 2016B
2.5%, 6/15/28		135,000	136,440
3.0%, 6/15/29		245,000	248,388
3.0%, 6/15/30		355,000	359,537
Dodge County, General Obligation, Refunding, North
Bend Central Public School District 0595, Series 2020,
1.9%, 6/15/32		200,000	202,982
Douglas County, General Obligation,
Bennington Public School District 0059,
Refunding, Series 2015, 2.25%, 12/15/26		250,000	250,470
Series 2020B, 3.0%, 12/15/32		100,000	107,295
Omaha Public School District 0001, Series 2016,
5.0%, 12/15/29		350,000	438,504
Westside Community School District 0066, Series 2015,
2.5%, 12/01/22		250,000	261,657
Douglas County, Hospital Authority #2, Revenue,
Madonna Rehabilitation Hospital Project, Series 2014,
5.0%, 5/15/26		500,000	565,570
Refunding, Nebraska Medicine, Series 2016
5.0%, 5/15/30		140,000	167,754
4.0%, 5/15/32(b)		700,000	786,856
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, Series 2015
5.0%, 11/01/20		100,000	100,352
5.0%, 11/01/21		100,000	104,698
5.0%, 11/01/22		250,000	272,472
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21		370,000	377,689
Lancaster County, General Obligation, Refunding, Lincoln
Public School District 0001, Series 2017, 4.0%, 1/15/33		250,000	300,485

	$ Principal
	Amount	$ Value

Lincoln-Lancaster County, Public Building Commission,
Lease Revenue, Series 2016, 3.0%, 12/01/25	500,000	562,290
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012,
2.5%, 4/01/21	425,000	428,727
Lincoln, Electric System Revenue, Refunding,
Series 2012, 5.0%, 9/01/28, Pre-Refunded 9/01/22 @ 100	1,000,000	1,090,230
Lincoln, General Obligation, Highway Allocation Fund,
Refunding, Series 2016
5.0%, 5/15/22	100,000	107,859
5.0%, 5/15/23	135,000	152,086
Madison County, Hospital Authority #1, Revenue, Refunding,
Faith Regional Health Services Project, Series 2017A
5.0%, 7/01/21	475,000	488,452
5.0%, 7/01/23	250,000	275,095
Metropolitan Utilities District of Omaha, Gas System Revenue,
Series 2018, 4.0%, 12/01/27	450,000	513,522
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2012 Series A, 5.0%, 4/01/29	300,000	318,723
2016 Series A
5.0%, 4/01/21	250,000	255,860
5.0%, 4/01/27	350,000	438,434
Nebraska, Certificates of Participation, Series 2018A,
2.1%, 7/15/21	860,000	872,074
Nebraska Cooperative Republican Platte Enhancement
Project, River Flow Enhancement Revenue, Refunding,
Series 2020A, 2.0%, 12/15/29	250,000	257,692
Nebraska Educational, Health, Cultural, and Social Services
Finance Authority, Revenue, Refunding, Immanuel Retirement
Communities Obligated Group, Series 2019A, 4.0%, 1/01/34	110,000	124,233
Nebraska Investment Finance Authority, Single Family
Housing Revenue,
2016 Series C, 1.85%, 3/01/23	100,000	102,938
2019 Series A, 2.05%, 9/01/24	120,000	125,958
2020 Series C, 2.0%, 9/01/35	325,000	321,159
Nebraska Public Power District, Revenue,
2012 Series A
4.0%, 1/01/21	500,000	504,755
5.0%, 1/01/21	500,000	505,990
2015 Series A-2
5.0%, 1/01/24	225,000	238,174
5.0%, 1/01/24, Pre-Refunded 1/01/22 @ 100	25,000	26,507
2016 Series C, 5.0%, 1/01/35	480,000	569,966
Nebraska State Colleges, Facilities Corp., Deferred
Maintenance Revenue, Refunding, Series 2016, AGM Insured,
4.0%, 7/15/28	750,000	859,515
North Platte, Sewer System Revenue, Refunding, Series 2015,
3.0%, 6/15/24	250,000	250,490
Omaha-Douglas County, General Obligation,
Public Building Commission,
Series 2014, 5.0%, 5/01/26, Pre-Refunded 5/01/22 @ 100	725,000	780,368
Series 2020B Bonds of the Series 2019B,
5.0%, 5/01/32	550,000	715,077
Omaha, General Obligation, Refunding,
Series 2012B, 3.0%, 11/15/24	400,000	421,716
Various Purpose and Refunding, Series 2016A
4.0%, 4/15/22	315,000	333,651
4.0%, 4/15/23	185,000	202,653
Omaha Public Facilities Corp., Lease Revenue, Refunding,
Omaha Baseball Stadium Project, Series 2016A,
4.0%, 6/01/28	585,000	660,038
Series 2019C
4.0%, 4/01/33	340,000	399,928
4.0%, 4/01/39	500,000	573,020
Omaha Public Power District, Electric System Revenue,
2015 Series A, 2.85%, 2/01/27	500,000	539,290
2015 Series C, 5.0%, 2/01/39	150,000	174,488

The accompanying notes form an integral part of these financial statements.

44 Q3 2020 Semi-Annual Report
NEBRASKA TAX-FREE INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2020

	% of Net	$ Principal
	Assets	Amount	$ Value

Omaha, Sanitary Sewerage System Revenue,
Refunding, Series 2016
5.0%, 4/01/26		250,000	311,483
4.0%, 4/01/31		350,000	405,857
Series 2014, 5.0%, 11/15/22		200,000	220,274
Omaha, Special Tax Revenue Redevelopment,
Series 2019A, 4.0%, 1/15/33		260,000	310,396
Papillion, General Obligation, Tax Supported
Recreational Facilities, Series 2017, 3.0%, 9/15/24		420,000	436,918
Papillion-La Vista, General Obligation, Sarpy County
School District #27, Refunding, Series 2017A
2.05%, 12/01/24		150,000	153,827
2.2%, 12/01/25		150,000	153,930
2.3%, 12/01/26		275,000	281,655
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality
Enhancement, Refunding,
Series 2015
2.0%, 12/15/20		100,000	100,136
2.25%, 12/15/21		100,000	100,141
Series 2017, 5.0%, 12/15/26, Pre-Refunded
6/15/22 @ 100		185,000	200,187
Public Power Generation Agency, Revenue, Refunding,
Whelan Energy Center Unit 2,
2015 Series A, 5.0%, 1/01/28		200,000	234,952
2016 Series A, 5.0%, 1/01/32		140,000	169,187
Sarpy County, General Obligation, Bellevue Public School
District 0001, Series 2017, 5.0%, 12/15/29		550,000	692,439
Sarpy County, Certificates of Participation,
Series 2016, 1.75%, 6/15/26		500,000	505,595
Seward County, Limited Tax General Obligation, Refunding,
Series 2019, 3.0%, 12/15/30		605,000	644,252
Southeast Community College Area, Certificates of
Participation, Series 2018, 3.0%, 12/15/22		400,000	424,000
University of Nebraska, Facilities Corp., Revenue, Refunding,
Health Center and College of Nursing Projects, Series 2016,
5.0%, 7/15/29		380,000	469,520
University of Nebraska, University Revenue,
Kearney Student Housing Project, Series 2017,
Escrowed to Maturity
3.0%, 7/01/25		100,000	112,767
2.5%, 7/01/26		210,000	235,794
3.0%, 7/01/27		100,000	117,655
Refunding, Lincoln Student Fees and Facilities
Series 2012, 5.0%, 7/01/23, Pre-Refunded
7/01/22 @ 100		250,000	271,058
Refunding, Omaha Student Housing Project,
Series 2017A, 5.0%, 5/15/30, Pre-Refunded
11/15/27 @ 100		100,000	132,585
Upper Republican Natural Resources District, Limited
Obligation Occupation Tax, River Flow Enhancement,
Refunding, Series 2017B, AGM Insured
4.0%, 12/15/25		245,000	263,713
4.0%, 12/15/27		395,000	423,942
Village of Boys Town, Revenue, Refunding, Boys Town Projects,
Series 2017, 3.0%, 9/01/28		700,000	797,517
Series 2020, 3.0%, 7/01/35		325,000	357,763
			30,506,471
Texas	0.9
Austin, Airport System Revenue, Series 2017B, AMT,
5.0%, 11/15/26		250,000	306,833

Utah	0.3
Salt Lake City, Public Utilities Revenue, Series 2020,
5.0%, 2/1/35		100,000	130,145

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Washington	0.7
Port of Seattle, Intermediate Lien Revenue,
Series 2017C, AMT, 5.0%, 5/01/26		200,000	241,806
Total Municipal Bonds (Cost $30,475,765)			31,642,194

Cash Equivalents – 10.2%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.03%(a)		3,539,717	3,539,717
Total Cash Equivalents (Cost $3,539,717)			3,539,717
Total Investments in Securities (Cost $34,015,482)			35,181,911
Other Liabilities in Excess of Other Assets - (0.9%)			(314,164)
Net Assets - 100%			34,867,747
Net Asset Value Per Share			10.22

(a)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(b)	Security designated to cover unsettled bond purchases.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 45
PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2020

Common Stocks – 90.0%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	13.5
Mastercard Inc. - Class A(c)		80,000	27,053,600
Visa Inc. - Class A		135,000	26,995,950
Black Knight, Inc.*		170,000	14,798,500
Fidelity National Information Services, Inc.		40,000	5,888,400

Application Software	7.3
Intelligent Systems Corp.* †		890,000	34,692,200
Box, Inc. - Class A*		350,000	6,076,000

Semiconductors	3.6
Texas Instruments, Inc.(c)		140,000	19,990,600
	24.4		135,495,250

Financials

Multi-Sector Holdings	13.1
Berkshire Hathaway Inc. - Class B*(c)		340,000	72,399,600

Property & Casualty Insurance	5.3
Markel Corp.*(c)		30,000	29,211,000

Investment Banking & Brokerage	3.3
The Charles Schwab Corp.		510,000	18,477,300

Insurance Brokers	2.2
Aon plc - Class A(d)		60,000	12,378,000
	23.9		132,465,900

Communication Services

Cable & Satellite	9.4
Liberty Broadband Corp.*(c)
Series A		50,000	7,090,500
Series C		140,000	20,001,800
Liberty SiriusXM Group*(c)
Series A		250,000	8,292,500
Series C		500,000	16,540,000

Interactive Media & Services	8.3
Alphabet, Inc. - Class C*(c)		17,000	24,983,200
Facebook, Inc. - Class A*(c)		80,000	20,952,000

Alternative Carriers	3.8
Liberty Global plc - Class C*(c) (d)		1,040,000	21,356,400

	21.5		119,216,400

Consumer Discretionary

Internet & Direct Marketing Retail	4.4
Amazon.com, Inc.*(c)		4,500	14,169,285
Qurate Retail, Inc. - Series A(c)		1,400,000	10,052,000

Automotive Retail	2.3
CarMax, Inc.*(c)		140,000	12,867,400
	6.7		37,088,685

Health Care

Health Care Services	4.4
Laboratory Corp. of America Holdings*(c)		130,000	24,475,100

Materials

Construction Materials	3.4
Summit Materials, Inc. - Class A*(c)		780,000	12,901,200
Vulcan Meterials Co.		45,000	6,099,300
	3.4		19,000,500

		$ Principal
	% of Net	Amount
Industrials	Assets	or Shares	$ Value
Research & Consulting Services	2.2
CoStar Group, Inc.*		14,000	11,879,140
Other
Other	3.5
EverArc Holdings Ltd.*(d) (e)		1,500,000	19,500,000
Total Common Stocks (Cost $242,233,295)			499,120,975

Non-Convertible Preferred Stocks – 3.1%
Qurate Retail, Inc. 8.0% 3/15/31(c) (Cost $15,834,323)		175,000	17,237,500

Warrants – 0.1%
EverArc Holdings Ltd.*(d) (e) (f) (Cost $15,000)		1,500,000	450,000

Cash Equivalents – 6.8%
U.S. Treasury Bill 0.09% 11/17/20(a)		35,000,000	34,996,116
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.03%(b)		2,708,277	2,708,277
Total Cash Equivalents (Cost $37,704,325)			37,704,393
Total Investments in Securities (Cost $295,786,943)			554,512,868
Due From Broker(c) - 16.8%			93,086,582
Securities Sold Short - (16.7%)			(92,421,200)
Options Written - (0.0%)			(11,000)
Other Liabilities Less Other Assets - (0.1%)			(407,494)
Net Assets - 100%			554,759,756
Net Asset Value Per Share - Investor Class			14.56
Net Asset Value Per Share - Institutional Class			15.31

Securities Sold Short – (16.7%)
Invesco QQQ Trust, Series 1		80,000	(22,227,200)
Sirius XM Holdings Inc.		600,000	(3,216,000)
SPDR S&P 500 ETF Trust		200,000	(66,978,000)
Total Securities Sold Short (proceeds $63,225,432)			(92,421,200)

Options Written* – (0.0%)		Shares
		subject
	$ Notional	to option
Covered Call Options
CarMax Inc., Oct. 2020 / $100	2,000,000	20,000	(11,000)
Total Options Written (premiums received $156,008)			(11,000)

*	Non-income producing
†	Non-controlled affiliate
(a)	Interest rate presented represents the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(c)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(d)	Foreign domiciled entity
(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.

The accompanying notes form an integral part of these financial statements.

46 Q3 2020 Semi-Annual Report
PARTNERS VALUE FUND
Schedule of Investments
September 30, 2020

Common Stocks – 96.7%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	11.3
Visa Inc. - Class A		92,500	18,497,225
Mastercard Inc. - Class A		50,000	16,908,500
Black Knight, Inc.*		167,000	14,537,350

Application Software	7.9
ACI Worldwide, Inc.*		550,000	14,371,500
Guidewire Software, Inc.*		125,000	13,033,750
Box, Inc. - Class A*		450,000	7,812,000

Semiconductors	3.0
Texas Instruments, Inc.		92,500	13,208,075

Systems Software	3.0
Oracle Corp.		220,000	13,134,000
	25.2		111,502,400

Communication Services

Cable & Satellite	8.9
Liberty Broadband Corp.*
Series A		60,000	8,508,600
Series C		90,000	12,858,300
Liberty SiriusXM Group*
Series A		120,000	3,980,400
Series C		435,000	14,389,800

Interactive Media & Services	8.1
Alphabet, Inc. - Class C*		14,500	21,309,200
Facebook, Inc. - Class A*		55,000	14,404,500

Alternative Carriers	5.6
Liberty Global plc - Class C*(c)		725,000	14,887,875
Liberty Latin America Ltd. - Class C*(c)		1,205,550	9,813,177
	22.6		100,151,852

Financials

Multi-Sector Holdings	6.0
Berkshire Hathaway Inc. - Class B*		125,000	26,617,500

Insurance Brokers	3.7
Aon plc - Class A(c)		80,000	16,504,000

Investment Banking & Brokerage	3.3
The Charles Schwab Corp.		400,000	14,492,000

Property & Casualty Insurance	3.2
Markel Corp.*		14,500	14,118,650

Regional Banks	1.6
First Republic Bank		64,000	6,979,840

Mortgage REITs	1.4
Redwood Trust, Inc.		844,982	6,354,265
	19.2		85,066,255

Materials

Construction Materials	8.5
Vulcan Materials Co.		130,000	17,620,200
Martin Marietta Materials, Inc.		42,500	10,002,800
Summit Materials, Inc. - Class A*		600,000	9,924,000

Specialty Chemicals	2.3
Axalta Coating Systems Ltd.*(c)		465,000	10,309,050
	10.8		47,856,050

		$ Principal
% of Net		Amount
Industrials	Assets	or Shares	$ Value
Research & Consulting Services	4.2
CoStar Group, Inc.*		22,000	18,667,220
Aerospace & Defense	2.4
HEICO Corp. - Class A		120,000	10,639,200
Industrial Machinery	1.6
IDEX Corp.		40,000	7,296,400
	8.2		36,602,820
Consumer Discretionary
Automotive Retail	3.5
CarMax, Inc.*		170,000	15,624,700
Distributors	2.7
LKQ Corp.*		425,000	11,785,250
	6.2		27,409,950
Health Care
Health Care Services	4.5
Laboratory Corp. of America Holdings*		105,000	19,768,350
Total Common Stocks (Cost $272,960,328)			428,357,677

Cash Equivalents – 3.4%
U.S. Treasury Bill 0.09% 11/17/20(a)		10,000,000	9,998,890
State Street Institutional U.S. Government Money
Market Fund - Premier Class 0.03%(b)		4,959,379	4,959,379
Total Cash Equivalents (Cost $14,958,249)			14,958,269
Total Investments in Securities (Cost $287,918,577)			443,315,946
Other Liabilities in Excess of Other Assets - (0.1%)			(443,404)
Net Assets - 100%			442,872,542
Net Asset Value Per Share - Investor Class			28.44
Net Asset Value Per Share - Institutional Class			28.95

*	Non-income producing
(a)	Interest rate presented represents the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 47
SHORT DURATION INCOME FUND
Schedule of Investments
September 30, 2020

Corporate Bonds – 17.6%
	$ Principal
	Amount	$ Value

Air Canada 7.75% 4/15/21(b) (c)	250,000	251,094
American Airlines Group Inc. 3.75% 3/01/25(b)	750,000	381,562
American Tower Corp. 2.25% 1/15/22	5,000,000	5,115,444
Boeing Co. 4.508% 5/1/2023	1,000,000	1,053,621
Boston Properties LP 3.125% 9/01/23	9,560,000	10,121,454
Calumet Specialty Products Partners LP 7.625% 1/15 /22	900,000	896,413
Carlisle Companies Inc. 3.5% 12/01/24	500,000	548,626
CenturyLink, Inc. 6.75% 12/01/21 (Qwest Corp.)	1,150,000	1,213,731
Colfax Corp. 6.0% 2/15/24(b)	1,000,000	1,041,680
Computer Sciences Corp. 4.45% 9/15/22	325,000	340,828
Cox Communications, Inc. 3.25% 12/15/22(b)	5,000,000	5,272,796
Diamondback Energy, Inc. 2.875% 12/01/24	3,379,000	3,425,235
Discovery, Inc. 2.95% 3/20/23	2,277,000	2,400,279
Energy Transfer Operating LP 5.2% 2/01/22	3,500,000	3,625,193
EQT Corp. 3.0% 10/01/22	1,180,000	1,157,604
Equifax Inc. 2.3% 6/01/21	2,900,000	2,934,031
Expedia Group, Inc. 3.6% 12/15/23(b)	2,000,000	2,044,766
First Republic Bank 2.5% 6/06/22	4,200,000	4,332,343
General Motors Financial Company, Inc. 3.55% 4/09/21	1,250,000	1,267,244
Goldman Sachs Group, Inc. 2.6% 12/27/20	1,500,000	1,507,785
Hilton Worldwide Holdings Inc. 4.25% 9/01/24	2,048,000	2,060,585
JPMorgan Chase & Co. 3.375% 5/01/23	3,956,000	4,225,049
Kimco Realty Corp. 3.125% 06/01/2023	495,000	521,402
Kinder Morgan, Inc. 3.95% 9/01/22	2,000,000	2,109,161
L Brands, Inc. 5.625% 2/15/2022	4,000,000	4,171,500
Lennar Corp.
4.75% 4/01/21	558,000	564,152
4.875% 12/15/23	1,951,000	2,101,227
Level 3 Parent LLC 5.25% 3/15/26	1,455,000	1,509,126
Markel Corp. 4.9% 7/01/22	3,850,000	4,130,784
Matador Resources Co. 5.875% 9/15/26	500,000	418,912
MetLife Global Funding I 2.4% 6/17/22(b)	1,000,000	1,033,357
MPLX LP
6.25% 10/15/22	210,000	210,231
3.375% 3/15/23	1,000,000	1,054,356
NGL Energy Partners LP
7.5% 11/01/23	4,555,000	3,046,156
6.125% 3/01/25	1,490,000	891,981
NXP BV 4.625% 6/01/2023(b) (c)	3,500,000	3,835,225
Occidental Petroleum Corp. 2.6% 8/13/21	1,000,000	983,125
Parsley Energy LLC 5.25% 8/15/25(b)	2,063,000	2,047,527
PDC Energy, Inc. 6.125% 9/15/24	1,200,000	1,146,000
QVC, Inc. 4.375% 3/15/23	3,000,000	3,128,235
RELX plc 3.5% 3/16/23	1,800,000	1,915,352
Silversea Cruise Holding Ltd. 7.25% 2/01/25(b) (c)	3,545,000	3,598,175
Simon Property Group, LP 2.75% 2/01/23	1,593,000	1,656,668
Sprint Spectrum Co. LLC 3.36% 3/20/23(b) (d)	1,775,000	1,797,658
Tempur Sealy International, Inc. 5.625% 10/15/23	1,478,000	1,498,478
U.S. Bancorp 2.4% 7/30/24	500,000	532,593
Wells Fargo & Co.
4.6% 4/01/21	5,745,000	5,867,248
2.1% 7/26/21	10,100,000	10,243,556
3.5% 3/08/22	7,900,000	8,236,810
WM. Wrigley Jr. Co. 3.375% 10/21/20(b)	700,000	701,070
WPX Energy, Inc. 5.25% 10/15/27	600,000	610,014
Xerox Corp.
4.5% 5/15/21	375,000	380,522
4.375% 3/15/23	1,370,000	1,413,566

Total Corporate Bonds (Cost $123,913,960)		126,571,530

Corporate Convertible Bonds – 2.5%
	$ Principal
	Amount	$ Value

Redwood Trust, Inc.
4.75% 8/15/23	10,000,000	9,179,982
5.625% 7/15/24	6,300,000	5,827,500
5.75% 10/01/25(b)	3,000,000	2,692,500

Total Corporate Convertible Bonds (Cost $18,215,852)		17,699,982

Asset-Backed Securities – 33.3%

Automobile
American Credit Acceptance Receivables Trust (ACAR)(b)
2019-4 CL A — 2.18% 2/13/23	1,170,330	1,175,170
2020-1 CL A — 1.89% 4/13/23	1,706,823	1,716,594
2019-4 CL B — 2.43% 10/12/23	2,500,000	2,529,447
2020-3 CL A — 0.62% 10/13/23	2,353,610	2,354,654
2020-1 CL B — 2.08% 12/13/23	2,500,000	2,525,294
2020-2 CL A — 1.65% 12/13/23	1,221,601	1,230,624
CarMax Auto Owner Trust (CARMX)
2017-2 CL C — 2.6% 2/15/23	1,070,000	1,085,738
Carvana Auto Receivables Trust (CRVNA)(b)
2019-1A CL B — 3.29% 8/15/23	5,000,000	5,086,180
2019-1A CL C — 3.5% 2/15/24	300,000	309,587
2019-3A CL B — 2.51% 4/15/24	400,000	408,309
Chase Auto Credit Linked Notes (CACLN)(b)
2020-1 CL B — 0.991% 1/25/28	2,250,000	2,254,307
Drive Auto Receivables Trust (DRIVE)
2019-4 CL A2A — 2.32% 6/15/22	271,006	271,326
2017-1 CL D — 3.84% 3/15/23	3,095,605	3,134,105
2018-2 CL C — 3.63% 8/15/24	1,199,231	1,204,805
DT Auto Owner Trust (DTAOT)(b)
2016-4A CL D — 3.77% 10/17/22	8,851	8,864
2019-3A CL B — 2.6% 5/15/23	2,600,000	2,626,464
2019-4A CL A — 2.17% 5/15/23	827,642	832,923
2020-3A CL A — 0.54% 4/15/24	500,000	500,154
2018-3A CL C — 3.79% 7/15/24	7,000,000	7,142,939
Exeter Automobile Receivables Trust (EART)(b)
2019-3A CL A — 2.59% 9/15/22	245,971	246,641
2020-1A CL A — 2.05% 6/15/23	1,581,032	1,592,192
2017-3A CL C — 3.68% 7/17/23	1,096,000	1,118,028
2020-2A CL A — 1.13% 8/15/23	1,315,217	1,319,490
First Investors Auto Owners Trust (FIAOT)(b)
2019-2A CL A — 2.21% 9/16/24	1,463,214	1,483,271
Foursight Capital Automobile Receivables Trust (FCRT)(b)
2017-1 CL B — 3.05% 12/15/22	826,730	830,885
2020-1 CL A2 — 1.97% 9/15/23	2,121,082	2,141,609
GLS Auto Receivables Trust (GCAR)(b)
2018-1A CL A — 2.82% 7/15/22	542,954	544,221
2018-3A CL A — 3.35% 8/15/22	87,184	87,380
2019-2A CL A — 3.06% 4/17/23	634,877	640,998
2019-3A CL A — 2.58% 7/17/23	992,842	1,003,828
2020-3A CL A — 0.69% 10/16/23	945,917	946,494
2019-4A CL A — 2.47% 11/15/23	1,909,169	1,934,642
2020-1A CL A — 2.17% 2/15/24	2,950,921	2,985,901
2020-2A CL A — 1.58% 8/15/24	2,615,704	2,641,599
2020-3A CL B — 1.38% 8/15/24	1,000,000	1,005,179
2020-2A CL B — 3.16% 6/16/25	250,000	261,499
OneMain Direct Auto Receivables Trust (ODART)(b)
2017-2A CL C — 2.82% 7/15/24	684,752	685,342
2017-2A CL D — 3.42% 10/15/24	500,000	500,548
Santander Drive Auto Receivables Trust (SDART)
2020-1 CL A2A — 2.07% 1/17/23	1,689,629	1,701,507
Securitized Term Auto Receivables Trust (SSTRT)(b) (c)
2019-CRTA CL B — 2.453% 3/25/26	1,322,531	1,347,355
2019-CRTA CL C — 2.849% 3/25/26	991,898	1,013,543
United Auto Credit Securitization Trust (UACST)(b)
2020-1 CL A — 0.85% 5/10/22	1,400,341	1,401,410
Westlake Automobile Receivables Trust (WLAKE)(b)
2020-2A CL A2A — 0.93% 2/15/24	4,000,000	4,016,711

The accompanying notes form an integral part of these financial statements.

48 Q3 2020 Semi-Annual Report
SHORT DURATION INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2020

	$ Principal
	Amount	$ Value

World Omni Select Auto Trust (WOSAT)
2019-A CL A2A — 2.06% 8/15/23	2,106,786	2,124,101
		69,971,858
Collateralized Loan Obligations
Cerberus Loan Funding XXVIII LP (CERB)(b) (c)
2020-1A CL A — 1.85% 10/15/31
Floating Rate (Qtrly LIBOR + 185)	5,500,000	5,500,000
Lake Shore MM III LLC (LSHR)(b)
2020-1A CL A — 2.3% 10/15/29
Floating Rate (Qtrly LIBOR + 230)	3,000,000	3,000,000
		8,500,000
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)(b)
2020-A CL A — 2.1% 2/18/25	6,750,000	6,766,176
Avant Loans Funding Trust (AVNT)(b)
2019-B CL A — 2.72% 10/15/26	437,913	439,696
Conn Funding II, LP (CONN)(b)
2018-A CL A — 3.25% 1/15/23	32,377	32,388
2019-A CL A — 3.4% 10/16/23	148,113	148,444
2019-B CL A — 2.66% 6/17/24	370,488	370,456
Foundation Finance Trust (FFIN)(b)
2019-1A CL A — 3.86% 11/15/34	2,445,634	2,524,333
Freedom Financial (FREED)(b)
2019-1 CL A — 3.42% 6/18/26	79,121	79,264
2020-FP1 CL A — 2.52% 3/18/27	1,545,323	1,546,344
2020-3FP CL A — 2.4% 9/20/27	856,456	858,534
Marlette Funding Trust (MFT)(b)
2018-1A CL C — 3.69% 3/15/28	979,674	982,628
2018-4A CL A — 3.71% 12/15/28	403,747	406,552
2019-1A CL A — 3.44% 4/16/29	411,970	416,207
2019-2A CL A — 3.13% 7/16/29	885,810	895,446
2019-3A CL A — 2.69% 9/17/29	1,704,437	1,720,776
2019-4A CL A — 2.39% 12/17/29	1,924,464	1,943,489
2020-1A CL A — 2.24% 3/15/30	1,149,103	1,158,200
2020-2A CL A — 1.02% 9/16/30	2,349,898	2,354,563
OneMain Financial Issuance Trust (OMFIT)(b)
2018-1A CL A — 3.3% 3/14/29	12,115,000	12,445,755
2018-1A CL B — 3.61% 3/14/29	1,500,000	1,548,963
2017-1A CL A1 — 2.37% 9/14/32	2,603,734	2,609,091
Prosper Marketplace Issuance Trust (PMIT)(b)
2019-1A CL A — 3.54% 4/15/25	9,384	9,389
2019-1A CL B — 4.03% 4/15/25	4,000,000	4,007,070
2019-3A CL A — 3.19% 7/15/25	989,184	993,734
2019-2A CL A — 3.2% 9/15/25	67,674	67,764
SoFi Consumer Loan Program LLC (SCLP)(b)
2017-1 CL A — 3.28% 1/26/26	21,855	21,894
2018-4 CL C — 4.17% 11/26/27	3,450,000	3,535,933
2019-2 CL A — 3.01% 4/25/28	822,276	832,663
2019-3 CL A — 2.9% 5/25/28	2,493,872	2,523,380
2019-4 CL A — 2.45% 8/25/28	1,218,328	1,232,787
2020-1 CL A — 2.02% 1/25/29	1,403,339	1,418,714
Upgrade Receivables Trust (UPGR)(b)
2019-1A CL B — 4.09% 3/15/25	4,940,258	4,952,601
2019-2A CL B — 3.51% 10/15/25	7,000,000	7,050,863
Upstart Securitization Trust (UPST)(b)
2017-1 CL C — 6.35% 6/20/24	1,002,461	1,002,461
2017-2 CL C — 5.59% 3/20/25	1,567,589	1,584,031
2018-1 CL C — 4.997% 8/20/25	171,126	171,128
2018-2 CL C — 5.494% 12/22/25	2,582,193	2,616,572
2019-1 CL B — 4.19% 4/20/26	4,878,284	4,893,395
2019-2 CL B — 3.734% 9/20/29	1,250,000	1,246,267
2019-3 CL A — 2.684% 1/21/30	2,965,318	2,990,906
2020-1 CL A — 2.322% 4/22/30	3,724,816	3,753,053
		84,151,910

	$ Principal
	Amount	$ Value

Equipment
Amur Equipment Finance Receivables VIII LLC (AXIS)(b)
2020-1A CL A2 — 1.68% 8/20/25	1,400,000	1,410,091
Ascentium Equipment Receivables Trust (ACER)(b)
2017-1A CL D — 3.8% 1/10/24	490,000	497,476
BCC Funding XVI LLC (BCCFC)(b)
2019-1A CL A2 — 2.46% 8/20/24	4,052,310	4,096,929
Commercial Credit Group Receivables Trust (CCG)(b)
2019-1 CL B — 3.22% 9/14/26	250,000	260,591
2019-2 CL A2 — 2.11% 3/15/27	2,162,389	2,196,149
Dell Equipment Finance Trust (DEFT)(b)
2019-1 CL C — 3.14% 3/22/24	2,750,000	2,824,945
Great America Leasing Receivables Trust (GALC)(b)
2020-1 CL A2 — 1.76% 6/15/22	7,500,000	7,566,365
Hewlett-Packard Financial Services Equipment Trust (HPEFS)(b)
2019-1A CL A2 — 2.19% 9/20/29	622,600	626,983
2019-1A CL D — 2.72% 9/20/29	1,000,000	1,022,542
2020-1A CL A2 — 1.73% 2/20/30	1,750,000	1,767,262
2020-1A CL A3 — 1.76% 2/20/30	3,500,000	3,562,222
MMAF Equipment Finance LLC (MMAF)(b)
2016-AA CL A4 — 1.76% 1/17/23	1,160,912	1,166,263
Octane Receivables Trust (OCTL)(b)
2019-1A CL A — 3.16% 9/20/23	2,828,633	2,823,024
2020-1A CL A — 1.71% 2/20/25	7,500,000	7,499,333
Pawnee Equipment Receivables LLC (PWNE)(b)
2019-1 CL A2 — 2.29% 10/15/24	8,445,105	8,535,008
2020-1 CL A — 1.37% 11/17/25	4,250,000	4,243,027
		50,098,210
Fleet Lease
ARI Fleet Lease Trust (ARIFL)(b)
2018-B CL A2 — 3.22% 8/16/27	462,537	467,750
2019-A CL A2A — 2.41% 11/15/27	666,989	676,799
2020-A CL A2 — 1.77% 8/15/28	1,750,000	1,769,121
Chesapeake Funding II LLC (CFII)(b)
2017-2A CL D – 3.71% 5/15/29	1,670,000	1,680,895
2017-3A CL D – 3.38% 8/15/29	385,000	388,359
Enterprise Fleet Financing LLC (EFF)(b)
2017-2 CL A3 — 2.22% 1/20/23	561,445	565,049
2019-2 CL A2 — 2.29% 2/20/25	2,151,851	2,190,559
2020-1 CL A2 — 1.78% 12/22/25	3,500,000	3,557,271
Hertz Fleet Lease Funding LP (HFLF)(b)
2018-1 CL A1 — 0.6555% 5/10/32
Floating Rate (Mthly LIBOR + 50)	1,891,447	1,885,329
2018-1 CL A2 — 3.23% 5/10/32	898,437	902,778
		14,083,910
Small Business
Bankers Healthcare Group Securitization Trust (BHG)(b)
2020-A CL A — 2.56% 9/17/31	6,053,153	6,059,785
Small Business Lending Trust (SBIZ)(b)
2020-A CL A — 2.62% 12/15/26	1,499,389	1,489,380
		7,549,165
Student Loan
Social Professional Loan Program LLC (SOFI)(b)
2018-A CL A2A — 2.39% 2/25/42	14,568	14,578
2019-B CL A1FX — 2.78% 8/17/48	1,273,470	1,280,847
		1,295,425
Timeshare
Hilton Grand Vacations Trust (HGVT)(b)
2020-AA CL A — 2.74% 2/25/39	455,493	471,677

The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 49

	$ Principal
	Amount	$ Value

Sierra Timeshare Receivables Funding LLC (SRFC)(b)
2019-2A CL A — 2.59% 5/20/36	1,112,186	1,144,633
2019-2A CL B — 2.82% 5/20/36	139,023	141,099
2020-2A CL A — 1.33% 7/20/37	1,901,538	1,906,041
		3,663,450

Total Asset-Backed Securities (Cost $237,312,571)		239,313,928

Commercial Mortgage-Backed Securities – 6.3%

BXMT Ltd. (BXMT)(b) (c)
2017-FL1 CL A — 1.0205% 6/15/35
Floating Rate (Mthly LIBOR + 87)	230,144	229,868
Exantas Capital Corp. Ltd. (XAN)(b) (c)
2019-RS07 CL A — 1.1505% 4/15/36
Floating Rate (Mthly LIBOR + 100)	6,278,331	6,133,000
GPMT Ltd. (GPMT)(b) (c)
2018-FL1 CL C — 2.30625% 11/19/35
Floating Rate (Mthly LIBOR + 215)	7,300,000	6,980,990
2018-FL1 CL D — 3.10625% 11/21/35
Floating Rate (Mthly LIBOR + 295)	4,500,000	4,175,563
Hilton USA Trust (HILT)(b)
2016-SFP CL E — 5.519097% 11/05/35	4,300,000	4,288,152
PFP Ltd. (PFP)(b) (c)
2019-5 CL B — 1.80213% 4/14/36
Floating Rate (Mthly LIBOR + 165)	2,500,000	2,432,065
2019-5 CL C — 2.15213% 4/14/36
Floating Rate (Mthly LIBOR + 200)	500,000	482,516
ReadyCap Commercial Mortgage Trust (RCMT)(b)
2020-FL4 CL A — 2.29813% 2/25/35
Floating Rate (Mthly LIBOR + 215)	4,000,000	4,005,000
2018-FL2 CL C — 2.04813% 6/25/35
Floating Rate (Mthly LIBOR + 190)	750,000	731,071
2018-FL2 CL D — 2.84813% 6/25/35
Floating Rate (Mthly LIBOR + 270)	10,200,000	9,410,422
RETL (RETL)(b)
2019-RVP CL C — 2.25238% 3/15/36
Floating Rate (Mthly LIBOR + 210)	2,750,000	2,535,522
VMC Finance LLC (VMC)(b)
2018-FL2 CL C — 2.1005% 10/15/35
Floating Rate (Mthly LIBOR + 195)	4,200,000	4,013,720

Total Commercial Mortgage-Backed Securities (Cost $47,042,400)		45,417,889

Mortgage-Backed Securities – 21.5%

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 3/15/25	761,702	797,506
4107 CL LW — 1.75% 8/15/27	3,920,500	3,988,464
4281 CL AG — 2.5% 12/15/28	549,972	559,543
4107 CL LA — 2.5% 5/15/31	6,957,610	7,154,538
3003 CL LD — 5.0% 12/15/34	735,575	854,373
2952 CL PA — 5.0% 2/15/35	353,524	388,671
3620 CL PA — 4.5% 12/15/39	711,970	776,712
3842 CL PH — 4.0% 4/15/41	811,002	888,880
		15,408,687
Pass-Through Securities
G18190 — 5.5% 6/01/22	4,814	4,966
G13300 — 4.5% 5/01/23	42,205	44,627
G18296 — 4.5% 2/01/24	114,183	120,135
G18306 — 4.5% 4/01/24	247,100	260,621

	$ Principal
	Amount	$ Value

G13517 — 4.0% 5/01/24	179,476	190,297
G18308 — 4.0% 5/01/24	260,892	276,677
E02804 — 3.0% 12/01/25	1,281,861	1,347,711
J13949 — 3.5% 12/01/25	1,935,219	2,049,877
J14649 — 3.5% 4/01/26	1,458,590	1,543,787
E02948 — 3.5% 7/01/26	3,484,389	3,690,530
J16663 — 3.5% 9/01/26	3,307,338	3,503,750
E03033 — 3.0% 2/01/27	1,949,559	2,050,502
ZS8692 — 2.5% 4/01/33	1,643,834	1,718,646
G01818 — 5.0% 5/01/35	930,991	1,071,563
		17,873,689
		33,282,376

Federal National Mortgage Association

Collateralized Mortgage Obligations
2010-145 CL PA — 4.0% 10/25/24	40,925	41,059
2010-54 CL WA — 3.75% 6/25/25	283,087	290,496
		331,555
Pass-Through Securities
888595 — 5.0% 1/01/22	11,535	12,155
888439 — 5.5% 6/01/22	17,728	18,075
AR8198 — 2.5% 3/01/23	1,420,749	1,483,775
MA1502 — 2.5% 7/01/23	1,259,125	1,314,983
995960 — 5.0% 12/01/23	86,029	90,656
AD0629 — 5.0% 2/01/24	89,099	93,890
930667 — 4.5% 3/01/24	213,080	226,539
890112 — 4.0% 4/01/24	157,173	166,623
995693 — 4.5% 4/01/24	203,847	214,989
AA4315 — 4.0% 4/01/24	337,190	357,542
AA5510 — 4.0% 4/01/24	80,659	85,509
MA0043 — 4.0% 4/01/24	123,389	130,811
995692 — 4.5% 5/01/24	194,292	204,650
995755 — 4.5% 5/01/24	294,829	311,139
931739 — 4.0% 8/01/24	97,391	103,300
AD7073 — 4.0% 6/01/25	310,968	329,826
AE0031 — 5.0% 6/01/25	216,043	227,936
AL0471 — 5.5% 7/01/25	500,876	527,163
310139 — 3.5% 11/01/25	2,228,855	2,357,641
AB1769 — 3.0% 11/01/25	1,035,304	1,099,314
AH3429 — 3.5% 1/01/26	5,834,236	6,177,103
AB2251 — 3.0% 2/01/26	1,330,315	1,419,999
AB3902 — 3.0% 11/01/26	948,644	996,954
AB4482 — 3.0% 2/01/27	2,224,509	2,337,395
AK3264 — 3.0% 2/01/27	2,403,281	2,525,513
AL1366 — 2.5% 2/01/27	1,779,441	1,862,593
AB6291 — 3.0% 9/01/27	964,845	1,012,439
MA3189 — 2.5% 11/01/27	1,686,414	1,761,226
MA3791 — 2.5% 9/01/29	3,510,905	3,671,713
BM5708 — 3.0% 12/01/29	2,359,494	2,476,779
MA0587 — 4.0% 12/01/30	2,753,286	2,962,025
BA4767 — 2.5% 1/01/31	1,864,697	1,948,379
AS7698 — 2.5% 8/01/31	1,853,487	1,958,894
AS7701 — 2.5% 8/01/31	2,520,314	2,707,465
555531 — 5.5% 6/01/33	1,891,765	2,221,290
MA3540 — 3.5% 12/01/33	2,326,037	2,459,344
725232 — 5.0% 3/01/34	172,035	197,756
995112 — 5.5% 7/01/36	829,923	977,578
		49,030,961
		49,362,516

The accompanying notes form an integral part of these financial statements.

50 Q3 2020 Semi-Annual Report
SHORT DURATION INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2020

	$ Principal
Government National Mortgage Association	Amount	$ Value

Pass-Through Securities
G2 5255 — 3.0% 12/20/26	4,207,042	4,412,876

Non-Government Agency

Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)(b) (f)
2019-3 CL A1 — 2.724% 11/25/59	3,287,650	3,376,809
Citigroup Mortgage Loan Trust, Inc. (CMLTI)(b) (e)
2014-A CL A — 4.0% 1/25/35	744,610	787,326
COLT Funding LLC (COLT)(b) (e)
2019-4 CL A1 — 2.579% 11/25/49	3,157,224	3,202,410
Deephaven Residential Mortgage Trust (DRMT)(b) (e)
2018-4A CL A1 — 4.08% 10/25/58	1,981,497	1,999,726
2019-3A CL A1 — 2.964% 7/25/59	2,635,487	2,678,997
2019-4A CL A1 — 2.791% 10/25/59	1,067,695	1,085,428
Flagstar Mortgage Trust (FSMT)(b) (e)
2017-1 CL 2A2 — 3.0% 3/25/47	1,776,103	1,853,229
Goldman Sachs Mortgage-Backed Securities Trust (GSMBS)(b) (e)
2020-NQM1 CL A1 — 1.382% 9/27/60	1,932,630	1,941,698
J.P. Morgan Wealth Management Mortgage Trust (JPMWM)(b) (e)
2020-ATR1 CL A4 — 3.0% 2/25/50	8,326,498	8,562,557
J.P. Morgan Mortgage Trust (JPMMT)(b) (e)
2014-2 CL 2A2 — 3.5% 6/25/29	1,791,230	1,835,059
2014-5 CL A1 — 2.94552% 10/25/29	3,970,287	4,134,603
2016-3 CL 2A1 — 3.0% 10/25/46	3,465,859	3,525,043
2017-3 CL 2A2 — 2.5% 8/25/47	6,909,264	7,099,418
2018-6 CL 2A2 — 3.0% 12/25/48	2,375,561	2,478,465
2020-7 CL A4 — 3.0% 1/25/51	1,500,000	1,541,484
Sequoia Mortgage Trust (SEMT)(e)
2012-4 CL A1 — 3.5% 9/25/42	1,155,802	1,177,103
2013-4 CL A3 — 1.55% 4/25/43	3,040,751	3,047,753
2017-CH1 CL A11 — 3.5% 8/25/47(b)	814,737	821,007
2018-CH2 CL A12 — 4.0% 6/25/48(b)	1,770,151	1,781,549
2018-CH4 CL A10 — 4.5% 10/25/48(b)	1,863,178	1,875,950
2019-CH2 CL A1 — 4.5% 8/25/49(b)	769,290	794,338
2019-CH3 CL A10 — 4.0% 9/25/49(b)	2,013,091	2,060,771
2019-4 CL A4 — 3.5% 11/25/49(b)	1,759,889	1,802,565
2019-5 CL A4 — 3.5% 12/25/49(b)	2,540,697	2,585,742
2020-1 CL A4 — 3.5% 2/25/50(b)	610,370	620,122
2020-2 CL A4 — 3.5% 3/25/50(b)	2,213,007	2,282,929
2020-3 CL A4 — 3.0% 4/25/50(b)	2,384,371	2,469,985

		67,422,066

Total Mortgage-Backed Securities (Cost $148,949,855)		154,479,834

Taxable Municipal Bonds – 0.1%	$ Principal
	Amount
	or Shares	$ Value
Kansas Development Finance Authority Revenue, Series 2015H
2.927% 4/15/21 (Cost $750,000)	750,000	760,058

U.S. Treasury – 17.3%

U.S. Treasury Notes
1.125% 2/28/21	10,000,000	10,039,479
2.25% 3/31/21	12,000,000	12,126,696
1.375% 4/30/21	10,000,000	10,072,851
2.625% 6/15/21	10,000,000	10,175,325
1.125% 7/31/21	15,000,000	15,120,786
2.0% 7/31/22	17,000,000	17,579,727
2.0% 2/15/23	7,000,000	7,307,344
1.5% 2/28/23(g)	25,000,000	25,818,359
2.0% 5/31/24	15,000,000	15,989,062
Total U.S. Treasury (Cost $120,606,420)		124,229,629

Common Stocks – 0.4%

Redwood Trust, Inc. (Cost $4,158,141)	410,000	3,083,200

Cash Equivalents – 1.9%

State Street Institutional U.S. Government Money
Market Fund – Premier Class 0.03%(a)	13,440,400	13,440,400

Total Cash Equivalents (Cost $13,440,400)		13,440,400

Total Investments in Securities (Cost $714,389,599)		724,996,450

Other Liabilities in Excess of Other Assets – (0.9%)		(6,614,791)

Net Assets – 100%		718,381,659

Net Asset Value Per Share – Investor Class		12.34

Net Asset Value Per Share – Institutional Class		12.36

(a)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Foreign domiciled entity
(d)	Annual sinking fund
(e)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(f)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at September 30, 2020.
(g)	Security designated to cover unsettled bond purchases.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 51
ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
September 30, 2020

Corporate Bonds – 1.6%
	$ Principal
	Amount	$ Value

Berkshire Hathaway Inc. 2.2% 3/15/21	500,000	503,619
Enterprise Products Partners LP 2.8% 2/15/21	200,000	201,806
WM. Wrigley Jr. Co. 3.375% 10/21/20(b)	700,000	701,070
Total Corporate Bonds (Cost $1,399,312)		1,406,495

Asset-Backed Securities – 13.5%

Automobile
American Credit Acceptance Receivables Trust (ACAR)(b)
2020-1 CL A — 1.89% 4/13/23	284,470	286,099
2020-3 CL A — 0.62% 10/13/23	470,722	470,931
Carvana Auto Receivables Trust (CRVNA)(b)
2019-2A CL B — 2.74% 12/15/23	350,000	356,988
Drive Auto Receivables Trust (DRIVE)
2018-2 CL C — 3.63% 8/15/24	196,238	197,150
DT Auto Owner Trust (DTAOT)(b)
2016-4A CL D — 3.77% 10/17/22	5,195	5,203
2019-4A CL A — 2.17% 5/15/23	231,740	233,218
2020-3A CL A — 0.54% 4/15/24	250,000	250,077
Exeter Automobile Receivables Trust (EART)(b)
2020-1A CL A — 2.05% 6/15/23	243,236	244,953
First Investors Auto Owners Trust (FIAOT)(b)
2017-1A CL D — 3.6% 4/17/23	317,000	322,325
GLS Auto Receivables Trust (GCAR)(b)
2018-1A CL A — 2.82% 7/15/22	320,325	321,073
2019-3A CL A — 2.58% 7/17/23	99,284	100,383
Santander Drive Auto Receivables Trust (SDART)
2020-1 CL A2A — 2.07% 1/17/23	211,204	212,688
United Auto Credit Securitization Trust (UACST)(b)
2020-1 CL A — 0.85% 5/10/22	175,043	175,176
Westlake Automobile Receivables Trust (WLAKE)(b)
2020-2A CL A2A — 0.93% 2/15/24	750,000	753,133
		3,929,397
Consumer & Specialty Finance
Freedom Financial (FREED)(b)
2019-1 CL A — 3.42% 6/18/26	26,374	26,421
Marlette Funding Trust (MFT)(b)
2018-2A CL B — 3.61% 7/17/28	111,916	112,129
2019-2A CL A — 3.13% 7/16/29	177,162	179,089
2020-2A CL A — 1.02% 9/16/30	469,980	470,913
OneMain Financial Issuance Trust (OMFIT)(b)
2018-1A CL A — 3.3% 3/14/29	750,000	770,476
2017-1A CL A1 — 2.37% 9/14/32	236,703	237,190
Prosper Marketplace Issuance Trust (PMIT)(b)
2019-3A CL A — 3.19% 7/15/25	27,070	27,106
2019-2A CL A — 3.2% 9/15/25	116,375	116,910
Upstart Securitization Trust (UPST)(b)
2019-1 CL B — 4.19% 4/20/26	259,483	260,287
2019-2 CL A — 2.897% 9/20/29	642,164	647,566
		2,848,087
Equipment
Ascentium Equipment Receivables Trust (ACER)(b)
2017-1A CL B — 2.85% 10/10/21	425,000	429,468
Dell Equipment Finance Trust (DEFT)(b)
2020-2 CL A2 — 0.47% 10/24/22	400,000	402,561
Great America Leasing Receivables Trust (GALC)(b)
2020-1 CL A2 — 1.76% 6/15/22	737,000	743,521
MMAF Equipment Finance LLC (MMAF)(b)
2016-AA CL A4 — 1.76% 1/17/23	501,450	503,761
Stonebriar Commercial Finance Equipment Leasing LLC (SCFET)(b)
2020-1A CL A2 — 0.68% 10/20/25	500,000	500,618
		2,579,929

	$ Principal
	Amount
	or Shares	$ Value

Fleet Lease
ARI Fleet Lease Trust (ARIFL)(b)
2018-A CL A2 — 2.55% 10/15/26	188,210	188,801
2019-A CL A2A — 2.41% 11/15/27	511,359	518,880
2020-A CL A2 — 1.77% 8/15/28	1,075,000	1,086,746
		1,794,427
Mobile
Verizon Owner Trust (VZOT)(b)
2018-1A CL A1A — 2.82% 9/20/22	291,380	293,527

Student Loan
Social Professional Loan Program LLC (SOFI)(b)
2018-A CL A2A — 2.39% 2/25/42	4,633	4,636
Total Asset-Backed Securities (Cost $11,392,431)		11,450,003

U.S. Treasury – 81.1%

U.S. Treasury Notes
1.625% 10/15/20	17,000,000	17,009,977
1.75% 11/15/20	3,000,000	3,006,050
1.625% 11/30/20	17,300,000	17,343,228
2.75% 11/30/20	9,800,000	9,842,552
2.0% 1/15/21	5,000,000	5,026,708
2.375% 3/15/21	9,000,000	9,090,414
1.125% 8/31/21	7,500,000	7,566,315
Total U.S. Treasury (Cost $68,861,693)		68,885,244

Cash Equivalents – 3.5%

State Street Institutional U.S. Government Money
Market Fund – Premier Class 0.03%(a)	2,962,957	2,962,957

Total Cash Equivalents (Cost $2,962,957)		2,962,957

Total Investments in Securities (Cost $84,616,393)		84,704,699

Other Assets Less Other Liabilities – 0.3%		276,769

Net Assets – 100%		84,981,468

Net Asset Value Per Share		10.01

(a)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally, to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

52 Q3 2020 Semi-Annual Report
VALUE FUND
Schedule of Investments September 30, 2020

Common Stocks – 96.6%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	12.0
Visa Inc. – Class A		170,000	33,994,900
Mastercard Inc. – Class A		100,000	33,817,000
Fidelity National Information Services, Inc.		200,000	29,442,000

Application Software	3.7
salesforce.com, inc.*		120,000	30,158,400

Systems Software	3.7
Oracle Corp.		500,000	29,850,000

Semiconductors	3.6
Analog Devices, Inc.		250,000	29,185,000

IT Consulting & Other Services	2.6
Accenture plc – Class A(c)		95,000	21,469,050
	25.6		207,916,350
Communication Services

Cable & Satellite	10.9
Liberty Broadband Corp. – Series C*		280,000	40,003,600
Comcast Corp. – Class A		550,000	25,443,000
Liberty SiriusXM Group – Series C*		700,000	23,156,000

Interactive Media & Services	9.2
Alphabet, Inc. – Class C*		30,000	44,088,000
Facebook, Inc. – Class A*		117,000	30,642,300
	20.1		163,332,900
Financials

Multi-Sector Holdings	5.6
Berkshire Hathaway Inc. – Class B*		215,000	45,782,100

Insurance Brokers	4.1
Aon plc – Class A(c)		160,000	33,008,000

Investment Banking & Brokerage	3.8
The Charles Schwab Corp.		850,000	30,795,500

Diversified Banks	2.8
JPMorgan Chase & Co.		240,000	23,104,800

Financial Exchanges & Data	2.8
S&P Global Inc.		62,500	22,537,500
	19.1		155,227,900
Health Care

Health Care Equipment	4.6
Danaher Corp.		175,000	37,682,750

Life Sciences Tools & Services	4.6
Thermo Fisher Scientific Inc.		85,000	37,529,200

Health Care Services	3.8
Laboratory Corp. of America Holdings*		165,000	31,064,550
	13.0		106,276,500

		$ Principal
% of Net		Amount
Materials	Assets	Shares	$ Value
Construction Materials	4.0
Vulcan Materials Co.		240,000	32,529,600
Industrial Gases	2.8
Linde plc(c)		95,000	22,622,350
	6.8		55,151,950
Consumer Discretionary
Internet & Direct Marketing Retail	3.3
Amazon.com, Inc.*		8,500	26,764,205
Automotive Retail	2.7
CarMax, Inc.*		235,000	21,598,850
	6.0		48,363,055
Industrials
Research & Consulting Services	3.6
CoStar Group, Inc.*		35,000	29,697,850
Consumer Staples
Distillers & Vintners	2.4
Diageo plc – Sponsored ADR(c)		140,000	19,272,400
Total Common Stocks (Cost $421,946,456)			785,238,905

Cash Equivalents – 3.4%
U.S. Treasury Bill 0.09% 11/17/20(a)		20,000,000	19,997,781
State Street Institutional U.S. Government Money
Market Fund – Premier Class 0.03%(b)		7,775,127	7,775,127
Total Cash Equivalents (Cost $27,772,869)			27,772,908
Total Investments in Securities (Cost $449,719,325)			813,011,813
Other Assets Less Other Liabilities – 0.0%			219,554
Net Assets – 100%			813,231,367
Net Asset Value Per Share – Investor Class			49.03
Net Asset Value Per Share – Institutional Class			49.83

*	Non-income producing
(a)	Interest rate presented represents the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2020.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 53
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54 Q3 2020 Semi-Annual Report
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020
(In U.S.
dollars,				Nebraska			Short
except		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
share data)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value

Assets:
Investments in securities at value(a):
Unaffiliated issuers	187,559,184	124,139,742	174,894,013	35,181,911	519,820,668	443,315,945	724,996,450	84,704,699	813,011,813
Non-controlled affiliates	—	—	—	—	34,692,200	—	—	—	—
	187,559,184	124,139,742	174,894,013	35,181,911	554,512,868	443,315,945	724,996,450	84,704,699	813,011,813
Accrued interest and dividends receivable	406,841	780,597	80	315,758	299	187	2,432,593	392,193	326,416
Due from broker	—	—	—	—	93,086,582	—	—	—	—
Receivable for securities sold	—	—	—	—	—	—	7,064,978	—	798,353
Receivable for fund shares sold	21,495	358,544	4,346	—	915,215	1,130	512,491	18,306	6,395
Total assets	187,987,520	125,278,883	174,898,439	35,497,669	648,514,964	443,317,262	735,006,512	85,115,198	814,142,977
Liabilities:
Dividends payable on securities sold short	—	—	—	—	298,904	—	—	—	—
Due to adviser	114,380	42,894	158,270	12,655	589,846	362,095	294,020	13,759	686,327
Options written, at value(b)	—	—	—	—	11,000	—	—	—	—
Payable for securities purchased	1,484,807	2,439,889	—	617,267	—	—	15,999,332	—	—
Payable for fund shares redeemed	84,690	26,564	191,224	—	434,258	82,625	331,501	118,991	225,283
Securities sold short(c)	—	—	—	—	92,421,200	—	—	—	—
Other	—	—	—	—	—	—	—	980	—
Total liabilities	1,683,877	2,509,347	349,494	629,922	93,755,208	444,720	16,624,853	133,730	911,610
Net assets	186,303,643	122,769,536	174,548,945	34,867,747	554,759,756	442,872,542	718,381,659	84,981,468	813,231,367
Composition of net assets:
Paid-in capital	153,783,452	116,165,587	105,227,037	33,826,074	287,734,984	251,826,811	706,794,891	84,872,436	394,519,232
Total distributable earnings	32,520,191	6,603,949	69,321,908	1,041,673	267,024,772	191,045,731	11,586,768	109,032	418,712,135
Net assets	186,303,643	122,769,536	174,548,945	34,867,747	554,759,756	442,872,542	718,381,659	84,981,468	813,231,367

Net assets(d):
Investor Class	56,448,841	36,193,588	174,548,945	34,867,747	20,549,166	204,223,913	34,060,325		558,615,039
Institutional Class	129,854,802	86,575,948			534,210,590	238,648,629	684,321,334	84,981,468	254,616,328
Shares outstanding(d) (e):
Investor Class	3,729,010	3,317,162	3,712,788	3,410,520	1,411,476	7,180,094	2,760,293		11,393,951
Institutional Class	8,573,954	7,931,846			34,897,746	8,244,122	55,360,748	8,488,764	5,109,337
Net asset value, offering and redemption price(d):
Investor Class	15.14	10.91	47.01	10.22	14.56	28.44	12.34		49.03
Institutional Class	15.15	10.91			15.31	28.95	12.36	10.01	49.83
(a) Cost of investments in securities:
Unaffiliated issuers	156,185,388	118,295,557	118,199,131	34,015,482	295,163,943	287,918,577	714,389,599	84,616,393	449,719,325
Non-controlled affiliates	—	—	—	—	623,000	—	—	—	—
	156,185,388	118,295,557	118,199,131	34,015,482	295,786,943	287,918,577	714,389,599	84,616,393	449,719,325
(b) Premiums from options written	—	—	—	—	156,008	—	—	—	—
(c) Proceeds from short sales	—	—	—	—	63,225,432	—	—	—	—

(d)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
(e)	Indefinite number of no par value shares authorized
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 55
STATEMENTS OF OPERATIONS
Six months ended September 30, 2020

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value

Investment income:
Dividends	352,260	172,155	987,488	—	2,893,500	986,881	108,650	—	2,567,693
Interest	802,049	2,282,205	5,412	336,686	40,239	12,271	10,558,594	425,447	21,921
Total investment income	1,154,309	2,454,360	992,900	336,686	2,933,739	999,152	10,667,244	425,447	2,589,614
Fees and expenses:
Investment advisory	513,307	226,273	836,921	65,803	2,835,314	1,883,002	1,483,817	117,256	3,252,735
Administrative	110,569	88,514	135,159	37,405	183,784	189,101	231,376	53,978	254,010
Servicing:
Investor Class	45,653	35,107	—	—	25,842	191,540	81,142	—	434,872
Institutional Class	8,879	17,720	—	—	75,456	29,281	342,244	4,983	20,762
Custody and fund accounting	44,201	49,028	35,301	39,989	54,585	38,248	79,979	37,852	58,603
Dividends on securities sold short	—	—	—	—	617,823	—	—	—	—
Interest	—	—	—	—	197,416	—	—	—	—
Professional	20,874	18,464	22,059	13,989	44,420	37,981	49,344	15,929	47,674
Registration	18,500	23,000	11,000	2,550	25,020	23,000	31,750	11,000	26,000
Sub-transfer agent	30,645	23,388	38,474	12,367	44,699	52,184	43,983	16,593	99,701
Trustees	12,207	8,592	13,517	2,510	42,918	33,588	56,989	6,199	58,467
Other	11,967	9,098	21,754	3,639	38,138	42,907	88,530	8,482	78,837
	816,802	499,184	1,114,185	178,252	4,185,415	2,520,832	2,489,154	272,272	4,331,661
Less expenses waived/reimbursed by investment adviser	(206,375)	(257,543)	(152,250)	(104,224)	—	(340,697)	(688,895)	(194,102)	(386,298)
Net expenses	610,427	241,641	961,935	74,028	4,185,415	2,180,135	1,800,259	78,170	3,945,363
Net investment income (loss)	543,882	2,212,719	30,965	262,658	(1,251,676)	(1,180,983)	8,866,985	347,277	(1,355,749)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	607,893	599,675	12,917,718	6,987	17,330,613	37,830,162	950,560	20,764	56,880,662
Non-controlled affiliates	—	—	—	—	21,848,293	—	—	—	—
Options written	—	—	—	—	145,548	—	—	—	—
Securities sold short	—	—	—	—	276,395	—	—	—	—
Net realized gain (loss)	607,893	599,675	12,917,718	6,987	39,600,849	37,830,162	950,560	20,764	56,880,662
Net unrealized appreciation (depreciation):
Unaffiliated issuers	16,383,076	8,512,147	24,839,873	483,324	102,635,900	66,445,766	24,689,591	(135,882)	155,036,460
Non-controlled affiliates	—	—	—	—	(17,092,311)	—	—	—	—
Options written	—	—	—	—	31,605	—	—	—	—
Securities sold short	—	—	—	—	(20,715,963)	—	—	—	—
Net unrealized appreciation (depreciation)	16,383,076	8,512,147	24,839,873	483,324	64,859,231	66,445,766	24,689,591	(135,882) 155,036,460
Net realized and unrealized gain (loss) on investments	16,990,969	9,111,822	37,757,591	490,311	104,460,080	104,275,928	25,640,151	(115,118)	211,917,122
Net increase (decrease) in net assets resulting from operations	17,534,851	11,324,541	37,788,556	752,969	103,208,404	103,094,945	34,507,136	232,159	210,561,373

The accompanying notes form an integral part of these financial statements.

56 Q3 2020 Semi-Annual Report
STATEMENTS OF CHANGES IN NET ASSETS

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income

	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended
(In U.S. dollars)	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	543,882	1,399,438	2,212,719	3,058,655	30,965	(1,210,913)	262,658	419,311
Net realized gain (loss)	607,893	2,687,370	599,675	1,815,193	12,917,718	8,005,140	6,987	2,746
Net unrealized appreciation (depreciation)	16,383,076	(3,832,524)	8,512,147	(3,794,598)	24,839,873	(39,028,846)	483,324	397,121
Net increase (decrease) in net assets resulting from operations	17,534,851	254,284	11,324,541	1,079,250	37,788,556	(32,234,619)	752,969	819,178
Distributions to shareholders(a):
Investor Class	(219,658)	(962,256)	(976,674)	(795,621)	(4,060,104)	(4,410,185)	(280,640)	(422,709)
Institutional Class	(489,468)	(1,704,967)	(2,577,842)	(2,472,797)
Total distributions	(709,126)	(2,667,223)	(3,554,516)	(3,268,418)	(4,060,104)	(4,410,185)	(280,640)	(422,709)
Fund share transactions(a):
Investor Class	3,056,734	6,230,770	8,320,092	7,652,215	(30,147,207)	(3,131,490)	2,930,915	(6,979,787)
Institutional Class	34,148,074	4,024,205	2,630,568	20,058,322
Net increase (decrease) from fund share transactions	37,204,808	10,254,975	10,950,660	27,710,537	(30,147,207)	(3,131,490)	2,930,915	(6,979,787)
Total increase (decrease) in net assets	54,030,533	7,842,036	18,720,685	25,521,369	3,581,245	(39,776,294)	3,403,244	(6,583,318)
Net assets:
Beginning of period	132,273,110	124,431,074	104,048,851	78,527,482	170,967,700	210,743,994	31,464,503	38,047,821
End of period	186,303,643	132,273,110	122,769,536	104,048,851	174,548,945	170,967,700	34,867,747	31,464,503

(a)    Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 57

Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government		Value
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended	Sept. 30, 2020	Year ended
(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020	(Unaudited)	March 31, 2020

(1,251,676)	(4,715,796)	(1,180,983)	(920,105)	8,866,985	19,751,033	347,277	1,625,174	(1,355,749)	(2,126,689)
39,600,849	63,928,674	37,830,162	34,725,781	950,560	2,263,477	20,764	39,926	56,880,662	41,006,763
64,859,231	(88,786,091)	66,445,766	(102,198,646)	24,689,591	(16,698,930)	(135,882)	179,684	155,036,460	(72,902,938)
103,208,404	(29,573,213)	103,094,945	(68,392,970)	34,507,136	5,315,580	232,159	1,844,784	210,561,373	(34,022,864)

(1,053,410)	(1,504,044)	(7,639,882)	(19,224,059)	(707,040)	(1,570,346)			(14,476,516)	(27,497,303)
(28,175,419)	(41,290,214)	(8,904,929)	(23,314,351)	(8,876,042)	(18,386,052)	(350,688)	(1,667,656)	(6,733,123)	(11,915,327)
(29,228,829)	(42,794,258)	(16,544,811)	(42,538,410)	(9,583,082)	(19,956,398)	(350,688)	(1,667,656)	(21,209,639)	(39,412,630)

(1,257,572)	108,957	(18,729,180)	(32,659,494)	(28,786,406)	(8,791,247)			(18,240,327)	(43,700,150)
(78,681,528)	(5,524,434)	(25,066,598)	(44,099,450)	(13,845,994)	(140,176,579)	12,997,579	(25,518,668)	(16,867,960)	7,376,195
(79,939,100)	(5,415,477)	(43,795,778)	(76,758,944)	(42,632,400)	(148,967,826)	12,997,579	(25,518,668)	(35,108,287)	(36,323,955)
(5,959,525)	(77,782,948)	42,754,356	(187,690,324)	(17,708,346)	(163,608,644)	12,879,050	(25,341,540)	154,243,447	(109,759,449)

560,719,281	638,502,229	400,118,186	587,808,510	736,090,005	899,698,649	72,102,418	97,443,958	658,987,920	768,747,369
554,759,756	560,719,281	442,872,542	400,118,186	718,381,659	736,090,005	84,981,468	72,102,418	813,231,367	658,987,920

The accompanying notes form an integral part of these financial statements.

58 Q3 2020 Semi-Annual Report
STATEMENT OF CASH FLOWS
Six months ended September 30, 2020
Partners III Opportunity
(In U.S. dollars)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	103,208,404
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(63,394,808)
Proceeds from sale of investment securities	177,384,086
Proceeds from securities sold short	11,125,420
Short positions covered	(2,117,789)
Sale of short-term investment securities, net	17,890,724
Net unrealized appreciation on investments, options and securities sold short	(64,859,231)
Net realized gain on investments, options and securities sold short	(39,600,849)
Decrease in accrued interest and dividends receivable	455,354
Increase in due from broker	(27,402,186)
Decrease in receivable for securities sold	2,442,507
Increase in receivable for fund shares sold	(823,508)
Decrease in dividends payable on securities sold short	(32,080)
Decrease in due to adviser	(47,980)
Decrease in payable for securities purchased	(5,417,588)
Increase in payable for fund shares redeemed	357,453
Net cash provided by operating activities	109,167,929

Cash flows from financing activities:
Proceeds from sales of fund shares	12,816,793
Payments for redemptions of fund shares	(109,205,097)
Cash distributions to shareholders	(12,779,625)
Net cash used in financing activities	(109,167,929)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	—

Supplemental disclosure of cash flow information:
Cash payments for interest	197,416

Noncash financing activities:
Reinvestment of shareholder distributions	16,449,204

The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 59
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60 Q3 2020 Semi-Annual Report
FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.
		Income (loss) from Investment Operations				Distributions
	Net asset		Net gain (loss)		Dividends
	value,		on securities	Total from	from net	Distributions
Years ended March 31,	beginning	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	of period	income (loss)	and unrealized)	operations	income	realized gains	distributions

Balanced - Investor Class
Six months ended 9/30/2020	13.54	0.04(a)	1.62	1.66	(0.02)	(0.04)	(0.06)
2020	13.76	0.13(a)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
2017	13.24	0.01	0.80	0.81	(0.03)	(0.39)	(0.42)
2016	14.07	0.02	(0.13)	(0.11)	—	(0.72)	(0.72)

Balanced - Institutional Class
Six months ended 9/30/2020	13.55	0.05(a)	1.62	1.67	(0.03)	(0.04)	(0.07)
2020(b)	13.75	0.16(a)	(0.08)	0.08	(0.15)	(0.13)	(0.28)

Core Plus Income - Investor Class
Six months ended 9/30/2020	10.14	0.21(a)	0.89	1.10	(0.19)	(0.14)	(0.33)
2020	10.31	0.30(a)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27(a)	0.21	0.48	(0.26)	—	(0.26)
2018	10.23	0.23(a)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
2017	10.15	0.23(a)	0.21	0.44	(0.23)	(0.13)	(0.36)
2016	10.21	0.22(a)	(0.04)	0.18	(0.22)	(0.02)	(0.24)

Core Plus Income - Institutional Class
Six months ended 9/30/2020	10.15	0.21(a)	0.89	1.10	(0.20)	(0.14)	(0.34)
2020	10.32	0.32(a)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29(a)	0.21	0.50	(0.28)	—	(0.28)
2018	10.23	0.25(a)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
2017	10.15	0.25(a)	0.21	0.46	(0.25)	(0.13)	(0.38)
2016	10.20	0.25(a)	(0.04)	0.21	(0.24)	(0.02)	(0.26)

Hickory
Six months ended 9/30/2020	38.80	—#	9.25	9.25	—	(1.04)	(1.04)
2020	46.86	(0.28)	(6.82)	(7.10)	—	(0.96)	(0.96)
2019	51.58	(0.05)	0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)	5.77	5.52	—	—	—
2016	59.51	(0.30)	(4.79)	(5.09)	—	(6.83)	(6.83)

Nebraska Tax-Free Income
Six months ended 9/30/2020	10.07	0.08	0.16	0.24	(0.09)	—	(0.09)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
2017	10.12	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
2016	10.19	0.18	(0.06)	0.12	(0.19)	—	(0.19)

Partners III Opportunity - Investor Class
Six months ended 9/30/2020	12.84	(0.07)(a)	2.53	2.46	—	(0.74)	(0.74)
2020	14.67	(0.20)(a)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(a)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19)(a)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20)(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)

Partners III Opportunity - Institutional Class
Six months ended 9/30/2020	13.43	(0.03)(a)	2.65	2.62	—	(0.74)	(0.74)
2020	15.21	(0.11)(a)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(a)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12)(a)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13)(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on March 29, 2019
(c)    Included in the expense ratio is 0.07%, 0.00%, 0.00%, 0.00%, 0.08% and 0.27% related to interest expense and 0.22%, 0.29%, 0.40%, 0.47%, 0.54% and 0.50% related to dividend expense on securities sold short for the periods ended September 30, 2020, March 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(d)    Included in the expense ratio is 0.07%, 0.00%, 0.00%, 0.00%, 0.08% and 0.27% related to interest expense and 0.22%, 0.28%, 0.40%, 0.47%, 0.55% and 0.51% related to dividend expense on securities sold short for the periods ended September 30, 2020, March 31, 2020, 2019, 2018, 2017 and 2016, respectively.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 61

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total Return (%)	period ($000)	waivers (%)	waivers (%)	net assets (%)	rate (%)

15.14	12.26†	56,449	1.18*	0.85*	0.58*	13†
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33
14.20	7.06	122,069	1.05	1.00	0.55	40
13.63	6.32	118,189	1.11	1.11	0.10	26
13.24	(0.80)	111,488	1.11	1.11	0.12	35

15.15	12.35†	129,855	0.91*	0.70*	0.71*	13†
13.55	0.45	84,682	1.00	0.70	1.09	32

10.91	10.95†	36,194	1.13*	0.50*	3.85*	22†
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33
10.09	1.20	7,274	1.65	0.60	2.26	43
10.23	4.41	6,522	1.90	0.77	2.26	54
10.15	1.78	4,809	2.35	0.85	2.20	26

10.91	10.89†	86,576	0.79*	0.40*	3.93*	22†
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33
10.10	1.40	31,895	1.09	0.40	2.47	43
10.23	4.61	23,854	1.22	0.57	2.47	54
10.15	2.06	15,108	1.37	0.65	2.39	26

47.01	23.93†	174,549	1.26*	1.09*	0.04*	9†
38.80	(15.67)	170,968	1.28	1.23	(0.53)	30
46.86	2.30	210,744	1.27	1.27	(0.10)	28
51.58	2.15	242,608	1.24	1.24	(0.65)	20
53.11	11.60	272,499	1.25	1.25	(0.44)	7
47.59	(9.04)	298,170	1.24	1.24	(0.50)	27

10.22	2.35†	34,868	1.08*	0.45*	1.60*	7†
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9
9.76	(0.07)	58,604	0.84	0.84	1.41	24
9.90	(0.54)	62,973	0.79	0.79	1.66	29
10.12	1.20	64,134	0.78	0.78	1.82	13

14.56	19.53†	20,549	2.05*(c)	2.05*(c)	(0.99)*	13†
12.84	(6.40)	19,287	2.04(c)	2.04(c)	(1.29)	32
14.67	10.63	21,881	2.13(c)	2.13(c)	(1.23)	38
14.28	1.49	24,808	2.14(c)	2.14(c)	(1.30)	31
14.74	8.94	28,561	2.29(c)	2.29(c)	(1.43)	23
13.73	(9.56)	35,461	2.33(c)	2.33(c)	(1.63)	46

15.31	19.88†	534,211	1.46*(d)	1.46*(d)	(0.42)*	13†
13.43	(5.83)	541,433	1.44(d)	1.44(d)	(0.69)	32
15.21	11.25	616,621	1.56(d)	1.56(d)	(0.66)	38
14.69	2.01	629,034	1.63(d)	1.63(d)	(0.79)	31
15.07	9.52	661,165	1.80(d)	1.80(d)	(0.93)	23
13.96	(9.20)	677,019	1.95(d)	1.95(d)	(1.26)	46

The accompanying notes form an integral part of these financial statements.

62 Q3 2020 Semi-Annual Report
FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
	Net asset		Net gain (loss)		Dividends
	value,		on securities	Total from	from net	Distributions
Years ended March 31,	beginnning	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	of period	income (loss)	and unrealized)	operations	income	realized gains	distributions

Partners Value - Investor Class
Six months ended 9/30/2020	23.32	(0.09)(a)	6.24	6.15	—	(1.03)	(1.03)
2020	29.45	(0.09)(a)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(a)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15)(a)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09)(a)	3.15	3.06	—	—	—
2016	35.05	(0.14)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)

Partners Value - Institutional Class
Six months ended 9/30/2020	23.70	(0.06)(a)	6.34	6.28	—	(1.03)	(1.03)
2020	29.82	(0.01)(a)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(a)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06)(a)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02)(a)	3.18	3.16	—	—	—
2016	35.09	(0.08)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)

Short Duration Income - Investor Class
Six months ended 9/30/2020	11.93	0.15(a)	0.41	0.56	(0.15)	—#	(0.15)
2020	12.17	0.27(a)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26(a)	0.09	0.35	(0.27)	—	(0.27)
2018	12.27	0.23(a)	(0.18)	0.05	(0.23)	—	(0.23)
2017	12.28	0.23(a)	0.04	0.27	(0.24)(d)	(0.04)	(0.28)
2016	12.48	0.22(a)	(0.15)	0.07	(0.23)	(0.04)	(0.27)

Short Duration Income - Institutional Class
Six months ended 9/30/2020	11.95	0.15(a)	0.41	0.56	(0.15)	—#	(0.15)
2020	12.19	0.29(a)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29(a)	0.09	0.38	(0.30)	—	(0.30)
2018	12.29	0.26(a)	(0.18)	0.08	(0.26)	—	(0.26)
2017	12.30	0.26(a)	0.04	0.30	(0.27)(d)	(0.04)	(0.31)
2016	12.50	0.25(a)	(0.15)	0.10	(0.26)	(0.04)	(0.30)

Ultra Short Government
Six months ended 9/30/2020	10.03	0.05	(0.02)	0.03	(0.05)	—#	(0.05)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
2018	10.00	0.09	—#	0.09	(0.09)	—	(0.09)
2017(b)	10.00	0.03	—#	0.03	(0.03)	—	(0.03)
2016(b)	10.00	—#	—#	—#	—#	—#	—#

Value - Investor Class
Six months ended 9/30/2020	37.98	(0.09)(a)	12.40	12.31	—	(1.26)	(1.26)
2020	42.31	(0.15)(a)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(a)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18)(a)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16)(a)	3.93	3.77	—	—	—
2016	46.93	(0.25)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)

Value - Institutional Class
Six months ended 9/30/2020	38.55	(0.05)(a)	12.59	12.54	—	(1.26)	(1.26)
2020	42.82	(0.05)(a)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(a)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09)(a)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08)(a)	3.96	3.88	—	—	—
2016	46.99	(0.17)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)    Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. Per share amounts have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016. In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).
(c)    Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.
(d)    Includes a return of capital distribution of less than $0.01.
The accompanying notes form an integral part of these financial statements.

Q3 2020 Semi-Annual Report 63
			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total Return (%)	period ($000)	waivers (%)	waivers (%)	net assets (%)	rate (%)

28.44	26.60†	204,224	1.23*	1.09*	(0.64)*	4†
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38
31.31	4.28	328,648	1.25	1.25	(0.46)	12
30.72	11.06	429,226	1.27	1.24	(0.33)	16
27.66	(10.61)	531,353	1.26	1.18	(0.45)	31

28.95	26.72†	238,649	1.05*	0.89*	(0.44)*	4†
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38
31.59	4.55	331,474	1.07	0.99	(0.20)	12
30.91	11.39	309,497	1.07	0.99	(0.08)	16
27.75	(10.45)	297,290	1.07	0.99	(0.25)	31

12.34	4.75†	34,060	1.01*	0.55*	2.33*	23†
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23
12.09	0.44	113,238	0.91	0.68	1.93	34
12.27	2.15	94,817	0.93	0.80	1.85	38
12.28	0.58	100,948	0.91	0.85	1.77	23

12.36	4.77†	684,321	0.64*	0.48*	2.40*	23†
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23
12.11	0.63	1,017,962	0.62	0.48	2.12	34
12.29	2.38	1,103,272	0.62	0.58	2.07	38
12.30	0.83	1,155,054	0.62	0.62	2.00	23

10.01	0.26†	84,981	0.70*	0.20*	0.89*	73†
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148
10.00	0.94	104,162	0.60	0.20	0.94	25
10.00	0.25	98,029	0.66	0.14	0.25	—
10.00	0.03	106,689	0.70	0.05	0.03	(c)

49.03	32.76†	558,615	1.17*	1.09*	(0.42)*	7†
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32
42.92	9.23	578,345	1.22	1.22	(0.42)	15
42.20	9.81	638,993	1.24	1.22	(0.42)	24
38.43	(8.05)	738,086	1.23	1.18	(0.59)	47

49.83	32.87†	254,616	1.04*	0.89*	(0.21)*	7†
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32
43.29	9.46	207,059	1.09	0.99	(0.20)	15
42.44	10.06	191,299	1.10	0.99	(0.19)	24
38.56	(7.88)	192,310	1.08	0.99	(0.39)	47

The accompanying notes form an integral part of these financial statements.

64 Q3 2020 Semi-Annual Report
NOTES TO FINANCIAL STATEMENTS
September 30, 2020
(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2020, the Trust had nine series in operation: Balanced Fund, Core Plus Income Fund, Hickory Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (individually, a “Fund”, collectively, the “Funds”).
On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.
Currently, the Balanced, Core Plus Income, Partners III Opportunity, Partners Value, Short Duration Income and Value Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Hickory, Partners III Opportunity, Partners Value and Value Funds (the “Weitz Equity Funds”) is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.
The investment objectives of the Core Plus Income Fund are current income and capital preservation.
The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.
The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.
Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ’40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.
Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.
(2) Significant Accounting Policies
The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:
•     Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•     Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•     Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•     The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•     The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•     Money market funds are valued at the quoted net asset value.
•     The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.
The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

Q3 2020 Semi-Annual Report 65
The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2020, and have determined that no provisions for income taxes are required in the Funds’ financial statements.
(e) Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Nebraska Tax-Free Income and Short Duration Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(3) Fund Share Transactions

	Six months ended September 30, 2020		Year ended March 31, 2020
	Shares	$ Amount	Shares	$ Amount

Balanced - Investor Class
Sales	956,665	13,838,457	1,287,713	18,333,781
Redemptions	(757,268)	(10,996,964)	(912,588)	(13,043,269)
Reinvestment of distributions	14,803	215,241	64,399	940,258
Net increase (decrease)	214,200	3,056,734	439,524	6,230,770

Balanced - Institutional Class
Sales	2,662,788	39,090,598	366,767	5,261,344
Redemptions	(372,453)	(5,431,992)	(206,534)	(2,942,106)
Reinvestment of distributions	33,663	489,468	116,803	1,704,967
Net increase (decrease)	2,323,998	34,148,074	277,036	4,024,205

Core Plus Income - Investor Class
Sales	1,101,550	11,961,102	1,588,065	16,669,695
Redemptions	(430,049)	(4,617,243)	(936,110)	(9,813,102)
Reinvestment of distributions	90,187	976,233	76,532	795,622
Net increase (decrease)	761,688	8,320,092	728,487	7,652,215

66 Q3 2020 Semi-Annual Report
	Six months ended September 30, 2020		Year ended March 31, 2020
	Shares	$ Amount	Shares	$ Amount

Core Plus Income - Institutional Class
Sales	677,488	7,333,984	2,792,619	29,278,210
Redemptions	(684,025)	(7,281,258)	(1,113,942)	(11,667,490)
Reinvestment of distributions	238,250	2,577,842	235,421	2,447,602
Net increase (decrease)	231,713	2,630,568	1,914,098	20,058,322

Hickory
Sales	42,993	1,872,096	628,112	31,374,951
Redemptions	(797,730)	(34,781,227)	(795,574)	(38,508,451)
Reinvestment of distributions	60,688	2,761,924	76,852	4,002,010
Net increase (decrease)	(694,049)	(30,147,207)	(90,610)	(3,131,490)

Nebraska Tax-Free Income
Sales	329,140	3,363,271	192,535	1,944,756
Redemptions	(69,151)	(704,225)	(910,264)	(9,084,753)
Reinvestment of distributions	26,602	271,869	16,038	160,210
Net increase (decrease)	286,591	2,930,915	(701,691)	(6,979,787)

Partners III Opportunity - Investor Class
Sales	156,886	2,224,922	652,358	9,799,849
Redemptions	(323,984)	(4,533,394)	(741,127)	(11,192,844)
Reinvestment of distributions	76,429	1,050,900	98,868	1,501,952
Net increase (decrease)	(90,669)	(1,257,572)	10,099	108,957

Partners III Opportunity- Institutional Class
Sales	721,986	10,591,871	2,760,610	40,113,534
Redemptions	(7,213,887)	(104,671,703)	(5,355,717)	(83,092,780)
Reinvestment of distributions	1,067,104	15,398,304	2,364,636	37,454,812
Net increase (decrease)	(5,424,797)	(78,681,528)	(230,471)	(5,524,434)

Partners Value - Investor Class
Sales	65,085	1,771,352	133,202	3,997,794
Redemptions	(1,024,720)	(27,593,757)	(1,855,096)	(54,544,330)
Reinvestment of distributions	262,033	7,093,225	593,747	17,887,042
Net increase (decrease)	(697,602)	(18,729,180)	(1,128,147)	(32,659,494)

Partners Value - Institutional Class
Sales	47,349	1,275,077	84,582	2,625,636
Redemptions	(1,153,104)	(32,338,345)	(2,366,832)	(64,957,793)
Reinvestment of distributions	217,744	5,996,670	596,465	18,232,707
Net increase (decrease)	(888,011)	(25,066,598)	(1,685,785)	(44,099,450)

Short Duration Income - Investor Class
Sales	223,483	2,747,193	1,198,159	14,684,019
Redemptions	(2,620,491)	(32,236,145)	(2,061,992)	(25,034,666)
Reinvestment of distributions	57,059	702,546	128,225	1,559,400
Net increase (decrease)	(2,339,949)	(28,786,406)	(735,608)	(8,791,247)

Short Duration Income - Institutional Class
Sales	6,623,113	81,591,146	11,407,805	140,106,388
Redemptions	(8,475,070)	(104,047,448)	(24,391,319)	(298,463,116)
Reinvestment of distributions	698,126	8,610,308	1,492,259	18,180,149
Net increase (decrease)	(1,153,831)	(13,845,994)	(11,491,255)	(140,176,579)

Ultra Short Government
Sales	3,952,192	39,604,437	5,221,248	52,278,882
Redemptions	(2,688,494)	(26,940,861)	(7,929,699)	(79,407,885)
Reinvestment of distributions	33,332	334,003	160,823	1,610,335
Net increase (decrease)	1,297,030	12,997,579	(2,547,628)	(25,518,668)

Value - Investor Class
Sales	133,288	6,063,880	553,120	24,812,734
Redemptions	(853,851)	(38,173,875)	(2,130,290)	(94,898,377)
Reinvestment of distributions	312,239	13,869,668	589,299	26,385,493
Net increase (decrease)	(408,324)	(18,240,327)	(987,871)	(43,700,150)

Q3 2020 Semi-Annual Report 67
	Six months ended September 30, 2020		Year ended March 31, 2020
	Shares	$ Amount	Shares	$ Amount

Value - Institutional Class
Sales	189,155	8,679,273	533,699	24,167,638
Redemptions	(674,288)	(31,327,075)	(635,757)	(28,294,845)
Reinvestment of distributions	128,099	5,779,842	253,397	11,503,402
Net increase (decrease)	(357,034)	(16,867,960)	151,339	7,376,195

4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:
Per the most recent prospectus dated July 31, 2020:
	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.60

Core Plus Income	0		0.40

Hickory	0	5,000,000,000	0.85
	5,000,000,000		0.80

Nebraska Tax-Free Income	0		0.40

Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80

Partners Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Short Duration Income	0		0.40

Ultra Short Government	0		0.30

Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Prior to July 31, 2020, the following funds had a different annual investment advisory fee schedule as shown below:
	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.65

Hickory	0	2,500,000,000	1.00
	2,500,000,000	5,000,000,000	0.90
	5,000,000,000		0.80

Partners Value	0	1,000,000,000	0.90
	1,000,000,000	2,000,000,000	0.85
	2,000,000,000	3,000,000,000	0.80
	3,000,000,000	5,000,000,000	0.75
	5,000,000,000		0.70

Value	0	1,000,000,000	0.90
	1,000,000,000	2,000,000,000	0.85
	2,000,000,000	3,000,000,000	0.80
	3,000,000,000	5,000,000,000	0.75
	5,000,000,000		0.70
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
The Adviser pays all direct operating expenses of the Funds and is subsequently reimbursed by the Funds. Any amounts outstanding are included in the amounts shown on the Statements of Assets and Liabilities as “Due to Adviser.” The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser. Through July 31, 2021, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The current expense caps and dollar amount of expenses reimbursed during the six months ended September 30, 2020, are as follows:
			Annual Operating Expense Ratio Cap*
				Nebraska		Short
		Core Plus		Tax-Free	Partners	Duration	Ultra Short
	Balanced	Income	Hickory	Income	Value	Income	Government	Value
Annual Operating Expense Cap(a):
Investor Class	0.85%	0.50%	1.09%	0.45%	1.09%	0.55%		1.09%
Institutional Class	0.70%	0.40%			0.89%	0.48%	0.20%	0.89%
Expenses Reimbursed by the Adviser:
Investor Class	89,213	97,963	152,250	104,224	148,643	129,511		205,409
Institutional Class	117,162	159,580			192,054	559,384	194,102	180,889
(a) Prior to 1/2/2020:
Investor Class	0.85%	0.60%	—	—	1.30%	0.68%		1.30%
Institutional Class	0.70%	0.40%			0.99%	0.48%	0.20%	0.99%

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

68 Q3 2020 Semi-Annual Report
As of September 30, 2020, the controlling shareholder of the Adviser held shares totaling approximately 28%, 44%, 25%, 54%, 43% and 26% of the Balanced, Core Plus Income, Hickory, Nebraska Tax-Free Income, Partners III Opportunity and Ultra Short Government Funds, respectively.
(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):
	Six months		Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
Distributions paid from:	Sept. 30, 2020	March 31, 2020	Sept. 30, 2020	March 31, 2020	Sept. 30, 2020	March 31, 2020	Sept. 30, 2020	March 31, 2020
	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
Ordinary income	347,487	2,042,382	2,693,254	3,138,806	—	—	—	319
Tax-exempt income	—	—	—	—	—	—	280,640	422,390
Long-term capital gains	361,639	624,841	861,262	129,612	4,060,104	4,410,185	—	—
Total distributions	709,126	2,667,223	3,554,516	3,268,418	4,060,104	4,410,185	280,640	422,709

	Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government
Ordinary income	—	—	—	—	9,290,881	19,956,398	350,688	1,667,656
Long-term capital gains	29,228,829	42,794,258	16,544,811	42,538,410	292,201	—	—	—
Total distributions	29,228,829	42,794,258	16,544,811	42,538,410	9,583,082	19,956,398	350,688	1,667,656

	Value
Long-term capital gains	21,209,639	39,412,630
Total distributions	21,209,639	39,412,630

As of September 30, 2020, the components of net assets on a tax basis were as follows (in U.S. dollars):

				Nebraska	Partners III
	Balanced	Core Plus Income	Hickory	Tax-Free Income	Opportunity
Cost of investments	156,185,388	118,351,914	118,199,131	34,015,482	232,450,928

Gross unrealized appreciation	32,902,324	7,934,460	66,654,212	1,176,684	262,887,185
Gross unrealized depreciation	(1,528,528)	(2,146,632)	(9,959,330)	(10,255)	(33,257,445)
Net unrealized appreciation (depreciation)	31,373,796	5,787,828	56,694,882	1,166,429	229,629,740

Undistributed net investment income (loss)	570,403	207,935	(284,259)	—	(2,244,977)
Undistributed tax-exempt income	—	—	—	2,411	—
Undistributed net realized gain (loss)	575,992	608,186	12,911,285	(127,167)	39,640,009
Paid-in capital	153,783,452	116,165,587	105,227,037	33,826,074	287,734,984
Net assets	186,303,643	122,769,536	174,548,945	34,867,747	554,759,756

	Partners	Short Duration	Ultra Short
	Value	Income	Government	Value
Cost of investments	287,918,577	714,389,599	84,616,393	449,719,325

Gross unrealized appreciation	183,036,597	16,312,916	94,144	368,827,836
Gross unrealized depreciation	(27,639,229)	(5,706,065)	(5,838)	(5,535,348)
Net unrealized appreciation (depreciation)	155,397,368	10,606,851	88,306	363,292,488

Undistributed net investment income (loss)	(1,695,295)	251,810	5,531	(1,449,521)
Other temporary differences	—	—	(980)	—
Undistributed net realized gain (loss)	37,343,658	728,107	16,175	56,869,168
Paid-in capital	251,826,811	706,794,891	84,872,436	394,519,232
Net assets	442,872,542	718,381,659	84,981,468	813,231,367

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. As of March 31, 2020, the character of the carryforwards were as follows (in U.S. dollars):
Nebraska Tax-Free
Income
Long term (no expiration)	(134,154)

Q3 2020 Semi-Annual Report 69
(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2020, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):
				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Purchases	24,802,350	25,569,766	14,819,868	3,875,556	65,367,265	16,713,161	161,071,542	9,520,903	53,946,864
Proceeds	11,851,305	22,767,905	49,100,605	2,340,000	188,205,146	80,630,650	194,466,668	7,483,550	111,249,457
(a) Options Written
The locations in the Statements of Assets and Liabilities as of September 30, 2020, of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):
					Average	Gross
			Fair Value of		Month-End	Notional Amount
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Notional Amount	Outstanding
Partners III Opportunity	Call options written	Options written, at value	—	(11,000)	3,100,000	2,000,000

Transactions in derivative instruments during the six months ended September 30, 2020, are recorded in the following locations in the Statements of Operations (in U.S. dollars):
			Realized		Change in
Fund	Type of Derivative	Location	Gain (Loss)	Location	Unrealized Gain (Loss)
Partners III Opportunity	Call options written	Net realized gain (loss) - options written	145,548	Net unrealized appreciation (depreciation) - options written	31,605
(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:
	Number of			Number of				Change in
	Shares Held	Gross	Gross	Shares Held	Value	Dividend	Realized	Unrealized
	March 31, 2020	Additions	Reductions	Sept. 30, 2020	Sept. 30, 2020	Income	Gain (Loss)	Gain (Loss)
Partners III Opportunity:
Intelligent Systems Corp.	1,539,000	—	(649,000)	890,000	$34,692,200	$ —	$21,848,293	$(17,092,311)

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.705% at September 30, 2020). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $93,086,582, with the broker at September 30, 2020.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 88% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
•     Level 1 – quoted prices in active markets for identical securities;
•     Level 2 – other significant observable inputs (including quoted prices for similar securities);
•     Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
•     Equity securities and ETFs. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
•     Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data

70 Q3 2020 Semi-Annual Report
relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•     Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•     U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•     U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•     Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•     Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.
The following is a summary of inputs used, in U.S. dollars, as of September 30, 2020, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.
Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	74,954,882	—	—	74,954,882
Non-Convertible Preferred Stocks	2,955,000	—	—	2,955,000
Corporate Bonds	—	11,032,720	—	11,032,720
Corporate Convertible Bonds	—	1,850,000	—	1,850,000
Asset-Backed Securities	—	12,196,380	—	12,196,380
Commercial Mortgage-Backed
Securities	—	260,334	—	260,334
Mortgage-Backed Securities	—	8,618,450	—	8,618,450
U.S. Treasury	—	50,302,378	—	50,302,378
Cash Equivalents	25,389,040	—	—	25,389,040
Total Investments in Securities	103,298,922	84,260,262	—	187,559,184

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	44,334,810	—	44,334,810
Corporate Convertible Bonds	—	1,876,548	—	1,876,548
Asset-Backed Securities	—	34,533,609	—	34,533,609
Commercial Mortgage-Backed
Securities	—	8,845,113	—	8,845,113
Mortgage-Backed Securities	—	3,271,568	—	3,271,568
Taxable Municipal Bonds	—	401,476	—	401,476
U.S. Treasury	—	18,629,877	—	18,629,877
Common Stocks	992,840	—	—	992,840
Non-Convertible Preferred Stocks	1,999,550	—	—	1,999,550
Cash Equivalents	9,254,351	—	—	9,254,351
Total Investments in Securities	12,246,741	111,893,001	—	124,139,742

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Communication Services	40,350,346	10,431,000	—	50,781,346
Other	106,222,803	6,500,000	—	112,722,803
Non-Convertible Preferred Stocks	3,447,500	—	—	3,447,500
Warrants	—	150,000	—	150,000
Cash Equivalents	7,792,364	—	—	7,792,364
Total Investments in Securities	157,813,013	17,081,000	—	174,894,013

Q3 2020 Semi-Annual Report 71
Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	31,642,194	—	31,642,194
Cash Equivalents	3,539,717	—	—	3,539,717
Total Investments in Securities	3,539,717	31,642,194	—	35,181,911

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	479,620,975	19,500,000	—	499,120,975
Non-Convertible Preferred Stocks	17,237,500	—	—	17,237,500
Warrants	—	450,000	—	450,000
Cash Equivalents	37,704,393	—	—	37,704,393
Total Investments in Securities	534,562,868	19,950,000	—	554,512,868
Liabilities:
Securities Sold Short	(92,421,200)	—	—	(92,421,200)
Options Written	(11,000)	—	—	(11,000)

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	428,357,677	—	—	428,357,677
Cash Equivalents	14,958,269	—	—	14,958,269
Total Investments in Securities	443,315,946	—	—	443,315,946

Short Duration Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	126,571,530	—	126,571,530
Corporate Convertible Bonds	—	17,699,982	—	17,699,982
Asset-Backed Securities	—	239,313,928	—	239,313,928
Commercial Mortgage-Backed
	—	45,417,889	—	45,417,889
Securities
Mortgage-Backed Securities	—	154,479,834	—	154,479,834
Taxable Municipal Bonds	—	760,058	—	760,058
U.S. Treasury	—	124,229,629	—	124,229,629
Common Stocks	3,083,200	—	—	3,083,200
Cash Equivalents	13,440,400	—	—	13,440,400
Total Investments in Securities	16,523,600	708,472,850	—	724,996,450

Ultra Short Government
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	1,406,495	—	1,406,495
Asset-Backed Securities	—	11,450,003	—	11,450,003
U.S. Treasury	—	68,885,244	—	68,885,244
Cash Equivalents	2,962,957	—	—	2,962,957
Total Investments in Securities	2,962,957	81,741,742	—	84,704,699

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	785,238,905	—	—	785,238,905
Cash Equivalents	27,772,908	—	—	27,772,908
Total Investments in Securities	813,011,813	—	—	813,011,813
During the six months ended September 30, 2020, there were no transfers into or out of Level 3.
During the six months ended September 30, 2020, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
As noted in the Value Matters and Fixed Income Insights letters at the beginning of this Report, the COVID-19 pandemic has affected economies worldwide. For the period of time from March 31, 2020 to the date of this Report, none of the Funds have experienced a significant decrease in net asset value or a significant increase in shareholder redemptions as a result of the COVID-19 pandemic.
Management has evaluated the impact of all other subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.
(14) Recent Accounting Pronouncements
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The standard eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2, but public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 securities. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds have adopted the ASU and the ASU does not have a material impact on the financial statements as they do not have any Level 3 securities, nor do they have a history of transfers between levels.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848). The amendments in this Update provide optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting and are effective for all entities as of March 12, 2020 through December 31, 2022. The Funds are in the process of evaluating the securities that reference LIBOR.

72 Q3 2020 Semi-Annual Report
ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/20 –9/30/20” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.
		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/20	Value 9/30/20	Expense Ratio	4/01/20-9/30/20(1)
	Actual	$1,000.00	$1,122.56	0.85%	$4.52
Balanced - Investor Class	Hypothetical(2)	1,000.00	1,020.75	0.85	4.31
	Actual	1,000.00	1,123.55	0.70	3.73
Balanced - Institutional Class	Hypothetical(2)	1,000.00	1,021.50	0.70	3.55
	Actual	1,000.00	1,109.51	0.50	2.64
Core Plus Income - Investor Class	Hypothetical(2)	1,000.00	1,022.50	0.50	2.54
	Actual	1,000.00	1,108.92	0.40	2.11
Core Plus Income - Institutional Class	Hypothetical(2)	1,000.00	1,023.00	0.40	2.03
	Actual	1,000.00	1,239.34	1.09	6.12
Hickory	Hypothetical(2)	1,000.00	1,019.55	1.09	5.52
	Actual	1,000.00	1,023.45	0.45	2.28
Nebraska Tax-Free Income	Hypothetical(2)	1,000.00	1,022.75	0.45	2.28
	Actual	1,000.00	1,195.31	2.05	11.28
Partners III Opportunity - Investor Class	Hypothetical(2)	1,000.00	1,014.75	2.05	10.35
	Actual	1,000.00	1,198.76	1.46	8.05
Partners III Opportunity - Institutional Class	Hypothetical(2)	1,000.00	1,017.70	1.46	7.38
	Actual	1,000.00	1,266.00	1.09	6.19
Partners Value - Investor Class	Hypothetical(2)	1,000.00	1,019.55	1.09	5.52
	Actual	1,000.00	1,267.25	0.89	5.06
Partners Value - Institutional Class	Hypothetical(2)	1,000.00	1,020.55	0.89	4.51
	Actual	1,000.00	1,047.50	0.55	2.82
Short Duration Income - Investor Class	Hypothetical(2)	1,000.00	1,022.25	0.55	2.79
	Actual	1,000.00	1,047.67	0.48	2.46
Short Duration Income - Institutional Class	Hypothetical(2)	1,000.00	1,022.60	0.48	2.43
	Actual	1,000.00	1,002.64	0.20	1.00
Ultra Short Government	Hypothetical(2)	1,000.00	1,024.00	0.20	1.01
	Actual	1,000.00	1,327.56	1.09	6.36
Value - Investor Class	Hypothetical(2)	1,000.00	1,019.55	1.09	5.52
	Actual	1,000.00	1,328.70	0.89	5.20
Value - Institutional Class	Hypothetical(2)	1,000.00	1,020.55	0.89	4.51

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

Q3 2020 Semi-Annual Report 73
OTHER INFORMATION
Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments. com and (ii) on the SEC’s website at sec.gov.
Form N-PORT
The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.
Liquidity Risk Management Program
The Funds have adopted and implemented a Liquidity Risk Management Policy (the “Policy”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended. The Policy seeks to assess and manage each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Funds’ Board of Trustees (“Board”) has appointed Weitz Investment Management, Inc., the Funds’ investment adviser (“Weitz”), to administer the Policy. Weitz has delegated certain day-to-day administration responsibilities to the Liquidity Risk Management Committee (“Committee”), which consists of certain Weitz portfolio management, trading, compliance, and accounting personnel. Weitz also may engage one or more third parties to perform certain functions under the Policy.
The Board met on February 11, 2020 and received a report (the “Liquidity Report”) from Weitz addressing the operation of the Policy and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Policy, including the assessment of the Funds’ liquidity risk, classification of each Fund’s portfolio investments into one of four liquidity categories, 15% limit on the Funds’ holdings of illiquid investments, and HLIM requirements. As reflected in the Liquidity Report, Weitz considers the Policy to be reasonably designed to assess and manage the Funds’ liquidity risk and believes it has been adequately and effectively implemented.
Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”). The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.
The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds during a video conference Board meeting held on May 21, 2020. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. During the meeting the Board discussed the Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.
With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indexes are likely to occur from time to time over various investment cycles.
In addition, the Board compared expenses of each Equity Fund to the expenses of other similar funds, noting that: (i) the total expenses for the Hickory Fund were generally higher than the industry averages for total operating expenses of other funds of similar size and investment objective, (ii) the total expenses for the Institutional Shares of Partners III Opportunity Fund (exclusive of the dividend and interest expense incurred by the Fund) compare favorably with industry averages for total operating expenses of other funds of similar size and investment objective, (iii) the net expenses for the Institutional Shares of Partners Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective and (iv) the net expenses for the Institutional Shares of Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, including the proposed advisory fee reductions for certain of

74 Q3 2020 Semi-Annual Report
the Equity Funds, as discussed below, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase. With respect to Hickory Fund, Partners Value Fund and Value Fund, the Board took into consideration Weitz Inc.’s proposal to reduce the investment advisory fees for each of these three Funds to be effective as of July 31, 2020, and they discussed with the representatives of Weitz Inc. the firm’s reasons for seeking to implement the investment advisory fee reductions at this time. In connection with Weitz Inc.’s proposal to reduce the amount of the investment advisory fee that it receives from each of Hickory Fund, Partners Value Fund and Value Fund, Weitz Inc.’s representatives confirmed to the Board that Weitz Inc. undertakes to not reduce the level or quality of the investment management services that it provides to each of these Funds following the reduction in the amount of the investment advisory fee. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund, the Partners Value Fund and the Hickory Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed matters with respect to the proposed continuation of the Advisory Agreement for the Balanced Fund. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. The Board reviewed the investment advisory fee for the Balanced Fund, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the currently effective investment advisory fee for the Balanced Fund, including the advisory fee reduction that was proposed to start July 31, 2020, and it was noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. In connection with Weitz Inc.’s proposal to reduce the amount of the investment advisory fee that it receives from the Balanced Fund, Weitz Inc.’s representatives confirmed to the Board that Weitz Inc. undertakes to not reduce the level or quality of the investment management services that it provides to the Balanced Fund following the reduction in the amount of the investment advisory fee. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreement for the Balanced Fund, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement, for another year.
The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to other similar funds on a long-term basis and over shorter time periods, taking into consideration the fact that: (i) the Core Plus Income Fund commenced operations on July 31, 2014 and (ii) the Ultra Short Government Fund had operated as a “government money market fund” until December 16, 2016. In addition, the Board compared expenses of each Income Fund to the expenses of other similar funds, noting that (i) the expenses of the Core Plus Income Fund, the Short Duration Income Fund and the Ultra Short Government Fund each compare favorably with industry averages for other funds of similar size and investment objective and (ii) the total expenses for the Nebraska Tax-Free Income Fund were generally above industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between each of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The members of the Board also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related, and they took into consideration the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.
The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The members of the Board also considered and reviewed with the representatives of Weitz Inc. the cost allocation practices employed with respect to the Funds and determined that the cost allocation methods are reasonable and appropriately reflect the costs of services that are provided to the Funds.
The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, including certain institutional accounts, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.
In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements,

Q3 2020 Semi-Annual Report 75
the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.
In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans, and the Board noted the plan to implement a reduction in the overall level of the fees charged pursuant to the Administrative Services Plans that was proposed to start July 31, 2020.
In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Agreements for each Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses and Weitz Inc.’s agreement to reduce the investment advisory fees for certain of the Funds. They noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. The Board also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods.
The Board also considered the business, regulatory and entrepreneurial risks undertaken by Weitz Inc. in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.
Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.
In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:
The nature, extent and quality of the advisory services provided.
The Trustees concluded that Weitz Inc. is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Weitz Inc. to each of the Funds, Weitz Inc.’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and Weitz Inc.’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Weitz Inc., the Trustees concluded that Weitz Inc. is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.
The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2020, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of Weitz Inc. other information and data, including each Fund’s performance against its primary comparative index and its peer funds as follows:
1. Balanced Fund. The Board first reviewed information and materials regarding the performance results for the Balanced Fund, noting that the Investor Shares of the Fund had outperformed its primary comparative index, the Morningstar Moderately Conservative Target Risk Index, for the one-, three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Investor Shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2020.
2. Core Plus Income Fund. The Board next reviewed information and materials regarding the performance results for the Core Plus Income Fund, noting that the Institutional Shares of the Fund, which commenced operations July 31, 2014, had underperformed its primary comparative index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended March 31, 2020 and for the period since inception. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, two-, three- and four- year periods ended March 31, 2020, and had outperformed its peer group median for the five-year period ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

76 Q3 2020 Semi-Annual Report
3. Hickory Fund. The Board then reviewed information and materials regarding the performance results for Hickory Fund and noted that the Fund had outperformed its primary comparative index, the Russell Midcap Index, for the one-year period ended March 31, 2020, and had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Fund had outperformed its peer group median for the one- and two-year periods ended March 31, 2020, and had underperformed its peer group median for the three-, four- and five-year periods ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
4. Nebraska Tax-Free Income Fund. The Board then reviewed information and materials regarding the performance results for the Nebraska Tax-Free Income Fund, noting that the Fund had outperformed its primary comparative index, the Bloomberg Barclays 5-Year Municipal Bond Index, for the one-year period ended March 31, 2020, and had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
5. Partners III Opportunity Fund. The Board next reviewed information and materials regarding the performance results for Partners III Opportunity Fund and the Board noted that the Institutional Shares of the Fund had outperformed its primary comparative index, the S&P 500 Index, for the one-year period ended March 31, 2020, and had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, two-, three-, and four-year periods ended March 31, 2020, and had underperformed its peer group median for the five-year period ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
6. Partners Value Fund. The Board then reviewed information and materials regarding the performance results for Partners Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary comparative index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
7. Short Duration Income Fund. The Board next reviewed information and materials regarding the performance results for the Short Duration Income Fund and the Board noted that the Institutional Shares of the Fund had underperformed its primary comparative index, the Bloomberg Barclays 1-3 U.S. Aggregate Year Index, for the one-, three- and five-year periods ended March 31, 2020, and had outperformed its primary comparative index for the ten-year period ended March 31, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and two-year periods ended March 31, 2020, had matched the performance of its peer group median for the three-year period ended March 31, 2020, and had underperformed its peer group median for the four- and five-year periods ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
8. Ultra Short Government Fund. The Board next reviewed information and materials regarding the performance results for the Ultra Short Government Fund, noting that the Fund had underperformed its primary comparative index, the ICE BofAML US 6-Month Treasury Bill Index, for the one-, three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2020. In connection with the Board’s review of the performance results presented for the Ultra Short Government Fund, the members of the Board took into consideration the fact that, prior to December 16, 2016, the Ultra Short Government Fund had been operated as a government money market fund and, as a result, the performance returns for periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies different from the investment objectives and strategies that the Fund implemented effective December 16, 2016. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
9. Value Fund. The Board then reviewed information and materials regarding the performance results for the Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary comparative index, the S&P 500 Index, for the one-year period ended March 31, 2020, and had underperformed its primary comparative index for the three-, five- and ten-year periods ended March 31, 2020. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, two- and three-year periods ended March 31, 2020, and had underperformed its peer group median for the four- and five-year periods ended March 31, 2020. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including the Institutional Shares and the Investor Shares of the Funds, as applicable) based upon the relevant information presented, as compared to the advisory fees and overall expenses of other mutual funds in each respective Fund’s designated peer group as follows:
1. Balanced Fund. The Board first reviewed expense information and materials for the Balanced Fund, noting that, under proposed revisions to the Advisory Agreement, starting July 31, 2020 the investment advisory fee for the Fund would be at a rate of 0.60% on the Fund’s assets, and this rate was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.
2. Core Plus Income Fund. The Board next reviewed expense information and materials for the Core Plus Income Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.40%, which was lower than the median net expense ratio of its peer funds.
3. Hickory Fund. The Board then reviewed expense information and materials for Hickory Fund, noting that, under proposed revisions to the Advisory Agreement, starting July 31, 2020 the investment

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advisory fee for the Fund would be at a rate of 0.85% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.85% was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.09%, which was below the median net expense ratio of its peer funds.
4. Nebraska Tax-Free Income Fund. The Board then reviewed expense information and materials for the Nebraska Tax-Free Income Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.45%, which was below the median net expense ratio of its peer funds.
5. Partners III Opportunity Fund. The Board then reviewed expense information and materials for Partners III Opportunity Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was lower than the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.16%, which was lower than the median net expense ratio of its peer funds.
6. Partners Value Fund. The Board next reviewed expense information and materials for Partners Value Fund, noting that, under proposed revisions to the Advisory Agreement, starting July 31, 2020 the investment advisory fee for the Fund would be at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.89%, which was above than the median net expense ratio of its peer funds.
7. Short Duration Income Fund. The Board next reviewed expense information and materials for Short Duration Income Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.
8. Ultra Short Government Fund. The Board next reviewed expense information and materials for the Ultra Short Government Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which was equal to the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.20%, which was lower than the median net expense ratio of its peer funds.
9. Value Fund. The Board next reviewed expense information and materials for Value Fund, noting that, under proposed revisions to the Advisory Agreement, starting July 31, 2020 the investment advisory fee for the Fund would be at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.89%, which was above the median net expense ratio of its peer funds.
On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.
The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets, and they further took into consideration that Weitz Inc. had reduced the level of investment advisory fees for certain of the Equity Funds. In addition, while it was noted that the investment advisory fees for the Income Funds and for the Balanced Fund will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Weitz Inc. and the competitive nature of the mutual fund marketplace, and they further took into consideration that Weitz Inc. had reduced the level of the investment advisory fee for the Balanced Fund. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Weitz Inc. with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.
Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Weitz Inc. by virtue of Weitz Inc.’s provision of administrative and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.
Other Considerations. In approving the continuation of the Agreements, the Trustees determined that Weitz Inc. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Weitz Inc. management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that Weitz Inc. has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements under which Weitz Inc. has undertaken to waive a portion of its fees and to reimburse expenses of eight of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Weitz Inc., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

78 Q3 2020 Semi-Annual Report
INDEX DESCRIPTIONS
The following indices are used as benchmarks for the various mutual funds offered by Weitz Funds. Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg Barclays	The Bloomberg Barclays 1-3 Year U.S. Aggregate Index is generally representative
1-3 Year U.S. Aggregate	of the market for investment grade, U.S. dollar denominated, fixed-rate taxable
Index	bonds with maturities from one to three years.

Bloomberg Barclays	The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted
5-Year Municipal Bond	bond index generally representative of major municipal bonds of all quality ratings
Index	with an average maturity of approximately five years.

Bloomberg Barclays U.S.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark
Aggregate Bond Index	that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

CPI + 1.00%	The CPI + 1% is created by adding 1% to the annual percentage change in the
Consumer Price Index (“CPI”) as determined by the U.S. Department of Labor
Statistics. There can be no guarantee that the CPI will reflect the level of inflation at any time.

ICE BofA US 6-Month	The ICE BofA US 6-Month Treasury Bill Index is generally representative of the
Treasury Bill Index	market for U.S. Treasury Bills.

Morningstar Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation
Conservative Target	index comprised of constituent Morningstar indices and reflects global equity
Risk Index	market exposure of 40% based on an asset allocation methodology derived by
Ibbotson Associates, a Morningstar company.

Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S.
companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index	The Russell Midcap Index tracks the performance of the 800 next-largest U.S.
companies, after the 1,000 largest U.S. companies.

S&P 500® Index	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Q3 2020 Semi-Annual Report 79

Board of Trustees	Distributor
Lorraine Chang	Weitz Securities, Inc.
John W. Hancock
Thomas R. Pansing, Jr.	Transfer Agent and Dividend
Roland J. Santoni	Paying Agent
Delmer L. Toebben	Weitz Investment Management, Inc.
Wallace R. Weitz
Justin B. Wender	Sub-Transfer Agent
DST Asset Manager Solutions, Inc.
Investment Adviser
Weitz Investment Management, Inc.	NASDAQ symbols:
1125 South 103rd Street, Suite 200	Balanced Fund
Omaha, NE 68124-1071	Investor Class - WBALX
(800) 304-9745	Institutional Class - WBAIX
Core Plus Income Fund
Custodian	Investor Class - WCPNX
State Street Bank and Trust Company	Institutional Class - WCPBX
Hickory Fund - WEHIX
Officers	Nebraska Tax-Free Income Fund - WNTFX
Wallace R. Weitz, President	Partners III Opportunity Fund
Shar M. Bennett, Assistant Treasurer	Investor Class - WPOIX
James J. Boyne, Vice President & Treasurer	Institutional Class - WPOPX
Thomas D. Carney, Vice President	Partners Value Fund
John R. Detisch, Vice President, Secretary &	Investor Class - WPVLX
Chief Compliance Officer	Institutional Class - WPVIX
Martha J. Gilchrist, Vice President	Short Duration Income Fund
Bradley P. Hinton, Vice President	Investor Class - WSHNX
Andrew S. Weitz, Vice President	Institutional Class - WEFIX
Ultra Short Government Fund - SAFEX
Value Fund
Investor Class - WVALX
Institutional Class - WVAIX

Beginning on January 1, 2021, paper copies of this report will no longer be sent by mail (unless specifically requested). Instead, the reports will be made available at weitzinvestments.com and you will be notified by mail each time a report is posted. For additional information, please see the notice contained on the Table of Contents page of this report.
Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.
11/18/2020

Item 2. Code of Ethics.
Not required for Semi-Annual Report.
Item 3. Audit Committee Financial Expert.
Not required for Semi-Annual Report.
Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13. Exhibits
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 18, 2020

By: (Signature and Title)*
 /s/ James J. Boyne
James J. Boyne, Treasurer

Date: November 18, 2020

* Print the name and title of each signing officer under his or her signature.